MACKENZIE FLORIDA LIMITED TERM MUNICIPAL FUND

                                               a series of

                                          MACKENZIE SERIES TRUST
                                        Via Mizner Financial Plaza
                                   700 South Federal Highway, Suite 300
                                        Boca Raton, Florida 33432

                                   STATEMENT OF ADDITIONAL INFORMATION

                                             October 27, 1995
                                   (as supplemented on January 1, 1996)

          _________________________________________________________________

                         Mackenzie Series Trust (the "Trust") is a diversified open-
                    end management investment company that consists of five fully managed portfolios, one of which is offered hereby.
          This
                    Statement of Additional Information ("SAI") describes one of the portfolios, Mackenzie Florida Limited Term Municipal
          Fund (the
                    "Fund").

                         This SAI is not a prospectus and should be read in
                    conjunction with the prospectus for the Fund dated
          October 27,
                    1995 (as supplemented on January 1, 1996) (the
          "Prospectus"),
                    which may be obtained without charge from the Trust at the
                    Distributor's address and telephone number listed below.


                                            INVESTMENT MANAGER

                              Mackenzie Investment Management Inc. ("MIMI")
                                        Via Mizner Financial Plaza
                                        700 South Federal Highway
                                                Suite 300
                                        Boca Raton, Florida 33432
                                        Telephone:   (407) 393-8900














                                               DISTRIBUTOR

                             Mackenzie Ivy Funds Distribution, Inc.
          ("MIFDI")
                                        Via Mizner Financial Plaza
                                        700 South Federal Highway
                                                Suite 300
                                        Boca Raton, Florida 33432
                                        Telephone:   (800) 456-5111


















                                            TABLE OF CONTENTS


              PAGE

                    INVESTMENT OBJECTIVES AND POLICIES
                         MUNICIPAL SECURITIES
                              RISK FACTORS AND SPECIAL CONSIDERATIONS
          RELATING
                                   TO FLORIDA MUNICIPAL SECURITIES
                         U.S. GOVERNMENT SECURITIES
                         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS COMMERCIAL PAPER
                         REPURCHASE AGREEMENTS
                         BORROWING
                         RESTRICTED AND ILLIQUID SECURITIES
                         TEMPORARY INVESTMENTS
                         OTHER INVESTMENT TECHNIQUES

                    INVESTMENT RESTRICTIONS

                    ADDITIONAL RESTRICTIONS

                    ADDITIONAL RIGHTS AND PRIVILEGES
                         AUTOMATIC INVESTMENT METHOD
                         EXCHANGE OF SHARES












                         LETTER OF INTENT
                         REINVESTMENT PRIVILEGE
                         RIGHTS OF ACCUMULATION
                         SYSTEMATIC WITHDRAWAL PLAN

                    BROKERAGE ALLOCATION

                    TRUSTEES AND OFFICERS
                         PERSONAL INVESTMENTS BY EMPLOYEES OF THE ADVISER

                    COMPENSATION TABLE

                    INVESTMENT ADVISORY AND OTHER SERVICES
                         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY
          SERVICES
                         DISTRIBUTION SERVICES
                         CUSTODIAN
                         FUND ACCOUNTING
                         TRANSFER AND DIVIDEND PAYING AGENT
                         ADMINISTRATOR
                         AUDITORS

                    CAPITALIZATION AND VOTING RIGHTS

                    NET ASSET VALUE

                    PORTFOLIO TURNOVER

                    REDEMPTIONS

                    CONVERSION OF CLASS B SHARES












                    TAXATION
                         GENERAL
                         DISCOUNT
                         DISTRIBUTIONS
                         DISPOSITION OF SHARES
                         BACKUP WITHHOLDING
                         OTHER TAXATION

                    PERFORMANCE INFORMATION

                    FINANCIAL STATEMENTS












                    APPENDIX A     DESCRIPTION OF STANDARD & POOR'S
          CORPORATION
                                   ("S&P") AND MOODY'S INVESTORS SERVICE,
          INC.
                                   ("MOODY'S") CORPORATE BOND, COMMERCIAL
          PAPER
                                   AND MUNICIPAL OBLIGATIONS RATINGS

                    APPENDIX B     TAX-EXEMPT VS. TAXABLE INCOME



























































                                    INVESTMENT OBJECTIVES AND POLICIES

                         Mackenzie Series Trust (the "Trust") is a diversified open-
                    end management investment company organized as a Massachusetts business trust on April 22, 1985 under the name Industrial Series
                    Trust. The Fund's investment objectives and general investment policies are described in the Prospectus. Additional information concerning the characteristics of the Fund's investments is set forth below.

                    MUNICIPAL SECURITIES

                         The Fund may invest in municipal securities within the three highest rating categories used by Moody's Investors Service, Inc.
                    ("Moody's) and Standard & Poor's Corporation ("S&P").
          A
                    description of the ratings is contained in Appendix A to this
                    SAI.

                         The Fund may invest in both "general obligation bonds" and
                    "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Municipal bonds are issued for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works.
                    Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and private activity bonds are issued by or on behalf of public authorities to obtain funds to provide for privately operated housing facilities and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

                         Industrial development bonds that pay tax-exempt interest
                    are, in most cases, revenue bonds and do not generally carry the pledge of the full faith and credit of the issuer of such bonds.
                    The payment of the principal and interest on such industrial development bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund will not invest more than 5% of its assets in securities where the
                    principal and interest are the responsibility of an industrial user with less than three years' operational history.
          In
                    addition, the Fund will not invest in industrial development bonds for the use of privately-owned electric utilities.

























                         There are, depending on numerous factors, variations in the risks involved in holding municipal securities, both within a particular rating classification and between classifications.
                    The market values of outstanding municipal bonds will vary as a result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal payments.
                    Such market values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the Fund's portfolio, would decline;
                    should such interest rates decline, the values of outstanding bonds would increase.

                         As a result of litigation or other factors, the power or
                    ability of issuers of municipal bonds to pay principal and/or interest might be adversely affected. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the
                    Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon the power of municipalities to levy taxes.

                         The Fund may invest without limitation in issues of
                    municipal securities that have similar characteristics, such as municipal securities issued by issuers located in the same geographic region, and municipal securities (other than those issued by non-governmental issuers) that derive interest payments from revenues of similar projects (for example, electric utility systems, hospitals, or housing finance agencies). Consequently, the Fund's portfolio of municipal securities may be more
                    susceptible to the risks of adverse economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

                         For the purpose of certain requirements under the Investment
                    Company Act of 1940, as amended (the "1940 Act"), and certain of the Fund's investment restrictions, identification of the
                    "issuer" of a municipal security depends on the terms and
                    conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond or private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then the nongovernmental user would be
                    deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the government or other agency.
























                         Interest on certain types of industrial
          development bonds
                    (or private activity bonds) (generally small issues, and
                    obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer) will not be exempt from Federal income tax when received by "substantial users" or persons related to "substantial users" as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed from the proceeds of industrial development bonds. The Fund may invest periodically in industrial development bonds and private activity bonds and,
                    therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by such bonds or "related persons" of substantial users. Generally, an
                    individual will not be a related person of a substantial user under the Code unless the person or his or her immediate family
                    (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50% in value of the equity of the substantial user.

                         Legislative developments may affect the value of the
                    securities in the Fund's portfolio, and therefore the value of the Fund's shares, as well as the tax-exempt status of dividends.
                    The Board of Trustees of the Trust will monitor the progress of any such proposals to determine what, if any, defensive action may be taken. If any legislation which would have a material adverse effect on the ability of the Fund to pursue its objective were adopted, the investment objective and policies of the Fund would be reconsidered by the Fund's shareholders.

                         RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO FLORIDA
                    MUNICIPAL SECURITIES:

                    The following information as to certain Florida state
          (the
                    "State") risk factors is given to investors in light of Mackenzie
                    Florida Limited Term Municipal Fund's policy of concentrating its investments in Florida municipal issuers. Obligations of the
                    State or local governments may be affected by budgetary pressures affecting the State and economic conditions in the State. The following information constitutes only a brief summary, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of Florida issuers and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

                         FLORIDA ECONOMY. The State's economy has typically
                    performed better than the nation's. The State's strong population growth is one fundamental reason for this relatively
                    better economic performance. Since 1984, the State's average annual population increase has been around 2.3%, while the nation's average annual population increase has been around 1.0%.























                    Though the State has grown by an average of 287,300 people per year from 1985 through 1994, the strength of the economy has created an environment that has essentially absorbed the vast majority of new residents seeking employment.  Since
          1985, the
                    job creation rate for the State is almost twice the rate for the nation as a whole.

                         Over the years, Florida's personal income has been growing at a strong pace and has generally outperformed both the U.S. as a whole and the southeast in particular. The State's economy since the early seventies has diversified in such a way as to provide a broader economic base. As a result, the State's per capita personal income has tracked closely with the national average and has tracked above the southeast. From 1985 through
                    1994, the State's per capita income rose an average
          5.2% per
                    year, while the national per capita income increased an average
                    5.1%.

                         Florida's income structure differs from that of the nation and the southeast. Because Florida has a proportionally greater retirement age population, property income and transfer payments are a relatively more important source of income. One positive aspect of this greater diversity is that transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods. From 1985 through 1994, Florida's total nominal and per capita personal income increased by approximately 107% and 64.6%, respectively. For the nation, total and per capita personal income increased by approximately 80.7% and 63.7%, respectively.

                         The service sector is Florida's largest employer.
                    Presently, the State's service sector employment constitutes
                    86.4% of total non-farm employment. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs are less sensitive to business cycle swings. Moreover, manufacturing jobs nationwide and in the southeast are more
                    concentrated in areas such as heavy equipment, primary metals, chemicals and textile mill products. Florida, on the other hand, has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These kinds of jobs tend to be less cyclical than other forms of manufacturing employment.
                    The rate of job creation in Florida's manufacturing sector has kept pace with that of the U.S since the eighties.
          Florida's
                    unemployment rate throughout the 1980's tracked below that of the nation. In recent years, however, as the State's economic growth has slowed from its previous highs, the unemployment rate has tracked above the national average. The average rate of
                    unemployment for Florida since 1980 is 6.3%, while the national average is 6.4%.

                         Tourism is one of the State's most important industries.
                    Approximately 39.9 million people visited the State in 1994, as reported by the Florida Department of Commerce. The state's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus, to a degree reducing its seasonality.

                         REVENUES AND EXPENDITURES. The State prepares an annual
                    budget which is formulated each year and presented to the
                    Governor and the Legislature. The Florida Constitution and
                    Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year
          (July 1-
                    June 30). The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

                         The State is not authorized by law to issue obligations to fund governmental operations. The Florida Constitution provides that State bonds pledging the full faith and credit of the State may be issued only to finance or refinance the cost of State fixed capital outlay projects upon approval by a vote of the electors, and provides that revenue bonds may be issued by the
                    State or its agencies without a vote of the electors only to finance or refinance the cost of State fixed capital outlay projects which shall be payable solely from funds derived
                    directly from sources other than State tax revenues.

                         Financial operations of the State covering all receipts and expenditures are maintained through the use of four fund types -












                    the General Revenue Fund, Trust Funds, the Working Capital Fund
                    and beginning in fiscal year 1994-1995, the Budget Stabilization
                    Fund.

                         The General Revenue Fund receives the majority of State tax revenues.  Major sources of tax revenues to the General
          Revenue
                    Fund are the sales and use tax, corporate income tax, intangible personal property tax and beverage tax. The greatest single source of tax receipts in Florida is the sales and use tax. All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited either to the General
                    Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. For the fiscal year ended June 30, 1994, receipts from this source were $10,012.50 million, an increase of 6.9%
                    from fiscal year 1992-93. The second largest source of State tax receipts, including those distributed to local governments, is the tax on motor fuels. Collections from this source in State fiscal year ending June 30, 1994 were $1,733.4 million.
          These
                    revenues are almost entirely dedicated to trust funds for
                    specific purposes and are not included in the State
          General
                    Revenue Fund. The State's alcoholic beverage tax is an excise tax on beer, wine and liquor. This tax is one of the State's major tax sources, with revenues totalling $439.8 million in the fiscal year ended June 30, 1994. All receipts of the corporate income tax are credited to the General Revenue Fund.
          For the
                    fiscal year ended June 30, 1994, receipts from this source were























                    $1,047.4 million, an increase of 23.7% from fiscal year 1992-93.
                    In fiscal year 1993-94 total intangible personal property tax collections were $836.0 million, a 6.7% increase over the prior year.

                         For fiscal year 1994-95, the estimated General Revenue plus
                    Working Capital funds available total $14,682.9 million, a 6.1%
                    increase over 1992-93. This amount reflects a transfer of $159.0 million in non-recurring revenue due to Hurricane
          Andrew, to a
                    hurricane relief trust fund. The $13,702.1 million in Estimated
                    Revenues (excluding the Hurricane Andrew impacts) represent a
                    6.6% increase over the analogous figure in 1993-94.
          With
                    combined General Revenue Working Capital Fund and
          Budget
                    Stabilization Fund appropriations at $14,330.8 million, unencumbered reserves at the end of 1994-95 are estimated at
                    $352.1 million.

                         For fiscal year 1995-96, the estimated General Revenue plus
                    Working Capital and Budget Stabilization funds
          available total
                    $15,147.5 million, a 3.2% increase over 1994-95.  The
          $14,456.7
                    million in Estimated Revenues and recently legislated
          revenue
                    impacts represent a 5.5% increase over the analogous
          figure in
                    1994-95.  With combined General Revenue, Working
          Capital Fund,
                    and Budget Stabilization Fund appropriations at
          $14,800.4
                    million, unencumbered reserves at the end of 1995-96 are
                    estimated at $347.1 million.













                         Subject to the limitations described in the Prospectus,
                    Florida municipal securities also include debt obligations issued by or on behalf of the governments of Puerto Rico, the U.S.
                    Virgin Islands and Guam.  Mackenzie Florida Limited
          Term
                    Municipal Fund may not invest more than 5% its net assets in obligations of each of the U.S. Virgin Islands and Guam, but may invest without limitation in obligations of Puerto
          Rico.
                    Accordingly, Mackenzie Florida Limited Term Municipal Fund may be
                    adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations.

                         PUERTO RICO ECONOMY.  Since 1983, Puerto Rico has
                    experienced a wide ranging expansion with growth in almost every sector of its economy and record levels of employment.
          In
                    February 1995, the number of persons employed in Puerto
          Rico
                    increased to 1,086,000. The unemployment rate as of February
                    1995 was 12.5%. Although the increase in real gross product slowed to 0.9% in fiscal 1991, and 0.8% in fiscal 1992, reflecting the effects of the recession in the U.S.
          economy, the
                    growth pattern continued in fiscal 1993 and 1994 with real gross product increases of 3.0% and 2.6%. While trends in the Puerto
                    Rico economy normally follow those in the United States, Puerto
                    Rico did not experience a recession during fiscal 1991 as the
                    United States recently did, primarily because its manufacturing base is comprised of certain industries less prone to business cycle fluctuations. Other factors contributing to Puerto Rico's decade-long expansion include Commonwealth-sponsored economic development programs, the relatively stable prices of oil
                    imports, the continued growth in the U.S. economy, declines in the exchange value of the U.S. dollar and the relatively low cost of borrowing during the period.

                         In the first seven months of fiscal 1995, the
          Economic
                    Activity Index, a composite index of thirteen economic indicators prepared by the Puerto Rico Planning Board, increased
          2.7%
                    compared to fiscal 1994. The Index may not necessarily change at the same percentage rate as the real gross product of Puerto
                    Rico. The Planning Board's real gross product forecast for fiscal 1995 and fiscal 1996, made in February 1995, shows
                    increases of 2.9% and 2.7%, respectively. Actual growth in fiscal 1996 will continue to depend on several factors, including the state of the U.S. economy, the relative stability in the price of oil imports, the exchange value of the U.S. dollar and the cost of borrowing.

                         Puerto Rico has a diversified economy with the manufacturing and services sectors comprising the principal sectors. Manufacturing is the largest sector in terms of gross domestic
                    product. In fiscal 1994, manufacturing generated $16.3 billion
                    (or 41.5%) of gross domestic product, as compared with fiscal
                    1993 when it generated $15.2 billion (or 41.4%) of gross domestic product. Manufacturing in Puerto Rico is more diversified now than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments,
                    computer, microprocessor, medical product and electrical product industries over the last decade. One of the factors assisting the development of the manufacturing sector has been the tax incentives offered by the federal and Commonwealth governments, most notably Section 936 of the Code, under which certain
                    qualifying U.S. corporations may be entitled to U.S.
          corporate
                    income tax credits. Federal legislation enacted in 1993 amending
                    Code Section 936 reduces the level of these incentives.
          At
                    present, it is difficult to forecast what the short and long term effects of the new limitations to the Section 936 credit will be on the economy of Puerto Rico.

                         Over the past decade, Puerto Rico has experienced
                    significant growth in the services sector in terms of both income and employment, showing a favorable trend as compared
          with
                    certain other industrialized economies.  During the
          period
                    between 1990 and 1994, the gross domestic product in the services sector increased at an annual average rate of 4.7%.
          Employment
                    in this sector increased at an annual average rate of 3.2% during the same period.  The services sector, which accounted
          for
                    approximately 47.3% of total employment, accounted for
          $15.0
                    billion (or 38.2%) of Puerto Rico's gross domestic product in fiscal 1994, as compared with $14.4 billion (or 39.2%) of gross domestic product in fiscal 1993. The services sector, particularly wholesale and retail trade and finance, insurance
                    and real estate, has experienced significant growth partly in response to the expansion of the manufacturing sector.
          A major
                    element in the economic program of the present administration is the further development of the local services sector which has the capacity to increase its export potential and to generate more income and jobs during the coming years.

                         The United States, Canada and Mexico have entered into the
                    North American Free Trade Agreement ("NAFTA"), which agreement is designed to eliminate restrictions on trade and investment flows among the three countries. Certain of the Commonwealth's
                    industries, including those that are lower salaried and labor intensive, may face increased competition from Mexico, while
                    Puerto Rico's favorable investment environment, highly skilled work force, infrastructure development and tax structure (mainly
                    Section 936) may tend to create expanded trade opportunities for
                    Puerto Rico in such areas as pharmaceutical and high technology manufacturing. Reductions in after-tax return resulting from changes to Section 936 is not expected to eliminate Puerto Rico's competitive advantage in certain key industries over Mexico, including pharmaceuticals, electronics and scientific












                    instruments.

                         PUERTO RICO DEBT MANAGEMENT. The Commonwealth exercises
                    virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its
                    relationship with the federal government. Most federal taxes, except those such as social security taxes, are not levied in
                    Puerto Rico. No federal income tax is collected from Commonwealth residents on ordinary income earned from sources in
                    Puerto Rico, except for federal employees who are subject to taxes on their salaries.

                         The Commonwealth has established policies and programs
                    directed at the development of manufacturing and the expansion and modernization of the island's infrastructure. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public
                    corporations and municipalities. The Constitution of Puerto Rico provides a limitation on the amount of general obligations debt that can be issued. The Commonwealth's policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.
          Direct debt
                    of the Commonwealth is supported by Commonwealth taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from charges for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes.


                         Historically, the Commonwealth has maintained a fiscal
                    policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. The Commonwealth also has sought opportunities to realize debt service savings by refunding outstanding debt with obligations bearing lower interest rates.
                    In certain years, this policy has had the effect of causing the rate of growth of public sector debt to be higher than the rate of growth of gross domestic product. Over the fiscal years 1990 to 1994, public sector debt increased 21.4% while gross product rose 23.3%. Short-term debt outstanding relative to total debt was 7.4% as of December 31, 1994.

                    U.S. GOVERNMENT SECURITIES

                         The Fund may invest in U.S. Government securities.
          U.S.
                    Government securities are obligations of, or guaranteed by, the
                    U.S. Government, its agencies or instrumentalities.
          Securities
                    guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds), and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). In these securities, the
                    payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

                         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA
                    certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal
                    amortization and may be prepaid prior to maturity.
          Prepayment
                    rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict
                    accurately the average life of a particular pool.
          Reinvestment
                    of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment
                    feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

                         Securities issued by U.S. Government
          instrumentalities and
                    certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury.  However, they involve
          Federal
                    sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and
                    instrumentalities include, but are not limited to, Federal Land
                    Banks, Farmers Home Administration, Bank for
          Cooperatives
                    (including Central Bank for Cooperatives), Federal Intermediate
                    Credit Banks, Federal Home Loan Banks, Federal National Mortgage
                    Association, Student Loan Marketing Association, Tennessee Valley
                    Authority, Export-Import Bank of the United States,
          Commodity
                    Credit Corporation, Federal Financing Bank, Federal
          Home Loan












                    Mortgage Corporation, Small Business Administration and National
                    Credit Union Administration.

                    BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

                         The Fund may invest in bank obligations, which may include certificates of deposit, bankers' acceptances, and other short-
                    term debt obligations.  Certificates of deposit are
          negotiable
                    certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified
          return.
                    Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for
          specific
                    merchandise, which are "accepted" by a bank, meaning, in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Investments in certificates of
          deposit
                    and bankers' acceptances are limited to obligations of
          (i) banks
                    having total assets in excess of $1 billion, and (ii) other banks if the principal amount of such obligation (currently $100,000)
                    is fully insured by the Federal Deposit Insurance
          Corporation
                    ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of federally or state chartered institutions that have total assets in excess of $1 billion and whose deposits are insured by the FDIC.

                    COMMERCIAL PAPER

                         The Fund may invest in commercial paper.
          Commercial paper
                    represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance
                    companies. Investments in commercial paper are limited to
                    obligations rated Prime-1 by Moody's Investors Service,
          Inc.












                    ("Moody's") or A-1 by Standard and Poor's Corporation ("S&P") or,
                    if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or
                    AAA or AA by S&P.

                    REPURCHASE AGREEMENTS

                         The Fund may enter into repurchase agreements.
          Repurchase
                    agreements are agreements under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. The Fund will not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities including such repurchase agreements. The
                    Fund may enter into repurchase agreements with banks or broker-
                    dealers deemed to be creditworthy by MIMI under guidelines approved by the Board of Trustees. In the event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.













                    BORROWING

                         As a fundamental policy, the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes. The
                    Fund may borrow in amounts up to 10% of its total assets taken at cost or market value, whichever is lower. All borrowings will be repaid before any additional investments are made. The Fund may not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness. Borrowing may exaggerate the effect on the Fund's net asset value of any
                    increase or decrease in the value of the Fund's portfolio
                    securities. Money borrowed will be subject to interest costs
                    (which may include commitment fees and/or the cost of maintaining minimum average balances).

                    RESTRICTED AND ILLIQUID SECURITIES

                         It is the Fund's policy that restricted
          securities,
                    including restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of
                    1933, as amended (the "1933 Act"), and any other illiquid
                    securities (including certain repurchase agreements and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of the Fund's net assets. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
                    Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where a registration statement is required, the Fund may be required to bear all or part of the registration expenses. There may be a lapse of time between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security. If, during such a period, adverse market conditions were to develop, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Fund will carefully monitor each of its investments in these securities, focussing on such
                    important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

                    TEMPORARY INVESTMENTS

                         From time to time on a temporary basis, the Fund may invest in fixed-income obligations the interest on which is subject to
                    Federal income tax. Except when the Fund is in a "defensive"
                    investment position, it will not purchase a taxable security if,












                    as a result, more than 20% of its total net assets would be invested in taxable securities.

                         The above limitation is a fundamental policy of the Fund,
                    i.e., it may not be changed without a majority vote of the Fund's outstanding securities. Temporary taxable investments of the
                    Fund may consist of obligations issued or guaranteed by the U.S.
                    Government or its agencies or instrumentalities, commercial paper rated A-l by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $1 billion in assets, or repurchase agreements with such banks or with broker-dealers. See Appendix A for a further description of repurchase agreements and of the Moody's and S&P ratings relating to taxable securities.

                    OTHER INVESTMENT TECHNIQUES

                         Although the Fund has not done so in the last year and has no current intention of doing so in the foreseeable future, the
                    Fund may (i) lend its portfolio securities, (ii) purchase
                    securities on a "when-issued" or firm commitment basis,
          (iii)
                    acquire puts or standby commitments, (iv) engage in transactions in certain types of financial futures (such as interest rate futures) and related options, and options on individual securities and bond indices, (v) engage in "conversion"
          and
                    spread transactions; and (vi) write straddles.

                                         INVESTMENT RESTRICTIONS

                         The Fund's investment objectives as set forth in the
                    Prospectus under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the Fund's outstanding voting shares.
          Under
                    these restrictions, the Fund may not:

                         (i)     invest in real estate, real estate
          mortgage loans,
                                 commodities, commodity futures contracts or
                                 interests in oil, gas and/or mineral
          exploration or
                                 development programs, although the Fund
          may purchase
                                 and sell (a) securities that are secured by real
                                 estate, (b) securities of issuers that
          invest or
                                 deal in real estate, and (c) futures
          contracts as
                                 described in the Prospectus;

                         (ii)    make investments in securities for the
          purpose of
                                 exercising control over or management of the issuer;

                         (iii)   participate on a joint or a joint and
          several basis
                                 in any trading account in securities,
          although the
                                 "bunching" of orders of the Fund--or of
          the Fund and
                                 of other accounts under the investment
          management of
                                 the persons rendering investment advice to the Fund-
                                 -for the sale or purchase of portfolio
          securities













                                 shall not be considered participation in a joint
                                 securities trading account;

                         (iv) purchase securities on margin, except such short-
                                 term credits as are necessary for the
          clearance of
                                 transactions, although the deposit or
          payment by the
                                 Fund of initial or variation margin in
          connection
                                 with futures contracts or related options transactions is not considered the purchase of a
                                 security on margin;

                         (v) make loans, except that this restriction shall not
                                 prohibit (a) the purchase and holding of a portion
                                 of an issue of publicly distributed debt securities,
                                 (b) the lending of portfolio securities
          (provided
                                 that the loan is secured continuously by collateral
                                 consisting of U.S. Government securities or cash or
                                 cash equivalents maintained on daily
          marked-to-
                                 market basis in an amount at least equal to the
                                 current market value of the securities
          loaned), or
                                 (c) entry into repurchase agreements with banks or
                                 broker-dealers;

                         (vi)    borrow amounts in excess of 10% of its
          total assets,
                                 taken at lower of cost or market value,
          and then
                                 only from banks as a temporary measure for extraordinary or emergency purposes;

                         (vii)   mortgage, pledge, hypothecate or in any
          manner
                                 transfer, as security for indebtedness,
          any
                                 securities owned or held by the Fund
          (except as may
                                 be necessary in connection with permitted borrowings












                                 and then not in excess of 20% of the
          Fund's total












                                 assets); provided, however, that this does not
                                 prohibit escrow, collateral or margin
          arrangements
                                 in connection with the Fund's use of
          options, short
                                 sales, futures contracts and options on
          futures
                                 contracts;

                         (viii)  purchase the securities of issuers
          conducting their
                                 principal business activities in the same industry
                                 if immediately after such purchase the
          value of the
                                 Fund's investments in such industry would exceed 25%
                                 of the value of the total assets of the
          Fund;

                         (ix)    act as an underwriter of securities;

                         (x) make short sales of securities or maintain a short
                                 position; or

                         (xi) issue senior securities, except insofar as the Fund
                                 may be deemed to have issued a senior
          security in
                                 connection with any repurchase agreement or any
                                 permitted borrowing.

                                         ADDITIONAL RESTRICTIONS

                         The Fund has adopted the following additional restrictions,













                    which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the
                    Fund may not:

                         (i)     purchase or sell real estate limited
          partnership
                                 interests;

                         (ii) purchase or sell interests in oil, gas and mineral
                                 leases (other than securities of companies that
                                 invest in or sponsor such programs);

                         (iii)   purchase or retain securities of any
          company if, to
                                 the knowledge of the Trust, officers and Trustees of
                                 the Trust and officers and directors of
          MIMI or
                                 Mackenzie Financial Corporation who
          individually own
                                 more than 1/2 of 1% of the securities of that
                                 company together own beneficially more
          than 5% of
                                 such securities;

                         (iv) purchase any security if as a result the Fund would
                                 then have more than 5% of its total assets
          (taken at
                                 current value) invested in securities of companies
                                 (including predecessors) less than three years old;

                         (v)     invest more than 10% of its net assets
          taken at
                                 market value at the time of the investment in
                                 "illiquid securities."  Illiquid
          securities may
                                 include securities subject to legal or
          contractual























                                 restrictions on resale (including private placements), repurchase agreements maturing in more
                                 than seven days, certain options traded
          over-the-
                                 counter that the Fund has purchased,
          securities
                                 being used to cover certain options that the Fund
                                 has written, securities for which market quotations
                                 are not readily available, or other
          securities that
                                 legally or in the Investment Manager's
          opinion,
                                 subject to the Board's supervision, may be deemed
                                 illiquid, but shall not include any
          instrument that,
                                 due to the existence of a trading market, to the
                                 Fund's compliance with certain conditions intended
                                 to provide liquidity, or to other factors, is
                                 liquid; or

                         (vi)    purchase securities of other investment
          companies,
                                 except in connection with a merger,
          consolidation or
                                 sale of assets, and except that the Fund may
                                 purchase shares of other investment
          companies
                                 subject to such restrictions as may be
          imposed by
                                 the 1940 Act, and rules thereunder, or by any state
                                 in which shares of the Fund are
          registered.

                         In addition, so long as it remains a restriction of the Ohio
                    Division of Securities, the Fund will treat securities eligible for resale under Rule 144A of the Securities Act of 1933 and securities of unseasoned issuers as described in non-fundamental restriction (iv) above, as subject to the Fund's restriction on investing in restricted securities (see "Restricted and Illiquid
                    Securities" under "Investment Objectives and Policies," above).

                         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into.
                    Accordingly, if a percentage limitation is adhered to at the time of investment by the Fund, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other
                    circumstances beyond the Fund's control, will not be considered a violation.

                                     ADDITIONAL RIGHTS AND PRIVILEGES

                         The Trust offers to investors (and except as noted below,
                    bears the cost of providing) the rights and privileges described below. The Trust reserves the right to amend or terminate any one or more of such rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.
























                         Certain of the rights and privileges described below refer to other funds distributed by MIFDI, which funds are not
                    described in this SAI.  These funds are:  Mackenzie
          Limited Term
                    Municipal Fund, Mackenzie National Municipal Fund,
          Mackenzie
                    California Municipal Fund and Mackenzie New York Municipal Fund,
                    the four other series of the Trust, and Ivy Bond Fund, Ivy Canada
                    Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global
                    Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Bond Fund, Ivy
          Latin
                    America Strategy Fund, Ivy Money Market Fund, Ivy New
          Century
                    Fund and Ivy Short-Term Bond Fund, the thirteen series of Ivy
                    Fund (collectively, with the Fund, the "Ivy and Mackenzie
                    Funds"). Investors should obtain a current prospectus before exercising any right or privilege that may relate to these other funds.

                    AUTOMATIC INVESTMENT METHOD

                         The Automatic Investment Method is available for Class A and
                    Class B shareholders of the Fund. The minimum initial and
                    subsequent investment pursuant to this plan is $50 per month.
                    The Automatic Investment Method may be discontinued at any time upon receipt by Mackenzie Ivy Investor Services Corp. ("MIISC")
                    of telephone instructions or written notice of such discontinuation from the investor. See "Automatic
          Investment
                    Method" in the Account Application.

                    EXCHANGE OF SHARES













                         As described in the Prospectus, shareholders of the Fund
                    have an exchange privilege with certain other Ivy and Mackenzie
                    Funds. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective prospectus for the
                    Ivy or Mackenzie Fund into which the exchange is to be made.

                         INITIAL SALES CHARGE SHARES. Class A shareholders may
                    exchange their Class A shares ("outstanding Class A shares") for
                    Class A shares of another Ivy or Mackenzie Fund (or for shares of another Ivy or Mackenzie Fund that currently offers only a single class of shares) ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares.
                    (The additional sales charge will be waived for outstanding
                    Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their Class A shares for Class A shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

                         CONTINGENT DEFERRED SALES CHARGE SHARES.

                         CLASS A: Class A shareholders may exchange their Class A
                    shares subject to a contingent deferred sales charge, as























                    described in the Prospectus ("outstanding Class A shares"), for
                    Class A shares of another Ivy or Mackenzie Fund (or for shares of another Ivy or Mackenzie Fund that currently offers only a single class of shares) ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any contingent deferred sales charge that would otherwise be due upon the redemption of the outstanding Class A shares.
                    Class A shareholders of the Fund exercising the exchange
                    privilege will continue to be subject to the Fund's contingent deferred sales charge schedule (or period) following an exchange, unless the contingent deferred sales charge schedule that applies to the new Class A shares is higher (or such period is longer)
                    than the contingent deferred sales charge schedule (or period), if any, applicable to the outstanding Class A shares, in which case the schedule (or period) of the fund into which the exchange is made shall apply.

                         For purposes of the exchange feature and computing the
                    contingent deferred sales charge that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

                         CLASS B: Class B shareholders may exchange their Class B
                    shares ("outstanding Class B shares") for Class B shares of another Ivy or Mackenzie Fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any contingent deferred sales charge that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's contingent deferred sales charge schedule (or period) following an exchange, unless the contingent deferred sales charge schedule that applies to the new Class B shares is higher (or such period is longer)
                    than the contingent deferred sales charge schedule (or period)
                    applicable to the outstanding Class B shares, in which case the schedule (or period) of the fund into which the exchange is made shall apply.

                         For purposes of both the exchange feature and computing the contingent deferred sales charge that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

                         The following contingent deferred sales charge table ("Table
                    1") applies to Class B shares of Mackenzie National
          Municipal
                    Fund, Mackenzie California Municipal Fund, Mackenzie
          New York
                    Municipal Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund,
                    Ivy Growth Fund, Ivy Growth with Income Fund, Ivy Emerging Growth
                    Fund, Ivy International Fund, Ivy International Bond
          Fund, Ivy
                    New Century Fund, Ivy Latin America Strategy Fund and Ivy China
                    Region Fund ("Table 1 Funds"):
























                                                       CONTINGENT DEFERRED
          SALES
                                                       CHARGE AS A
          PERCENTAGE OF
                                                       DOLLAR AMOUNT
          SUBJECT TO
                         YEAR SINCE PURCHASE CHARGE

                         First                              5%
                         Second                             4%
                         Third                              3%
                         Fourth                             3%
                         Fifth                              2%
                         Sixth                              1%
                         Seventh and thereafter             0%

                         The following contingent deferred sales charge table ("Table
                    2") applies to Class B shares of the Fund, Mackenzie Limited Term
                    Municipal Fund and Ivy Short-Term Bond Fund ("Table 2
          Funds"):

                                                       CONTINGENT DEFERRED
          SALES
                                                       CHARGE AS A
          PERCENTAGE OF
                                                       DOLLAR AMOUNT
          SUBJECT TO
                         YEAR SINCE PURCHASE CHARGE

                         First                              3%
                         Second                             2 1/2%
                         Third                              2%
                         Fourth                             1 1/2%
                         Fifth                              1%
                         Sixth and thereafter               0%

                         The contingent deferred sales charge schedule for Table 1
                    Funds is higher (and the period is longer) than the contingent deferred sales charge schedule (and period) for Table 2
          Funds.
                    Accordingly, the contingent deferred sales charge schedule that applies to the redemption of Table 1 Fund shares would apply to all Class B shares that are acquired as a result of an exchange between a Table 1 and a Table 2 Fund (taking into account the
                    "tacking" of the holding period, if any, of the shares held before the exchange).

                         EXAMPLE: An investor may decide to exchange Class B shares of a Table 1 Fund that have been held for two years
                         ("outstanding Class B shares") for Class B shares of a Table
                         2 Fund ("new Class B shares"). The exchange itself would
                         not trigger payment of the 4% contingent deferred sales
                         charge that would have been due in accordance with Table 1 upon the redemption of the outstanding Class B shares. If, three years later, the investor redeems the new
          Class B
                         shares, a 2% contingent deferred sales charge would be
                         assessed in accordance with Table 1, since Table
          1's
                         contingent deferred sales charge schedule is higher than
                         that of Table 2, and because by "tacking" the two year
                         holding period of the outstanding Class B shares onto the
                         three year holding period of the new Class B shares, the













                         investor will be deemed to have held the new Class B shares for five years.














                         The minimum amount that a shareholder may exchange into an
                    Ivy or Mackenzie Fund in which shares are not already held is
                    $1,000. In addition, no exchange out of the Fund (other than by a complete exchange of all Fund shares held by the shareholder)
                    may be made if it would reduce the shareholder's interest in the
                    Fund to less than $1,000. Exchanges are available only in states where the exchange can legally be made.

                         Each exchange will be made on the basis of the relative net asset values per share of each fund of the Ivy
          Mackenzie Funds
                    next computed following receipt of telephone instructions by
                    MIISC or a properly executed request by the MIISC.
          Exchanges,
                    whether written or telephonic, must be received by MIISC by the close of regular trading on the New York Stock Exchange
          (the
                    "Exchange") (normally 4:00 p.m., eastern time), to receive the price computed on the day of receipt; exchange requests received after that time will receive the price next determined following receipt of the request. This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by Rules adopted by the Securities and
                    Exchange Commission ("SEC").  See "Redemptions."

                         An exchange of shares between any of the Ivy or Mackenzie
                    Funds will result in a taxable gain or loss.
          Generally, any such
                    taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange.  See "Taxation."

                         With limited exceptions, gain realized by a tax-deferred
                    retirement plan would not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

                    LETTER OF INTENT

                         Reduced sales charges apply to initial investments made
                    pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21 or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account
                    Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $100,000 in Class A shares of the Fund. A
                    Letter of Intent may be submitted at the time of an initial purchase of Class A shares of the Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be backdated. A shareholder may include the value (at the applicable offering price) of all Class A shares of the
          Fund,
                    Mackenzie Limited Term Municipal Fund, Mackenzie
          National












                    Municipal Fund, Mackenzie California Municipal Fund,
          Mackenzie
                    New York Municipal Fund, Ivy Short-Term Bond Fund, Ivy Bond Fund,
                    Ivy Canada Fund, Ivy Global Fund, Ivy Growth Fund, Ivy
          Growth
                    with Income Fund, Ivy Emerging Growth Fund, Ivy
          International
                    Fund, Ivy New Century Fund, Ivy Latin America Strategy Fund and
                    Ivy China Region Fund (and shares that have been exchanged into
                    Ivy Money Market Fund from any of the other funds in the Ivy and
                    Mackenzie Funds), held of record by him or her as of the date of his or her Letter of Intent as an accumulation credit toward the completion of such Letter. During the term of the Letter of
                    Intent, the Fund's transfer agent will hold in escrow
          Class A
                    shares representing 5% of the indicated amount (less any
                    accumulation credit value). The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the
                    Letter of Intent, the investor is required to pay MIFDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A
                    Letter of Intent does not obligate the investor to buy or the
                    Trust to sell the indicated amount of Class A shares and the investor should read carefully all the provisions thereof before signing.

                    REINVESTMENT PRIVILEGE

                         Investors who have redeemed Class A shares of the Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the Fund at net asset value
          (without a
                    sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by the
                    Fund's transfer agent of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

                         Any redemption is a taxable event. A loss realized on a
                    redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment
                    privilege is exercised.  See "Taxation."

                    RIGHTS OF ACCUMULATION

                         A scale of reduced sales charges applies to certain invest-
                    ments in Class A shares of the Fund by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account













                    (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under
          Section 401 of
                    the Code. An investment qualifies for a reduced sales charge if the sum of: (a) the combined value, determined at the higher of current offering price or amount invested, of Class A shares held by the persons identified above in (i) any of the five series of the Trust, including the Fund, (ii) any of the series of Ivy Fund
                    (except for shares of Ivy Money Market Fund, but including shares that have been exchanged from any of the Ivy or Mackenzie Funds into Ivy Money Market Fund), and (iii) any other investment company distributed by MIFDI currently owned; and (b) the value of the Class A shares being purchased, exceeds:  (i)
          $25,000,
                    with respect to an investment in the Fund or Mackenzie
          Limited
                    Term Municipal Fund; (ii) $50,000, with respect to an investment in Ivy Canada Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth
                    with Income Fund, Ivy Emerging Growth Fund, Ivy
          International
                    Fund, Ivy International Bond Fund, Ivy New Century
          Fund, Ivy
                    Latin America Strategy Fund or Ivy China Region Fund;
          or (iii)
                    $100,000, with respect to an investment in Mackenzie
          National
                    Municipal Fund, Mackenzie California Municipal Fund,
          Mackenzie
                    New  York Municipal Fund, Ivy Short-Term Bond Fund or
          Ivy Bond
                    Fund.

                         At the time an investment takes place, MIMI, in the case of a wire order, or Mackenzie Ivy Investor Services Corp. ("MIISC,"
                    or the "Transfer Agent"), in the case of a direct mail remittance, must be notified by the investor or his or her dealer
                    that the investment qualifies for the reduced charge on the basis of previous investments. The reduced charge is subject to
                    confirmation of the investor's holdings through a check of the
                    Fund's records.

                    SYSTEMATIC WITHDRAWAL PLAN

                         A shareholder may establish a Systematic
          Withdrawal Plan
                    (the "Withdrawal Plan") by telephone instructions to MIISC (i.e., the Transfer Agent) or delivery to the Transfer Agent of a written election to so redeem, accompanied by a surrender to the
                    Transfer Agent of all share certificates then outstanding in the name of such shareholder, properly endorsed by him or her. A
                    Withdrawal Plan may not be established if the investor is
                    currently participating in the Automatic Investment Method. The
                    Withdrawal Plan may involve the use of principal and, to the extent that it does, depending on the amount withdrawn, the investor's principal may be depleted.

                         A redemption under the Withdrawal Plan is a taxable event.
                    Investors contemplating participation in the Withdrawal
          Plan
                    should consult their tax advisers.

                         Additional investments made by investors participating in
                    the Withdrawal Plan must equal at least $1,000 each while the
                    Withdrawal Plan is in effect. Making additional purchases while the Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial or contingent deferred sales changes.

                         An investor may terminate his or her participation in the
                    Withdrawal Plan at any time by delivering written notice to the
                    Transfer Agent. If all shares held by the investor are liquidated at any time, the Withdrawal Plan will terminate
                    automatically. The Trust or MIMI may terminate the Withdrawal
                    Plan at any time after reasonable notice to shareholders.

                                           BROKERAGE ALLOCATION

                         Subject to the overall supervision of the President and the
                    Board of Trustees of the Trust, MIMI places orders for the purchase and sale of the Fund's portfolio securities.
          All
                    portfolio transactions are effected at the best price and
                    execution obtainable. Purchases and sales of debt securities are usually principal transactions and, therefore, brokerage
                    commissions are usually not required to be paid by the Fund for such purchases and sales, although the price paid generally includes undisclosed compensation to the dealer. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with over-the-counter transactions, MIMI attempts to deal directly with the principal market makers, except in those circumstances where it believes that better prices and execution are available elsewhere. Subject to the requirement of best price and












                    execution, MIMI may select broker-dealers that provide it with research services and may consider sales of Fund shares as a factor in the selection of broker-dealers.

                         MIMI selects broker-dealers to execute
          transactions and
                    evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of each firm's professional services. Commissions charged and investment services rendered, including statistical, research, and counseling services by brokerage firms, are among the factors that are considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies.
                    Research services furnished by brokers through whom the Trust effects securities transactions may be used by MIMI in servicing all of its accounts. In addition, not all of these services may be used by MIMI in connection with the services it provides to the Fund or the Trust. MIMI may consider sales of Fund shares as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. MIMI will not, however, execute brokerage transactions other than at the best price and execution.

























                         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will consider accepting securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that
                    MIMI deems to be a desirable investment for the Fund.
          While no
                    minimum has been established, it is expected that the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will accept only securities that are delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with applicable laws of certain states.

                         During the fiscal year ended June 30, 1995 and the period
                    from April 1, 1994 (commencement) to June 30, 1994, the Fund did not pay any brokerage commissions.























































                                          TRUSTEES AND OFFICERS

                         The Trustees and Executive Officers of the Trust, their
                    business addresses and principal occupations during the past five years are:

                                             POSITION
                                             WITH THE     BUSINESS
          AFFILIATIONS
                    NAME, ADDRESS, AGE       TRUST        AND PRINCIPAL
          OCCUPATIONS

                    Michael G. Landry        Trustee      President,
          Chairman and
                    700 South Federal Hwy.   and          Director of
          Mackenzie
                    Suite 300                President    Investment
          Management Inc.
                    Boca Raton, FL  33432                 (1987-present);
          President













                    Age: 49*                              and Director of
          Ivy
                    [Deemed to be an                      Management, Inc.
          (1992-
                    "interested person" of                present);
          Chairman and
                    the Trust, as defined                 Director of
          Mackenzie Ivy
                    under the 1940 Act.]                  Investor Services
          Corp.
                                                          (1993-present);
          Director
                                                          and President of
          Mackenzie
                                                          Ivy Funds
          Distribution,
                                                          Inc. (1993-1994);
          Chairman
                                                          and Director of
          Mackenzie
                                                          Ivy Funds
          Distribution,
                                                          Inc.
          (1994-present);
                                                          President and
          Trustee of
                                                          Ivy Fund
          (1992-present);
                                                          President of
          Mackenzie
                                                          Series Trust
          (1987-
                                                          present);
          Director and
                                                          President of The
          Mackenzie
                                                          Funds Inc.
          (1987-1995).

                    John S. Anderegg, Jr.    Trustee      Chairman,
          Dynamics Research
                    (71)                                  Corp.
          (instruments and
                    60 Concord Street                     controls);
          Director, Burr-
                    Wilmington, MA  01887                 Brown Corp.
          (operational
                                                          amplifiers);
          Director,
                                                          Metritage
          Incorporated
                                                          (level measuring
                                                          instruments);
          Trustee of












                                                          Ivy Fund
          (1967-present).

                    Paul H. Broyhill (71)    Trustee      Chairman, BMC
          Fund, Inc.
                    800 Hickory Blvd.                     (1983-present);
          Chairman,
                    Golfview Park                         Broyhill Family
          Foundation,
                    Lenoir, NC  28645                     Inc.
          (1983-present);
                                                          Chairman and
          President,
                                                          Broyhill
          Investments, Inc.
                                                          (1983-present);
          Chairman,
                                                          Broyhill Timber
          Resources
                                                          (1983-present);
          Director of
                                                          The Mackenzie
          Funds Inc.












                                                          (1988-1995);
          Trustee of Ivy
                                                          Fund
          (1992-present);
                                                          Management of a
          personal
                                                          portfolio of
          fixed income
                                                          and equity
          investments
                                                          (1983-present).

                    Stanley Channick (71)    Trustee      President, The
          Whitestone
                    11 Bala Avenue                        Corporation
          (insurance
                    Bala Cynwyd, PA  19004                agency);
          President, Scott













                                                          Management
          Company
                                                          (administrative
          services
                                                          for insurance
          companies);
                                                          President, The
          Channick
                                                          Group
          (consultants to
                                                          insurance
          companies and
                                                          national trade
                                                          associations);
          Trustee of
                                                          Ivy Fund
          (1984-1993);
                                                          Director of The
          Mackenzie
                                                          Funds Inc.
          (1994-1995).

                    Frank W. DeFriece, Jr.   Trustee      Director of The
          Mackenzie
                    (74)                                  Funds Inc.
          (1987-1995);
                    322 Seventh Street                    Trustee and
          Second Vice
                    Bristol, TN  37620-                   Chairman, East
          Tennessee
                    2218                                  Public
          Communications Corp.
                                                          (WSJK-TV)
          (1984-present);
                                                          Director, Manager
          and Vice
                                                          President,
          Massengill-
                                                          DeFriece
          Foundation
                                                          (charitable
          organization)
                                                          (1950-present);
          Trustee of
                                                          Ivy Fund
          (1992-present).

                    Roy J. Glauber (70)      Trustee      Mallinckrodt
          Professor of
                                                          Physics, Harvard
          University
                                                          (since 1974);
          Trustee of













                                                          Ivy Fund
          (1961-1991);
                                                          Trustee of
          Mackenzie Series
                                                          Trust
          (1994-present).

                    Joseph G. Rosenthal      Trustee      Chartered
          Accountant (1958-
                    (61)                                  present);
          Director of The
                    110 Jardin Drive                      Mackenzie Funds
          Inc. (1987-
                    Unit #12                              1995); Trustee of
          Ivy Fund
                    Concord, Ontario                      (1992-present).
                    Canada
                    L4K 2T7

















                    J. Brendan Swan (65)     Trustee      President,
          Airspray
                    4701 North Federal                    International,
          Inc.; Joint
                    Hwy. #465                             Managing
          Director, Airspray
                    Pompano Beach, FL                     International
          B.V. (an
                    33064                                 environmentally
          sensitive
                                                          packaging
          company); Trustee
                                                          of Ivy Fund
          (1992-present);
                                                          Director, The
          Mackenzie
                                                          Funds Inc.
          (1992-1995).













                    Keith J. Carlson (39)    Vice         Senior Vice
          President and
                    700 South Federal Hwy.   President    Director of
          Mackenzie
                    Suite 300                             Investment
          Management, Inc.
                    Boca Raton, FL  33432                 (1994-present);
          Senior Vice
                                                          President,
          Secretary and
                                                          Treasurer of
          Mackenzie
                                                          Investment
          Management Inc.
                                                          (1985-1994);
          Senior Vice
                                                          President and
          Director of
                                                          Ivy Management,
          Inc. (1994-
                                                          present); Senior
          Vice
                                                          President,
          Treasurer and
                                                          Director of Ivy
          Management,
                                                          Inc. (1992-1994);
          Vice
                                                          President of The
          Mackenzie
                                                          Funds Inc.
          (1987-1995);
                                                          President and
          Director of
                                                          Mackenzie Ivy
          Investor
                                                          Services Corp.
          (1993-
                                                          present); Vice
          President of
                                                          Mackenzie Series
          Trust
                                                          (1994-present);
          Treasurer
                                                          of Mackenzie
          Series Trust
                                                          (1985-1994);
          President and
                                                          Director of
          Mackenzie Ivy
                                                          Funds
          Distribution, Inc.
                                                          (1994-present);
          Executive












                                                          Vice President
          and Director
                                                          of Mackenzie Ivy
          Funds
                                                          Distribution,
          Inc. (1993-
                                                          1994); Treasurer
          of Ivy
                                                          Fund (1992-1994);
          Vice
                                                          President of Ivy
          Fund
                                                          (1994-present).

                    C. William Ferris (51)   Secretary/   Senior Vice
          President,
                    700 South Federal Hwy.   Treasurer
          Secretary/Treasurer and
                    Suite 300                             Director of
          Mackenzie
                    Boca Raton,  FL 33432                 Investment
          Management Inc.
                                                          (1994-present);
          Senior Vice
                                                          President,
          Finance and

          Administration/Compliance
                                                          Officer of
          Mackenzie
                                                          Investment
          Management Inc.












                                                          (1989-1994);
          Senior Vice
                                                          President,

          Secretary/Treasurer and
                                                          Clerk of Ivy
          Management,
                                                          Inc. (1989-1994);
          Senior
                                                          Vice President,













          Secretary/Treasurer of
                                                          Mackenzie Ivy
          Funds
                                                          Distribution,
          Inc. (1993-
                                                          1994);
          Secretary/Treasurer
                                                          and Director of
          Mackenzie
                                                          Ivy Investor
          Services Corp.
                                                          (1993-1994);
          Secretary of
                                                          Mackenzie Series
          Trust
                                                          (1993-1994);

          Secretary/Treasurer and
                                                          Director of
          Mackenzie Ivy
                                                          Investor Services
          Corp.
                                                          (1993-present);

          Secretary/Treasurer of The
                                                          Mackenzie Funds
          Inc. (1993-
                                                          1995);
          Secretary/Treasurer
                                                          of Mackenzie
          Series Trust
                                                          (1994-present);
          Secretary
                                                          of Ivy Fund
          (1993-1994);

          Secretary/Treasurer of Ivy
                                                          Fund
          (1994-present).

                         As of September 29, 1995, all Trustees and executive
                    officers of the Trust as a group owned beneficially or of record
                    1.8% of the outstanding Class A and Class B shares of the Fund.

                    PERSONAL INVESTMENTS BY EMPLOYEES OF THE ADVISER

                         Employees of MIMI are permitted to make personal securities transactions, subject to requirements and restrictions set forth in MIMI's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain
                    conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund.
                    Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's
                    Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker
                    confirmations and monthly reporting of securities transactions.
                    Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of
                    Ethics may be granted in particular circumstances after review by appropriate personnel.














                                            COMPENSATION TABLE
                             (for the calendar year ending December 31,
          1995)

                                                 PENSION OR
                                                 RETIREMENT
                                                 BENEFITS      ESTIMATED
          TOTAL
                                     AGGREGATE   ACCRUED AS    ANNUAL
          COMPENSA-












                                     COMPENSA-   PART OF       BENEFITS
          TION FROM
                     NAME,           TION FROM   FUND          UPON
          TRUST PAID
                     POSITION        TRUST       EXPENSES      RETIREMENT
          TO TRUSTEE


                     John S.         888         N/A           N/A
          888
                     Anderegg, Jr.
                      (Trustee)

                     Paul H.         888         N/A           N/A
          888
                     Broyhill
                      (Trustee)
                     Stanley         8,000       N/A           N/A
          8,000
                     Channick
                      (Trustee)

                     Frank W.
                     DeFriece, Jr.   888         N/A           N/A
          888
                      (Trustee)
                     Roy J. Glauber  8,000       N/A           N/A
          8,000
                      (Trustee)

                     Michael G.
                     Landry          -0-         N/A           N/A
          -0-
                      (Trustee and
                      President)

                     Joseph G.       888         N/A           N/A
          888
                     Rosenthal
                      (Trustee)
                     J. Brendan      888         N/A           N/A
          888
                     Swan
                      (Trustee)

                     Keith J.        -0-         N/A           N/A
          -0-
                     Carlson
                      (Vice
                      President)
                     C. William      -0-         N/A           N/A
          -0-
                     Ferris
                      (Secretary/












                      Treasurer)

















                                  INVESTMENT ADVISORY AND OTHER SERVICES

                    BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

                         Mackenzie Investment Management Inc. ("MIMI") provides
                    business management and investment advisory services to the Fund pursuant to a Business Management and Investment
          Advisory
                    Agreement (the "Agreement"). The Agreement was approved by the
                    Board of Trustees for the Fund on November 19, 1993, including a majority of the Trustees who neither are "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plans described below (see "Distribution Services") or in any related agreement (the "Independent Trustees').  The
          Agreement
                    was approved by the initial shareholder of the Fund on March 31,
                    1994. The continuation of the Agreement was last approved on
                    August 26, 1995 by the Board of Trustees, including the Independent Trustees. MIMI is a subsidiary of
          Mackenzie
                    Financial Corporation ("MFC"), 150 Bloor Street West,
          Toronto,
                    Ontario, Canada, a public corporation organized under the laws of













                    Ontario whose shares are listed for trading on The Toronto Stock
                    Exchange. MFC is registered in Ontario as a mutual fund dealer.

                         Under the Agreement, MIMI makes investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating
                    to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees. MIMI also provides an investment program, determines the securities to be purchased or sold by the Fund and places orders with brokers or dealers who deal in such securities.

                         MIMI also provides certain business management services
                    pursuant to the Agreement. MIMI is obligated to (1) coordinate with the Fund's custodian and transfer agent and monitor the services they provide to the Fund; (2) coordinate with and monitor any other third parties furnishing services to the Fund;
                    (3) provide the Fund with any necessary office space, telephones and other communications facilities; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Fund or by MIMI acting in some other capacity pursuant to a separate agreement or arrangement with the Fund;
                    (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by
                    applicable Federal or state law; (6) authorize and permit MIMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities;












                    and (7) take such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory
                    agencies.












                         For MIMI's services under the Agreement, the Fund pays MIMI a monthly fee at an annual rate of 0.55% of the Fund's average daily net assets. For the fiscal year ended June 30, 1995 and the period from April 1, 1994 (commencement) to June
          30, 1994,
                    the Fund paid MIMI $35,302 and $2,538, respectively.

                         The Trust pays the following expenses under the
          Agreement:
                    (1) the fees and expenses of the Trust's Independent
          Trustees;
                    (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with MIMI; (3) interest
                    expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8)
          insurance
                    premiums; (9) fees and expenses of the Trust's
          Custodian and












                    Transfer Agent and any related services; (10) expenses of
                    obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of
                    membership in industry organizations.

                         MIMI voluntarily limits total Fund expenses
          (excluding
                    interest, 12b-1 fees, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses)
                    to an annual rate of 0.64% of the Fund's average daily net assets. As long as the Fund's expense limitation continues, it may lower the Fund's expenses and increase its yield. The Fund's expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its yield may be reduced, depending on the total assets of the Fund. If the
                    Fund's expense limitation is terminated, MIMI will comply with any applicable state regulations, which may require MIMI to make reimbursements to the Fund in the event that the Fund's aggregate operating expenses, including the management and advisory fee and shareholder and administrative services fee, but generally excluding interest, taxes, brokerage commissions and extraordinary expense, are in excess of specific applicable
                    limitations. At the present time, the most restrictive state expense limitation provision limits the Fund's annual expenses
                    (excluding interest, taxes, distribution expenses, brokerage commissions and extraordinary expenses, and other expenses subject to approval by state securities administrators) to 2.5%
                    of the first $30 million of its average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets over $100 million. For the fiscal year ended June 30, 1995, voluntary expense reimbursements for the Fund were $76,855.














                         The Agreement will continue in effect with respect to the
                    Fund for more than its initial two-year period only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees, and
          (ii)
                    either (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or (b) by the vote of a majority of the entire Board of Trustees. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to the Fund's shareholders, continuance
                    (or adoption) shall be effected only if approved by the affirmative vote of a majority of the Fund's outstanding voting
                    securities.  See "Capitalization and Voting Rights."
          The
                    Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the vote of a majority of the
                    Board of Trustees, or by the vote of a majority of the Fund's outstanding voting securities, on 60 days' written notice to
                    MIMI, or by MIMI on 60 days' written notice to the Trust. The
                    Agreement shall terminate automatically in the event of its assignment. MIMI and MFC reserve all rights in the name
                    "Mackenzie" and permit the use of the name "Mackenzie" or any name derived from the name "Mackenzie" by the Fund and the Trust only so long as the Agreement or any extension, renewal or amendment thereof remains in effect.

                    DISTRIBUTION SERVICES

                         Mackenzie Ivy Funds Distribution, Inc. ("MIFDI"), a wholly owned subsidiary of MIMI, serves as the exclusive distributor of the Class A and Class B shares of the Fund pursuant to an Amended and Restated Distribution Agreement with the Trust dated April 1,
                    1994 (the "Distribution Agreement"). 1[Effective October 1, 1993,
                    MIFDI succeeded to and is continuing MIMI's broker-dealer
                    activities.  The provisions of the Fund's previous
          Distribution
                    Agreements with MIMI remain unchanged by the succession.] The
                    Distribution Agreement does not obligate MIFDI to sell any specific amount of Fund shares. The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board of Trustees or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund
                    at any time, without payment of any penalty, by MIFDI on 60 days'













                    written notice to the Fund, or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to MIFDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

                         Under the terms of the Distribution Agreement, MIFDI is
                    entitled to deduct a contingent deferred sales charge on the redemption of Class B shares of the Fund in the manner set forth in the Prospectus. MIFDI may reallow all or a portion of the contingent deferred sales charge to dealers as MIFDI may
                    determine from time to time. During the fiscal year ended June
                    30, 1995, MIFDI received $24,940 in contingent deferred sales charges on redemptions of Class B shares of the Fund. During the period from April 1, 1994 (commencement) to June 30, 1994, MIFDI received no contingent deferred sales charges on redemptions of
                    Class B shares of the Fund.

                         MIFDI is also entitled under the Distribution Agreement to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current Prospectus, and the net asset value on which such price is based. Out of such commission,













                    MIFDI may allow to dealers such concession as MIFDI may determine
                    from time to time.   During the fiscal year ended June
          30, 1995
                    and the period from April 1, 1994 (commencement) to June 30,
                    1994, MIFDI received $39,506 and $55,101, respectively, in commissions from sales of Class A shares of the Fund, of which
                    $9,322 and $6,924, respectively, was retained after dealers'
                    reallowances.

                         RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule
                    18f-3 under the 1940 Act, which permits a registered open-end investment company whose shares are registered on Form
          N-1A to
                    issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on
                    December 1-2, 1995, the Board of Trustees of the Trust adopted a multi-class plan (the "Rule 18f-3 plan") on behalf of the Fund.
                    The key features of the Rule 18f-3 plan are as follows:
          (i)
                    shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting,
                    dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class;
                    (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Ivy or Mackenzie fund; and













                    (iii)  the Fund's Class B shares will convert
          automatically into
                    Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

                    CLASS A AND CLASS B DISTRIBUTION PLANS

                         As described in the Prospectus, the Fund has adopted
                    pursuant to Rule 12b-1 under the 1940 Act separate distribution plans pertaining to its Class A and Class B shares (the "Class A
                    Plan" and the "Class B Plan," collectively, the "Plans"). In adopting each Plan, a majority of the Independent Trustees have concluded in conformity with the requirements of the 1940 Act that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares in the absence of a Plan or under an alternative distribution arrangement.

                         Under the Fund's Class A and Class B Plans, the
          Fund pays
                    MIFDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A shares or Class B shares, as the case may be. The services for which service fees may be paid include, among other services, advising clients or customers regarding the purchase, sale or retention of Fund shares, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.
          Pursuant to
                    these Plans, service fee payments made out of or charged against the assets attributable to the Fund's Class A or Class B shares must be in reimbursement for services rendered for or on behalf of that class of the Fund. The expenses not reimbursed in any one given month may be reimbursed in a subsequent month. The
                    Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

                         The Fund also pays to MIFDI a distribution fee based on the average daily net assets attributable to its Class B shares, accrued daily and paid monthly at the annual rate of 0.50%.
                    MIFDI may reallow all or a portion of the service and distribution fees to dealers as MIMI may determine from time to
                    time. The distribution fee compensates MIFDI for expenses
                    incurred in connection with activities primarily intended to result in the sale of Class B shares of the Fund, including the printing of prospectuses for persons other than shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to the Fund's Class B Plan,
                    MIFDI may include interest, carrying or other finance charges in its calculation of Class B distribution expenses, if not
                    prohibited from doing so pursuant to an order of or a regulation adopted by the SEC. The SEC order permitting the imposition of a contingent deferred sales charge on Class B shares does not currently permit MIFDI to recover such charges.

                         Among other things, each Plan provides that (1) MIFDI will submit to the Board of Trustees of the Trust at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Trust's Board of Trustees, including the
                    Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class;
                    and (4) while the Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the
                    1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

                         MIFDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid to MIMI by the Fund. MIFDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of the Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period.
                    However, no such payments will be made to any dealer or broker, if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by MIFDI.

                         Each Plan may be amended at any time with respect to the
                    class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated with respect to the class of shares of the Fund to which the Plan relates at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the
                    outstanding voting securities of that class.

                         RULE 12B-1 PAYMENTS BY THE FUND FOR
          DISTRIBUTION-RELATED
                    SERVICES::  For the period from April 1, 1994
          (commencement) to
                    June 30, 1994, the Fund paid MIFDI $771 and $1,139
          pursuant to
                    the Class A and Class B plans, respectively. For the fiscal year ended June 30, 1995, the Fund paid MIFDI $9,998 and
          $18,151
                    pursuant to the Class A and Class B plans, respectively.

                         DISTRIBUTION-RELATED EXPENSES BORNE BY MIFDI:
          During the












                    fiscal year ended June 30, 1995, MIFDI expended the following amounts in marketing Class A and Class B shares of the
          Fund:
                    advertising, $523 and $289, respectively; printing and mailing of prospectuses to persons other than current shareholders, $10,343 and $5,722, respectively; compensation to dealers, $9,442 and
                    $5,224, respectively; compensation to sales personnel, $6,251 and
                    $3,459, respectively; seminars and meetings, $2,360 and $1,306, respectively; travel and entertainment, $1,720 and $951,
                    respectively; general and administrative, $2,723 and $1,507, respectively; telephone, $218 and $121, respectively;
          and
                    occupancy and equipment rental, $532 and $294, respectively.

                    CUSTODIAN

                         Brown Brothers Harriman & Co., a private bank and member of the principal securities exchanges, located at 40 Water Street,
                    Boston, Massachusetts 02109 (the "Custodian"), has been retained to act as Custodian of the Trust's investments. Its primary responsibility is to maintain custody of the cash and securities in the Fund's portfolio. Brown Brothers may receive, as partial payment for its services, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.  The First National Bank of Boston, One
          Financial
                    Center, Boston, Massachusetts 02111, served as the
          Trust's
                    custodian until May 31, 1993.

                    FUND ACCOUNTING

                         Pursuant to the Fund Accounting Services Agreement
          dated
                    July 1, 1991 (effective March 31, 1994 with respect to the Fund),
                    MIMI provides certain accounting and pricing services
          for the
                    Fund.  As compensation for such services, the Fund pays
          MIMI a
                    monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based on the net assets of the Fund at the preceding month end at the following rates: $1,000 when the net assets are less than $20 million; $1,500 when the net assets are $20 to
          $75
                    million; $4,000 when the net assets are $75 to $100 million; and
                    $6,000 when the net assets are over $100 million. For the fiscal year ended June 30, 1995 and the period from April 1,
          1994
                    (commencement) to June 30, 1994, the Fund paid $13,606 and
                    $2,906, respectively, to MIMI pursuant to the agreement.

                    TRANSFER AND DIVIDEND PAYING AGENT

                         Mackenzie Ivy Investor Services Corp. ("MIISC," or the
                    "Transfer Agent") acts as the Trust's transfer agent and dividend paying agent pursuant to a Transfer Agency and Shareholder
                    Services Agreement. For transfer agency and shareholder
                    services, the Fund pays MIISC an annual fee of $20.75 per open account and $4.36 for each account that is closed. In addition, the Fund reimburses MIISC monthly for out-of-pocket expenses.

                    ADMINISTRATOR













                         MIMI provides various administrative services to the Trust pursuant to an Administrative Services Agreement. A description of these services and related fees is provided in the Fund's
                    Prospectus.

                    AUDITORS

                         Coopers & Lybrand L.L.P., independent certified public
                    accountants, 200 East Las Olas Boulevard, Suite 1700,
          Ft.
                    Lauderdale, Florida 33301, has been selected as auditors for the
                    Trust. The audit services performed by Coopers & Lybrand L.L.P.
                    include audits of the annual financial statements of each of the funds of the Trust. Other services provided primarily relate to filings with the SEC and the review of the Trust's tax returns.

                                     CAPITALIZATION AND VOTING RIGHTS














                         The capitalization of the Trust consists of an unlimited
                    number of shares of beneficial interest with a par value of
                    $0.001 per share. When issued, shares of each Class of the Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of the Fund has preemptive
                    rights or subscription rights.

                         The Declaration of Trust permits the Trustees to create













                    separate series or portfolios and to divide any series or
                    portfolio into one or more classes. The Trustees have authorized five series, each of which represents a fund. The Trustees have further authorized the issuance of Classes A and B shares for the
                    Fund.

                         Shareholders have the right to vote for the election of
                    Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the
                    Trust's By-Laws. Shares of each class of a particular fund entitle their holders to one vote per share (with proportionate voting for fractional shares). On matters affecting only one fund, only the shareholders of that fund are entitled to vote.
                    All classes of shares of the Fund will vote together, except with respect to the distribution plan applicable to its Class A or
                    Class B shares or when a class vote is required by the 1940 Act.
                    On matters relating to all funds, but affecting each fund
                    differently, separate votes by the shareholders of the funds are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of the funds. If the Trustees determine that a matter does not affect the
                    interests of a particular fund, then the shareholders of that fund will not be entitled to vote on that matter.
          Matters that
                    affect the Trust in general, such as ratification of the
                    selection of independent public accountants, will be voted upon collectively by the shareholders of all of the funds that
                    comprise the Trust.













                         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of the Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust)
                    present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).
                    With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting
                    securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting
                    securities of the Trust. The Trust's shares do not have
                    cumulative voting rights and accordingly the holders of more than
                    50% of the outstanding shares could elect the entire
          Board of












                    Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

                         Under Massachusetts law, the Trust's shareholders could,
                    under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated
                    Declaration of Trust disclaims liability of the shareholders,
                    Trustees or officers of the Trust for acts or obligations of the
                    Trust, which are binding only on the assets and property of the
                    Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust
                    provides for indemnification out of Fund property for all losses and expenses of any shareholder of a fund held personally liable for the obligations of that fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.

                         PRINCIPAL HOLDERS OF SECURITIES: To the knowledge of the
                    Trust, as of September 29, 1995, no shareholder owned beneficially or of record 5% or more of the Fund's outstanding
                    shares, except that of the outstanding Class B shares of the
                    Fund, Smith Barney Inc., 388 Greenwich Street, New York, New York
                    10013, owned of record 10,178.219 shares (5.81%).

                                             NET ASSET VALUE

                         The market price of the Fund share is its net asset value.
                    The net asset value per share is calculated separately for the
                    Fund, and is computed by dividing the value of the assets of the
                    Fund, less its liabilities, by the number of shares of the Fund outstanding. The Fund's liabilities are allocated between its
                    Classes. The total of such liabilities allocated to a Class plus that Class's distribution fee and any other expenses specially allocated to that Class are then deducted from the proportionate interest of the Class in the Fund's assets, and the resulting amount for each Class is divided by the number of shares of that
                    Class outstanding to produce the net asset value per share.

                         Portfolio securities are valued and net asset value per
                    share is determined as of the close of regular trading on the New
                    York Stock Exchange (the "Exchange") (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading.
          The Trust's
                    offices will be closed, and net asset value will not be calculated on the following national business holidays:
          New
                    Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving
          Day and
                    Christmas Day. On any day on which either or both of the Fund's
                    Custodian or the Exchange close early as a result of such day being a partial holiday or otherwise, the Fund reserve the right to advance the time on that day by which purchase and redemption requests must be received.












                         Municipal securities held by the Fund are valued through a pricing service and/or in accordance with procedures approved by the Board of Trustees. Valuations furnished by a pricing service are based on a computerized matrix system and/or appraisals based in each case upon information concerning market transactions and quotations from recognized municipal securities dealers. In valuing the Fund's municipal securities, the pricing service considers factors such as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market
                    conditions. The Trust's officers, under the general supervision of the Board of Trustees, will regularly review procedures used and valuations provided by the pricing service.

                         Taxable securities held by the Fund for which market
                    quotations are readily available will be valued at market value, which is the last reported sale price or, at the mean between the latest available bid and asked prices. The Board of Trustees has determined that securities having 60 days or less remaining to maturity will be valued at their amortized cost, which approximates market value when such amortized cost is believed to
                    reflect the fair market value of such securities.

                         The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC, and may be suspended by the Board of Trustees whenever in its judgment it is in the best interest of the Fund to do so.

                                            PORTFOLIO TURNOVER

                         A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose
                    maturities at the time of acquisition were one year or less are excluded. The Fund's portfolio turnover rate for the period from
                    April 1, 1994 (commencement) to June 30, 1994 and for the fiscal year ended June 30, 1995 were 0% and 164%, respectively. It should be noted, however, that most of the transactions represented in the high portfolio turnover rate were transactions
                    effected between funds of the Trust, for which transactions there were no brokerage commissions or other transaction costs. A portfolio turnover rate that exceeds 100% usually involves correspondingly higher brokerage commissions and other transaction costs, which are borne directly by the
          Fund.  In
                    addition, any net short-term gains realized from portfolio transactions would be taxable to shareholders as ordinary income.












                                               REDEMPTIONS

                         Shares of the Fund are redeemed at their net asset value
                    next determined after a redemption request in proper form has been received by MIISC, less any applicable contingent deferred sales charge.

                         Unless a shareholder requests that the proceeds of any
                    redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption, to the extent permitted by Federal securities laws, (i) for any period during which the New York
                    Stock Exchange is closed (other than customary weekend and holiday closing) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of
                    securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

                         Under unusual circumstances, when the Board of Trustees
                    deems it in the best interest of the Fund's shareholders, the
                    Fund may make payment for shares repurchased or redeemed, in whole or in part, in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940
                    Act. This will require the Fund to redeem with cash at a
                    shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). If payment is made in the form of Fund securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

                         Subject to state law restrictions, the Trust may redeem
                    those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in the Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable.
                    The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations.
                    The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such
                    additional sum as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and
                    transmit the redemption in value thereof to the shareholder.
                    However, those shareholders who are investing pursuant to the

























                    Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six months' notice by the
          Trust before
                    such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences would have to "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

                         If a shareholder has given authorization for telephonic
                    redemption privilege, shares can be redeemed and proceeds sent by
                    Federal wire to a single previously designated bank account.
                    Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions.  The
          Trust
                    reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank.
          The
                    shareholder is responsible for any charges by the shareholder's bank.

                         The Fund employ reasonable procedures that require personal identification prior to acting on redemption or exchange
                    instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the
                    Fund may be liable for any losses due to unauthorized or
                    fraudulent telephone instructions.

                                       CONVERSION OF CLASS B SHARES












                         As described in the Prospectus, Class B shares of the Fund will convert automatically to Class A shares, based on the relative net asset values per share of the two Classes, as of the close of business on the first business day after the last day of the calendar quarter in which the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (i) the date on which such Class B shares were issued, or
                    (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to
                    Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                                 TAXATION

                         The following is a general discussion of certain tax rules thought to be applicable with respect to the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in any Fund.

                    GENERAL

                         The Fund intends to continue to qualify and elect to be
                    treated as a regulated investment company under Subchapter M of the Code. In order to qualify, the Fund must, among other
                    things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to
                    securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income
                    (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets (namely (i) stock or securities, (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies
                    (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)) held less than three months
                    (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated
                    investment companies, and other securities, with such other securities of any one issuer limited for purposes of this
                    calculation to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
                    (ii) not more than 25% of the value of its total assets is invested in securities of any other issuer (other than U.S.
                    Government securities and the securities of other regulated investment companies).

                         As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains
          (net long-
                    term capital gains in excess of net short-term capital losses)
                    that it distributes to shareholders, if at least 90% of both its investment company taxable income and its net tax-exempt interest income for the taxable year is distributed. The Fund intends to distribute such income.

                         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid that tax, the Fund must distribute during each calendar year an amount equal to (1) at least 98% of its ordinary income
                    (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year to
                    shareholders of record at some date in such a month and paid by the Fund during January of the following calendar year.
          Such
                    distributions will be taken into account by shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

                         The Fund may enter into put transactions with respect to
                    municipal obligations it holds. The IRS has issued published and private rulings concerning the treatment of such put transactions for Federal income tax purposes. The Fund's situation is
                    distinguishable from those addressed in these rulings;
          thus,
                    there can be no assurance that the Fund will be treated as the owner of the municipal obligations subject to the puts or that the interest on such obligations received by the Fund will be exempt from Federal income tax. If the Fund is not treated as the owner of the municipal obligations subject to the puts, distributions of income derived from such obligations would be taxed as ordinary income.

                    DISCOUNT

                         Certain of the bonds purchased by the Fund may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for Federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount is treated for Federal income tax purposes as income earned by the Fund, although no cash is actually received by the Fund, and therefore is subject to the distribution requirements of the Code. The amount of income earned by the Fund generally is determined on the basis of a constant yield to maturity that takes into account the semi-
                    annual compounding of accrued interest.

                         In addition, some of the bonds may be purchased by the Fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market























                    discount for Federal income tax purposes. The gain realized on the disposition of any bond, including a tax-exempt bond, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such bond
                    (unless the Fund elects for all its debt securities acquired after the first day of the first taxable year to which the election applies having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by the Fund at a constant rate over the time remaining to the bond's maturity.

                    DISTRIBUTIONS

                         The Fund intends to qualify to pay
          "exempt-interest
                    dividends" to its shareholders but there is no guarantee that the
                    Fund will so qualify. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of state and municipal
                    securities on which interest payments are exempt from Federal income tax and such interest payments when distributed are designated as exempt-interest dividends by the Fund.
          Exempt-
                    interest dividends are excludable from a shareholder's gross income for Federal income tax purposes.
          Exempt-interest
                    dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits or certain railroad retirement benefits.
          Exempt-interest
                    dividends that are attributable to certain private activity bonds may constitute an item of tax preference for purposes of the alternative minimum tax. For corporate shareholders, exempt-
                    interest dividends may comprise all or part of an adjustment to alternative minimum taxable income, which may result in the imposition or increase in such tax. The Fund will inform
                    shareholders annually as to the portion of the distributions from the Fund that constituted exempt-interest dividends.

                         Distributions of investment company taxable income are
                    taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Because no portion of the Fund's income is expected to consist of dividends paid by U.S.
          corporations, no
                    portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction.
                    Distributions of net capital gains, if any, that are designated as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. The tax treatment of distributions from the Fund is the same whether the dividends are
                    received in cash or in additional shares. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the
                    form of newly issued shares will receive a report as to the net asset value of the shares received.

                         If the net asset value of shares is reduced below a
                    shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable (unless it is an exempt-
                    interest dividend) even though it represents a return of invested capital. Investors should be careful to consider the tax
                    implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution that will nevertheless be taxable to them (unless it is an exempt-interest dividend).

                         Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, which bears the same ratio to the total of such interest as the exempt-
                    interest dividends bear to the total dividends, excluding capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

                         Opinions relating to the validity of municipal securities
                    and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, MIMI, MFC and their affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities and the bases of such opinions.

                    DISPOSITION OF SHARES

                         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be
                    treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term,























                    generally depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced
                    (including through reinvestment of dividends) within a period of
                    61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-
                    term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares. Any loss realized by shareholder on the redemption, sale or exchange of shares of the
                    Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

                         In some cases, shareholders will not be permitted to take
                    sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their stock. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of the Fund, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the stock of the same or another fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of regulated investment company shares. The term "reinvestment right" means any right to acquire stock of one or more Funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

                    BACKUP WITHHOLDING

                         The Fund will be required to report to the IRS all
                    distributions (other than exempt-interest dividends) as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such reportable distributions and proceeds will be subject to withholding of
                    Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number; (2) the
                    IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or
          (3) when
                    required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.












                    OTHER TAXATION

                         The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S.
          citizens and
                    residents and U.S. corporations, partnerships, trusts and
                    estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.
                    In certain states, Fund distributions that are derived from interest on obligations of that state or its municipalities or any political subdivisions thereof may be exempt from state and local taxes. Fund distributions that are derived from interest on obligations of the U.S. Government and certain of its
                    agencies, authorities and instrumentalities also may be exempt from state and local taxes in certain states. Under current
                    Florida law, shares of the Fund will be exempt from the Florida intangible personal property tax if, on an annual valuation date, the Fund's portfolio of assets contains only assets that are exempt from the tax, including debt obligations issued by the
                    State of Florida or any of its political subdivisions or
                    municipalities, debt obligations issued by the U.S. Government or its agencies, and money, including money market accounts offered by banks that are deposits of money. If, on the annual valuation date, the Fund's portfolio of assets does not contain only exempt assets, the net asset value of the shares on which the tax is based will be proportionately reduced by that portion of the net asset value that is comprised of debt obligations of the U.S.
                    Government. Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation.  Persons who may be "substantial users" (or
          "related
                    persons" of substantial users) of facilities financed by
                    industrial development bonds should consult their tax advisers before purchasing shares of the Fund.  The term
          "substantial
                    user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility
                    financed by industrial development bonds. Generally, an
                    individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50%
                    equity interest in the substantial user. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S.
                    and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of
                    30% (or at a lower rate under a tax treaty).

                                         PERFORMANCE INFORMATION

                         Performance information for the separate Classes of Fund
                    shares may be compared, in reports and promotional literature,












                    to:  (i) the S&P 500 Index, Dow Jones Industrial
          Average
                    ("DJIA"), or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or other criteria; and (iii) the
                    Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.


                         In addition, the Trust may, from time to time, include
                    various measures of the Fund's performance including the current yield, the tax-equivalent yield and the average annual total return of shares of the Fund in advertisements, promotional literature or reports to shareholders or prospective investors.













                    Such materials may occasionally cite statistics to reflect the
                    Fund's volatility or risk.

                         YIELD. Quotations of yield for a specific Class of Shares
                    of the Fund will be based on all investment income attributable to that Class earned during a particular 30-day (or one month)
                    period (including dividends and interest), less expenses
                    attributable to that class accrued during the period
          ("net
                    Investment Income"), and will be computed by dividing the net
                    Investment Income per share of that Class earned during the period by the maximum offering price per share (in the case of
                    Class A shares) or the net asset value per share (in the case of
                    Class B shares) on the last day of the period, according to the following formula:


                              YIELD     =    2[({(a-b)/cd} + 1){superscript
          6}-1]

                    Where:    a         =    dividends and interest earned
          during the
                                             period attributable to a
          specific Class
                                             of shares,

                              b         =    expenses accrued for the
          period
                                             attributable to that Class
          (net of
                                             reimbursements),

                              c         =    the average daily number of
          shares of
                                             that Class outstanding during
          the period
                                             that were entitled to receive
          dividends,
                                             and

                              d         =    the maximum offering price per
          share (in
                                             the case of Class A shares) or
          the net












                                             asset value per share (in the
          case of
                                             Class B shares) on the last
          day of the
                                             period.












                         The yield for Class A and Class B shares of the Fund for the
                    30-day period ended June 30, 1995 were 4.24% and 3.86%, respectively. The yield figures reflect voluntary expense
                    reimbursements by MIMI. Without the voluntary reimbursements, the yield for Class A and Class B shares of the Fund for the same
                    30-day period would have been 3.04% and 2.66%, respectively.

                         TAX-EQUIVALENT YIELD. Tax-equivalent yield for a specific
                    Class of shares of the Fund is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one month) period assuming semi-annual compounding of income. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield
          (as
                    computed in the yield description above) that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.
                    Thus, for example, for the thirty-day period ended December 31,
                    1994, taxpayers with effective combined federal, state and/or city marginal income tax rates of 28% and 31% would have had to have earned a taxable yield of 5.89% and 6.14% (or
          4.22% and
                    4.41% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.24% (or 3.04% without the voluntary reimbursements) tax-free yield of Class A shares of the
                    Fund for that period. For the thirty-day period ended December 31, 1994, taxpayers with effective combined federal,
                    state and/or city marginal income tax rates of 28% and 31% would have had to have earned a taxable yield of 5.36% and 5.59% (or
                    3.69% and 3.86% without the voluntary reimbursements), respectively, to receive after-tax income equal to the
          3.85% (or
                    2.66% without the voluntary reimbursements) tax-free yield of
                    Class B shares of the Fund for that period. For a more detailed explanation of tax-equivalent yields, see Appendix B of this SAI.

                         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized
                    average annual total return ("Standardized Return") for a
                    specific Class of shares of the Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that Class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

                                        P(1 + T){superscript n} = ERV

                    Where:    P    =    a hypothetical initial payment of
          $1,000 to
                                        purchase shares of a specific Class

                              T    =    the average annual total return of
          shares of
                                        that Class

                              n    =    the number of years


























                              ERV  =    the ending redeemable value of a
          hypothetical
                                        $1,000 payment made at the
          beginning of the
                                        period.

                         For purposes of the above computation for the Fund, it is
                    assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same Class during the designated period.
          In
                    calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 3.00% sales charge for the Fund is deducted from the initial $1,000 payment and, for Class B shares, the applicable contingent deferred sales charge imposed upon redemption of
                    Class B shares held for the period is deducted.
          Standardized
                    Return quotations for the Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of
                    over eight years will reflect conversion of the Class B shares to
                    Class A shares at the end of the eighth year.
          Standardized
                    Return quotations are determined to the nearest 1/100 of 1%.

                         The Fund may, from time to time, include in advertisements,













                    promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

                         The following table summarizes the calculation of
                    Standardized and Non-Standardized Return for Class A and Class B
                    shares of the Fund for the periods indicated. In determining the average annual total return for a specific Class of Fund shares, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of the Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the
                    Fund.


          NON-STANDARDIZED
                                     STANDARDIZED RETURN[*]
          RETURN[**]
                                    CLASS A[1]   CLASS B[2]   CLASS A[3]
          CLASS B[4]

                    One year ended
                     June 30, 1995:   2.96%        0.61%        6.14%
          5.61%

                    Inception[#] to
                     June 30, 1995:   4.12%        3.00%        6.72%
          6.20%

                    _________________________

                    [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 3.00%.























                         The Standardized Return figures for Class B shares reflect the deduction of the applicable contingent deferred sales
                         charge imposed on a redemption of Class B shares held for
                         the period.

                    [**] The Non-Standardized Return figures do not reflect the deduction of any initial or contingent deferred sales
                         charge.

                    [#] The inception date for Class A and Class B shares of the
                         Fund was April 1, 1994.

                    [1] The Standardized Return figures for Class A shares reflect expense reimbursement.  Without expense
          reimbursement, the
                         Standardized Return for Class A shares for the one year
                         ended June 30, 1995 and the period from inception through
                         June 30, 1995 would have been 1.70% and 2.68%, respectively.
                         (Since the inception date for Class A shares of the Fund was
                         April 1, 1994, there were no Class A shares outstanding for the duration of the five year period ending June 30, 1995.)

                    [2] The Standardized Return figures for Class B shares reflect expense reimbursement.  Without expense
          reimbursement, the
                         Standardized Return for Class B shares for the one year
                         ended June 30, 1995 and the period from inception through
                         June 30, 1995 would have been (0.62)% and 1.58%,













                         respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending
                         June 30, 1995.)

                    [3]  The Non-Standardized Return figures for Class A
          shares
                         reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for
          Class A
                         shares for the one year ended June 30, 1995 and the period from inception through June 30, 1995 would have been 4.84%
                         and 5.24%, respectively.   (Since the inception
          date for
                         Class A shares of the Fund was April 1, 1994, there were no
                         Class A shares outstanding for the duration of the five year period ending June 30, 1995.)

                    [4]  The Non-Standardized Return figures for Class B
          shares
                         reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for
          Class B
                         shares for the one year ended June 30, 1995 and the period from inception through June 30, 1995 would have been 4.32%
                         and 4.73%, respectively.   (Since the inception
          date for
                         Class B shares of the Fund was April 1, 1994, there were no
                         Class B shares outstanding for the duration of the five year period ending June 30, 1995.)

                         CUMULATIVE TOTAL RETURN. Cumulative total return is the
                    cumulative rate of return on a hypothetical initial investment of
                    $1,000 in a specific Class of shares of the Fund for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in
                    Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific Class of shares of the Fund over such periods, according to the following formula (cumulative total return is then
                    expressed as a percentage):

                                   C = (ERV/P) - 1

                    Where:         C    =    cumulative total return

                                   P    =    a hypothetical initial
          investment of
                                             $1,000 to purchase shares of a
          specific
                                             Class

                                   ERV  =    ending redeemable value:  ERV
          is the
                                             value, at the end of the
          applicable
                                             period, of a hypothetical
          $1,000
                                             investment made at the
          beginning of the
                                             applicable period.

                         The following table summarizes the calculation of Cumulative
                    Total Return for the periods indicated through June 30, 1995, assuming the maximum 3.00% sales charge has been assessed.

                                                                      SINCE
                                   ONE YEAR       FIVE YEARS[**]
          INCEPTION[*]

                    CLASS A         2.96%          N/A                5.13%
                    CLASS B         0.61%          N/A                3.73%












                         The following table summarizes the calculation of Cumulative
                    Total Return for the periods indicated through June 30, 1995, assuming the maximum 3.00% sales charge has not been assessed.

                                                                      SINCE
                                   ONE YEAR       FIVE YEARS[**]
          INCEPTION[*]

                    CLASS A         5.13%         N/A                 8.39%
                    CLASS B         3.73%         N/A                 7.73%

                    ___________________________

                    [*] The inception date for Class A and Class B shares of the
                         Fund was April 1, 1994.

                    [**] No Class A or Class B shares were outstanding for the duration of the time period indicated.

                         OTHER QUOTATIONS, COMPARISONS AND GENERAL
          INFORMATION.  The
                    foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482.
          Communications not












                    subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

                         Performance quotations for the Fund will vary from time to time depending on market conditions, the composition of the
                    Fund's portfolio and operating expenses of the Fund.
          These
                    factors and possible differences in the methods used in calculating performance quotations should be considered when
                    comparing performance information regarding the Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

                         The Fund may also cite endorsements or use for comparison
                    their performance rankings and listings reported in such
                    newspapers or business or consumer publications as, among others:
                    AAII Journal, Barron's, Boston Business Journal, Boston
          Globe,
                    Boston Herald, Business Week, Consumer's Digest, Consumer Guide
                    Publications, Changing Times, Financial Planning,
          Financial
                    World, Forbes, Fortune, Growth Fund Guide, Houston
          Post,
                    Institutional Investor, International Fund Monitor,
          Investor's
                    Daily, Los Angeles Times, Medical Economics, Miami Herald, Money
                    Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund
          Source
                    Book, Mutual Fund Values, National Underwriter Nelson's Director
                    of Investment Managers, New York Times, Newsweek, No
          Load Fund












                    Investor, No Load Fund* X, Oakland Tribune, Pension
          World,
                    Pensions and Investment Age, Personal Investor, Rugg and Steele,
                    Time, U.S. News and World Report, USA Today, The Wall
          Street
                    Journal, and Washington Post.

                                           FINANCIAL STATEMENTS

                         The Fund's Portfolio of Investments as of June 30,
          1995,
                    Statement of Assets and Liabilities as of June 30,
          1995,
                    Statement of Operations for the fiscal year ended June 30, 1995,
                    Statement of Changes in Net Assets for the fiscal year ended June
                    30, 1995 and the period from April 1, 1994
          (commencement) through
                    June 30, 1994, Financial Highlights, Notes to Financial Statements, and Reports of Independent Accountants are
          included
                    in the Fund's June 30, 1995 Annual Report to
          Shareholders, which
                    is incorporated by reference into this SAI. Copies of the Fund's financial statements and this SAI may be obtained upon request and without charge from MIMI at the address and telephone number provided on the cover of this SAI.












                                                APPENDIX A
                        DESCRIPTION OF STANDARD & POOR'S CORPORATION
          ("S&P") AND
                       MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
          CORPORATE BOND,
                            COMMERCIAL PAPER AND MUNICIPAL OBLIGATIONS
          RATINGS















                    [From "Moody's Bond Record," November 1994 Issue
          (Moody's
                    Investor Service, New York, 1994), and "Standard &
          Poor's
                    Municipal Ratings Handbook," October 1994 Issue (McGraw Hill, New
                    York, 1994).]

                         (a)  MOODY'S:

                         CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by
                    Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.
          Bonds
                    rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater
                    amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to
                    Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                         Bonds rated Baa by Moody's are considered medium-grade
                    obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear
                    adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment













                    characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of
                    interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

                         Bonds which are rated Caa are of poor standing.
          Such
                    issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                         COMMERCIAL PAPER.  The Prime rating is the highest
                    commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
                    (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an
                    appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in
                    relation to competition and customer acceptance; (4) liquidity;
                    (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
                    (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and
                    preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the
                    relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue.

                         (b)  S&P:

                         CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current
                    information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         Debt rated AAA by S&P is considered by S&P to be the highest grade obligation. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic
                    conditions than debt in higher rated categories.

                         Debt rated BBB by S&P is regarded by S&P as having an
                    adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

                         Debt rated BB, B, CCC, CC and C is regarded as having
                    predominately speculative characteristics with respect to
                    capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics,












                    these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues.
          However,
                    it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal
                    payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
                    BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.
          In the
                    event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt
                    subordinated to senior debt that is assigned an actual or implied
                    B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                         COMMERCIAL PAPER. An S&P commercial paper rating is a
                    current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.


                         Commercial paper rated A by S&P has the following
                    characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least one additional channel of borrowing;
          (iv)
                    basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the
                    reliability and quality of management should be unquestioned.
                    Issues rated A are further referred to by use of numbers 1, 2 and
                    3 to denote relative strength within this highest classification.
                    For example, the A-1 designation indicates that the degree of safety regarding timely payment of debt is strong.

                         Issues rated B are regarded as having only speculative
                    capacity for timely payment. The C rating is assigned to short-
                    term debt obligations with a doubtful capacity for payment.













                    II.  MUNICIPAL OBLIGATIONS RATINGS

                         (a)  MOODY'S:












                                                   Aaa

                         Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                                    Aa

                         Bonds rated Aa are judged to be of high quality by all
                    standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                                    A

                         Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a suscepti-
                    bility to impairment sometime in the future.

                                                   Baa

                         Bonds rated Baa are considered medium grade obligations,
                    i.e., they are neither highly protected nor poorly secured.













                    Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
                    Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                         Moody's letter ratings may be modified by the addition of a numerical modifier, which is used to show relative standing within the major rating categories, except in the Aaa grade.

                         MIG Ratings: Moody's ratings for state and municipal short-
                    term obligations will be designated Moody's Investment Grade or
                    MIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of the major importance in bond risk, long-term secular trends for example, may be less important over the short run.

                         VMIG Ratings: A short-term rating may also be assigned on
                    an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR.
                    Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such












                    characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity.
                    Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                                               MIG 1/VMIG 1

                         This designation denotes best quality. There is present
                    strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                               MIG 2/VMIG 2

                         This designation denotes high quality.  Margins of
                    protection are ample although not so large as in the preceding group.

                                               MIG 3/VMIG 3

                         This designation denotes favorable quality. All security
                    elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow
                    protection may be narrow and market access for refinancing is likely to be less well established.

                                               MIG 4/VMIG 4

                         This designation denotes adequate quality.
          Protection
                    commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                         (b)  S&P:














                         S&P's Municipal Bond Ratings cover obligations of states and political subdivisions. Ratings are assigned to general
                    obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighted in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

                         Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur,
                    i.e., an insurance program, Federal or State guaranty, or the automatic withholding and use of State aid to pay the defaulted debt service.

                                                   AAA

                         Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

                         General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

                         Revenue Bonds -- Debt service coverage has been, and is
                    expected to remain, substantial. Stability of the pledged
                    revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of
                    superior management.

                                                    AA

                         High Grade -- The investment characteristics of general
                    obligation and revenue bonds in this group differ in only small degrees from those of the prime quality issues. Bonds rated "AA"
                    have the second strongest capacity for payment of debt service.

                         Good Grade -- Principal and interest payments on bonds in
                    this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

                         General Obligation Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management.
                    Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

                         Revenue Bonds -- Debt service coverage is good, but not
                    exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while
                    satisfactory, are less stringent. Management performance appears adequate.

                                                   BBB

                         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic
                    conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.












                         S&P's letter ratings may be modified by the addition of a
                    plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

                                                   SP-1

                         These notes show a very strong or strong capacity to pay
                    principal and interest. Those issues with overwhelming safety characteristics will be given a plus (+) designation.

                                                   SP-2

                         These notes show a satisfactory capacity to pay principal
                    and interest.
































                                                APPENDIX B












                                      TAX-EXEMPT VS. TAXABLE INCOME


                    The following table illustrates the approximate taxable yields for individuals that are equivalent to various tax-exempt yields, based upon 1995 Federal income tax rates. The table illustrates the approximate yield you would have to earn on taxable investments to equal a given tax-exempt yield in your income tax
                    bracket. Locate your taxable income, then locate your tax
                    bracket based on joint or single tax return filing. Read across to find the approximate equivalent taxable yield you would need to match a given tax-exempt yield. There is, of course, no assurance that an investment in the Fund will result in the realization of any particular return.


                    1995[*]
                                                 INCOME
                                                 TAX
                     TAXABLE INCOME              BRACKET  TAX-EXEMPT YIELD
          OF:

                     Joint         Single                  5%       6%
          7%
                     Return        Return

                     $0-39,000     $0-23,350     15%       5.88%    7.06%
          8.24%

                     $39,001-      $23,351-      28        6.94     8.33
          9.72
                     94,250        56,550


                     $94,251-      $56,551-      31        7.25     8.70
          10.14
                     143,600       117,950

                     $143,601-     $117,951-     36        7.81     9.38
          10.94
                     256,500       256,500


                     Over          Over          39.6      8.28     9.93
          11.59












                     $256,500      $256,500


























                                                INCOME
                                                TAX
                     TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
          OF:

                     Joint         Single                 8%       9%
          10%
                     Return        Return


                     $0-39,000     $0-23,350    15%       9.41%    10.59%
          11.76%

                     $39,001-      $23,351-     28        11.11    12.50
          13.89
                     94,250        56,550


                     $94,251-      $56,551-     31        11.59    13.04
          14.49
                     143,600       117,950

                     $143,601-     $117,951-    36        12.50    14.06
          15.63
                     256,500       256,500














                     Over          Over         39.6      13.25    14.90
          16.56
                     $256,500      $256,500




                                                INCOME
                     TAXABLE INCOME             TAX       TAX-EXEMPT
                                                BRACKET   YIELD OF:
                     Joint         Single                 11%      12%
                     Return        Return


                     $0-39,000     $0-23,350    15%       12.94%   14.12%

                     $39,001-      $23,351-     28        15.28    16.67
                     94,250        56,550


                     $94,251-      $56,551-     31        15.94    17.39
                     143,600       117,950


                     $143,601-     $117,951-    36        17.19    18.75
                     256,500       256,500

                     Over          Over         39.6      18.21    19.87
                     $256,500      $256,500


                    [*] This table does not purport to deal with a shareholder's particular situation. Shareholders are advised to consult













                         their own tax advisor with respect to the particular tax
                         consequences to them of an investment in the Fund.
          This
                         table does not take into account any taxes other than the












                         regular Federal income tax. This table reflects certain
                         assumptions, including: (i) the Federal alternative minimum tax is not applicable, and (ii) a shareholder has no net
                         capital gain for the taxable year. Depending upon the
                         circumstances, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate. This can be
                         attributable to a variety of factors, including the phase
                         out of personal exemptions and the reduction of certain
                         itemized deductions for taxpayers whose adjusted gross
                         incomes exceed specified thresholds.
































































                                  MACKENZIE LIMITED TERM MUNICIPAL FUND
                                    MACKENZIE NATIONAL MUNICIPAL FUND
                                   MACKENZIE CALIFORNIA MUNICIPAL FUND
                                    MACKENZIE NEW YORK MUNICIPAL FUND

                                                series of

                                          MACKENZIE SERIES TRUST
                                        Via Mizner Financial Plaza
                                   700 South Federal Highway, Suite 300
                                        Boca Raton, Florida 33432

                                   STATEMENT OF ADDITIONAL INFORMATION

                                             October 27, 1995
                                   (as supplemented on January 1, 1996)

          _________________________________________________________________

                         Mackenzie Series Trust (the "Trust") is a diversified open-
                    end management investment company that consists of five fully managed portfolios, four of which are offered hereby.
          This
                    Statement of Additional Information ("SAI") describes the four portfolios listed above (each, a "Fund," and collectively, the
                    "Funds").

                         This SAI is not a prospectus and should be read in
                    conjunction with the prospectus for the Funds dated October 27,
                    1995 (as supplemented on January 1, 1996) (the
          "Prospectus"),













                    which may be obtained without charge from the Trust at the
                    Distributor's address and telephone number listed below.


                                            INVESTMENT MANAGER

                              Mackenzie Investment Management Inc. ("MIMI")
                                        Via Mizner Financial Plaza
                                        700 South Federal Highway
                                                Suite 300
                                        Boca Raton, Florida 33432
                                        Telephone:   (407) 393-8900

                                               DISTRIBUTOR

                             Mackenzie Ivy Funds Distribution, Inc.
          ("MIFDI")
                                        Via Mizner Financial Plaza
                                        700 South Federal Highway
                                                Suite 300
                                        Boca Raton, Florida 33432
                                        Telephone:  (800) 456-5111

















                                            TABLE OF CONTENTS


              PAGE

                    INVESTMENT OBJECTIVES AND POLICIES
                         Municipal Securities
                              Risk Factors and Special Considerations
          Relating
                                   to California Municipal Securities
                              Risk Factors and Special Considerations
          Relating
                                   to New York Municipal Securities












                         U.S. Government Securities
                         Banking Industry and Savings and Loan Obligations Commercial Paper
                         Repurchase Agreements
                         Borrowing
                         Restricted and Illiquid Securities
                         Temporary Investments
                         Other Investment Techniques

                    INVESTMENT RESTRICTIONS

                    ADDITIONAL RESTRICTIONS

                    ADDITIONAL RIGHTS AND PRIVILEGES
                         Automatic Investment Method
                         Exchange of Shares
                         Letter of Intent
                         Reinvestment Privilege
                         Rights of Accumulation
                         Systematic Withdrawal Plan

                    BROKERAGE ALLOCATION

                    TRUSTEES AND OFFICERS
                         Personal Investments by Employees of the Adviser

                    COMPENSATION TABLE

                    INVESTMENT ADVISORY AND OTHER SERVICES
                         Business Management and Investment Advisory
          Services
                         Distribution Services
                         Custodian
                         Fund Accounting
                         Transfer and Dividend Paying Agent
                         Administrator
                         Auditors

                    CAPITALIZATION AND VOTING RIGHTS

                    NET ASSET VALUE

                    PORTFOLIO TURNOVER

                    REDEMPTIONS























                    CONVERSION OF CLASS B SHARES

                    TAXATION
                         General
                         Discount
                         Distributions
                         Disposition of Shares
                         Backup Withholding
                         Other Taxation
                         Special Information Relating to Mackenzie
          California
                              Municipal Fund
                         Special Information Relating to Mackenzie New York
                              Municipal Fund

                    PERFORMANCE INFORMATION

                    FINANCIAL STATEMENTS

                    APPENDIX A     DESCRIPTION OF STANDARD & POOR'S
          CORPORATION
                                   ("S&P") AND MOODY'S INVESTORS SERVICE,
          INC.
                                   ("MOODY'S") CORPORATE BOND, COMMERCIAL
          PAPER
                                   AND MUNICIPAL OBLIGATIONS RATINGS

                    APPENDIX B     TAX-EXEMPT VS. TAXABLE INCOME





















































                                    INVESTMENT OBJECTIVES AND POLICIES

                         Mackenzie Series Trust (the "Trust") is a diversified open-
                    end management investment company organized as a Massachusetts business trust on April 22, 1985 under the name Industrial Series
                    Trust. The Funds' investment objectives and general investment policies are described in the Prospectus. Additional information concerning the characteristics of the Funds' investments is set forth below.

                    MUNICIPAL SECURITIES

                         Mackenzie Limited Term Municipal Fund, Mackenzie
          National
                    Municipal Fund, Mackenzie California Municipal Fund and Mackenzie
                    New York Municipal Fund may invest in "investment grade"
                    municipal securities, (i.e., securities rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's) and AAA, AA, A and
                    BBB by Standard & Poor's Corporation ("S&P")). A description of the ratings is contained in Appendix A to this SAI.
          Securities
                    rated Baa by Moody's are considered "medium grade" obligations, and BBB is the lowest classification which is still considered an













                    "investment grade" rating by S&P. Baa securities are described by Moody's as obligations on which "[i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time." According to Moody's,
                    "[s]uch bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." The ratings of
                    Moody's and S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality.

                         Each Fund may invest in both "general obligation bonds" and
                    "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Municipal bonds are issued for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works.
                    Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and private activity bonds are issued by or on behalf of public authorities to obtain funds to provide for privately operated housing facilities and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.














                         Industrial development bonds which pay tax-exempt interest are, in most cases, revenue bonds and do not generally carry the pledge of the full faith and credit of the issuer of such bonds.
                    The payment of the principal and interest on such industrial development bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund will not invest more than 5% of its assets in securities where the principal and interest are the responsibility of an industrial user with less than three years' operational history. In addition, a Fund will not invest in industrial development bonds for the use of
                    privately-owned electric utilities.

                         There are, depending on numerous factors, variations in the risks involved in holding municipal securities, both within a particular rating classification and between classifications.













                    The market values of outstanding municipal bonds will vary as a result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal payments.
                    Such market values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in a Fund's portfolio, would decline; should such interest rates decline, the values of outstanding bonds would increase.

                         As a result of litigation or other factors, the power or
                    ability of issuers of municipal bonds to pay principal and/or interest might be adversely affected. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the
                    Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon the power of municipalities to levy taxes.

                         A Fund may invest without limitation in issues of municipal securities that have similar characteristics, such as municipal securities issued by issuers located in the same geographic region, and municipal securities (other than those issued by non-
                    governmental issuers) that derive interest payments from revenues of similar projects (for example, electric utility systems, hospitals, or housing finance agencies). Consequently, a Fund's portfolio of municipal securities may be more susceptible to the risks of adverse economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

                         For the purpose of certain requirements under the Investment
                    Company Act of 1940, as amended (the "1940 Act"), and various of the Funds' investment restrictions, identification of the












                    "issuer" of a municipal security depends on the terms and
                    conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government which created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond or private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then the nongovernmental user would be
                    deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the government or other agency.

                         Interest on certain types of industrial
          development bonds












                    (or private activity bonds) (generally small issues, and
                    obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer) will not be exempt from Federal income tax when received by "substantial users" or persons related to "substantial users" as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed from the proceeds of industrial development bonds. The Funds may invest periodically in
                    industrial development bonds and private activity bonds and, therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by such bonds or "related persons" of substantial users. Generally, an
                    individual will not be a related person of a substantial user under the Code unless the person or his or her immediate family
                    (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50% in value of the equity of the substantial user.

                         Legislative developments may affect the value of the
                    securities in a Fund's portfolio, and therefore the value of the
                    Fund's shares, as well as the tax-exempt status of dividends.
                    The Board of Trustees of the Trust will monitor the progress of any such proposals to determine what, if any, defensive action may be taken. If any legislation which would have a material adverse effect on the ability of a Fund to pursue its objective were adopted, the investment objective and policies of that Fund would be reconsidered by the shareholders of that Fund.












                         RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING
          TO
                    CALIFORNIA MUNICIPAL SECURITIES: The following information as to certain California state (as used in this subsection, the
                    "State") risk factors is given to investors in light of Mackenzie
                    California Municipal Fund's policy of concentrating its investments in California municipal issuers. Certain
          California
                    constitutional amendments, legislative measures, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of,












                    existing obligations, including obligations that may be held by the Fund. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State. The following information constitutes only a brief summary, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official
                    statements relating to securities offerings of California issuers and periodic publications by national ratings organizations.
                    Such information, however, has not been independently verified by the Trust.

                         Certain California municipal securities held by the Fund may be obligations of issuers that rely in whole or in part on State revenues for payment of these obligations. Property tax revenues and a portion of the state's General Fund surplus are distributed to counties, cities and their various taxing entities and the
                    State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's
                    General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

                         Some of the California municipal securities held by the Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue.
          On
                    June 6, 1978, "Proposition 13" added Article XIIIA to the
                    California Constitution. Briefly, Article XIIIA limits ad valorem taxes on real property and generally restricts the
                    ability of taxing entities to increase real property tax
                    revenues.

                         Legislation enacted by the California Legislature to
                    implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July
                    1, 1978, and any bonded indebtedness for the acquisition or improvement of real property approved on or after July
          1, 1978
                    must be approved by two-thirds of the voters voting on the proposition. In addition, each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation.
                    The apportionment of property taxes in fiscal years after 1978-79 was revised pursuant to Statutes of 1979, Chapter 282, which provided relief funds from state moneys beginning in fiscal year
                    1979-80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies.
          Under Chapter
                    282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13, instead of direct state aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the state and are given additional relief.

                         On November 6, 1979, California voters approved
                    Proposition 4, which added Article XIIIB to the California












                    Constitution. Article XIIIB may have an adverse impact on
                    California state and municipal issuers because it subjects State and local governments to an annual "appropriations limit," which prohibits them from spending certain moneys (called "appropriations subject to limitation") in excess of the imposed
                    appropriations limit. The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, where applicable, for any transfer of financial responsibility of providing services to or from another unit of government. As originally enacted, the appropriations limit was based on certain 1978-79 expenditures and adjusted annually to reflect changes in cost-of-living and population.
                    Starting in the 1991-92 fiscal year, the appropriations limit was recalculated by taking the actual 1986-87 fiscal year limit, and applying the annual adjustments as if Proposition 111 (discussed below) had been in effect. This recalculation resulted in an increase of $1 billion to the State's appropriations limit in the
                    1990-91 fiscal year.

                         On November 4, 1986, California voters approved an
                    initiative statute known as "Proposition 62." This statute
                    (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or
                    ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any
                    special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a special
                    tax to the purposes or for the service for which the special tax was imposed; (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988;













                    (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative;
                    and (viii) permits these provisions to be amended exclusively by the voters of the State. In September 1988 the California Court of Appeals held that it was unconstitutional to require that local tax measures be submitted to the electorate, as described in (vi) above.

                         On November 8, 1988, voters approved "Proposition 98," which has significantly altered the operation and effect of the Article
                    XIIIB spending limit, the first changes since its adoption in












                    1979. This combined initiative, constitutional amendment and statute, called the "Classroom Instructional
          Improvement and
                    Accountability Act" (the "Act"), changes State funding of public education below the university level and the operation of the
                    State's Appropriations Limit.  Specifically,
          Proposition 98
                    requires that (a) the California Legislature establish a prudent
                    State reserve fund in an amount as it shall deem reasonable and necessary, and (b) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article
                    XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State
          School Fund
                    and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated State officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State
                    School Fund shall cause the appropriation limits established in
                    Article XIIIB to be annually increased for any such allocation made in the prior year.

                         The Act also amends Article XVI to require that the State
                    provide a minimum level of funding for public schools and
                    community colleges. Commencing with the 1988-89 fiscal year,
                    State moneys to support school districts and community college districts shall equal or exceed the lesser of: (a) an amount equalling the percentage of State general revenue bonds for school districts and community college districts in fiscal year
                    1986-87, or (b) an amount equal to the prior year's State general fund proceeds of taxes appropriated under Article XIIIB plus allocated proceeds of local taxes, after adjustment under Article
                    XIIIB. The Act permits the enactment of legislation, by a two-
                    thirds vote, to suspend the minimum funding requirement for one year.

                         "Proposition 111" was approved by the voters and took effect on July 1, 1990. Among a number of important provisions,
                    Proposition 111 recalculates spending limits for the State and local governments, allows greater annual increases in the limits, allows the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduces the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of
                    State General Fund tax revenues), removes the provision of
                    Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limits the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempts increased gasoline taxes and truck weight fees from the State appropriations limit.
                    Additionally, Proposition 111 exempts from the State appropriations limit funding for capital outlays.

                         In the years immediately following enactment, very few
                    California governmental entities operated near their












                    appropriations limit; in the mid-to-late 1980's, however, many entities were at or approaching their limit. Many local entities have successfully sought voter approval for 4-year waivers of the limit and, under Proposition 111, may elect among different measures of population in setting the limit. During fiscal year
                    1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.138 billion, which was returned to taxpayers. Since that time, appropriations subject to limitation were under the State limit. State appropriations are estimated to be approximately $8.4 billion under the limit for the 1993-94 fiscal year.

                         Article XIIIB, like Article XIIIA, may require further
                    interpretation by both the California Legislature and the courts to determine its applicability to specific situations involving the State and local taxing authorities. Depending upon such interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet
                    debt service on bonds and other obligations.

                         Certain California municipal securities held by the Fund may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a
                    mortgage or deed of trust with respect to California real
                    property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon
                    transfers of title to real property by private power of sale.
                    During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly
                    payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for a least













                    20 days after expiration of the three-month reinstatement period.
                    Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

                         Certain California municipal securities held by the Fund may be obligations that finance the acquisition of single family home mortgages for low- and moderate-income mortgagors.
          These
                    obligations may be payable solely from revenues derived from the home mortgages and are subject to the California statutory limitations on the transfer of title during foreclosure proceedings as described above. Under California antideficiency
                    legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage.












                         Under California law, mortgage loans secured by single
                    family owner-occupied dwellings may be prepaid at any time.
                    Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years of the mortgage loan's term, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of
                    20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

                         In December 1991, Standard and Poor's Corporation
          ("S&P")
                    downgraded its rating of the State's general obligation bonds to
                    "AA" from "AAA". As the State's economy worsened and its budget deficit swelled, rating agency officials closely monitored the
                    State's budget progress.  In February 1992, Moody's
          Investors
                    Service Inc. ("Moody's") downgraded its rating of the State's general obligation bonds to "Aa1" from "Aaa". In April 1992, S&P placed the State's general obligation bonds on its CreditWatch, indicating the possibility of further downgrades should the
                    State's budget and recessionary problems persist. In July 1992,
                    Moody's and S&P downgraded their ratings of the State's general obligation bonds to "Aa" from "Aa1", and to "A+" from "AA", respectively.  On July 15, 1993, Moody's confirmed its
          "Aa"
                    rating of the State's general obligation bonds. However, on July
                    15, 1994, Moody's, S & P and Fitch Investors Service downgraded their ratings of the State's general obligation bonds from "Aa"
                    to "A1", "A+" to "A", and "AA" to "A", respectively.

                         From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the
                    1930's. Construction, manufacturing (especially aerospace), exports and financial services, among others, were severely affected. Job losses were the worst of any post-war recession.
                    Employment levels stabilized by late 1994 and steady growth occurred in 1994 and is expected to continue in 1995, but pre-
                    recession job levels are not expected to be reached until late
                    1996. Economic indicators show a steady recovery underway in the
                    State since the start of 1994.

                         The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs.  The
          State also
                    faced a structural imbalance in its budget with the largest programs supported by the General Fund - K-12 schools and
                    community colleges, health and welfare, and corrections
          - growing
                    at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s. The
                    State Controller reported that revenues and expenditures were equal in 1992-93, and the State had an operating surplus of $1.1 billion in 1993-94. However, at June 30, 1994, according to the
                    Department of Finance, the State's Special Fund for
          Economic













                    Uncertainties ("SFEU") still had a deficit, on a budget basis, of approximately $1.5 billion.












                         The accumulated budget deficits over the past several years, together with expenditures for school funding, which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the
                    State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years.

                         Administration reports during the course of the 1993-1994
                    Fiscal Year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the
                    1993-1994 Budget Act was adopted. Overall, revenues for the
                    1993-1994 Fiscal Year were approximately $800 million lower than original projections, and expenditures were approximately $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which required greater
          State
                    support for K-14 education to make up the shortfall, and lower than anticipated federal government payments for immigration-
                    related costs. The reports in May and June, 1994, indicated that revenues in the second half of the 1993-94 Fiscal Year were very close to the projections made in the Governor's Budget of January
                    10, 1994, which was consistent with a slow turnaround in the economy.

                         The Department of Finance's July 1994 Bulletin including the final June receipts, reported that June revenues were
          $114












                    million, or 2.5%, above projections, with final end-of-year results at $377 million, or approximately 1.1%, above the
                    projections in the May 1994 Revision to the 1994-95
          Governor's
                    Budget ("May Revision"). Part of this result was due to the end-
                    of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million, or 18.4%, above
                    projections in June.

                         During the 1993-1994 Fiscal Year, the State implemented the
                    Deficit Retirement Plan, which was part of the 1993-94
          Budget
                    Act, by issuing $1.2 billion of revenue anticipation warrants in
                    February 1994 maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 Fiscal Year.

                    Nevertheless, because of the $1.5 billion variance from the original 1993-1994 Budget Act assumptions, the General Fund ended the Fiscal Year at June 30, 1994 carrying forward an accumulated deficit of approximately $1.7 billion.

                         Because of the revenue shortfall and the State's
          reduced
                    internal borrowable cash resources, in addition to the
          $1.2












                    billion or revenue anticipation warrants issued as part of the













                    Deficit Retirement and Reduction Plan, the State issued an additional $2.0 billion of revenue anticipation warrants,
                    maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94
          Fiscal
                    Year.

                         On January 17, 1994, an earthquake of the magnitude of an
                    estimated 6.8 on the Richter Scale struck Los Angeles
          (the
                    "Northbridge Earthquake"). Significant property damage to
                    private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect on the earthquake on the regional and state economy is not expected to be serious.

                         The 1994-95 fiscal year represented the fourth consecutive year that the Governor and the Legislature were faced with a difficult budget environment. Many program cuts and budgetary adjustments had already been made in the last three years.

                         The Governor's Budget Proposal, as updated in May and June
                    1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget
                    proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the
                    elimination of the accumulated budget deficit, estimated at about
                    $1.7 billion at June 30, 1994, by June 30, 1996.














                         The 1994-95 Budget Act, signed by the Governor on
          July 8,
                    1994, projected revenues and transfers of $41.9
          billion, $2.1
                    billion higher than revenues in 1993-94. This reflected the
                    Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the Federal Government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received. The Legislature took no action on a proposal in the January 1994-95 Governor's Budget to undertake an
                    expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax.

                         The 1994-95 Budget Act projected Special Fund revenues of
                    $12.1 billion, a decrease of 2.4% from 1993-94 estimated
                    revenues.  The 1994-95 Budget Act projected General
          Fund
                    expenditures of $40.9 billion, an increase of $1.6 billion over
                    1993-94.  The 1994-95 Budget Act also projected Special
          Fund
                    expenditures of $12.3 billion, a 4.7% increase over 1993-94 estimated expenditures.

                         Among other major features of the 1994-95 Budget
          Act were
                    reductions in health and welfare costs, increases in educational funding, and increased funding for anticipated growth in the
                    State's prison inmate population, including provisions for implementing recent legislation which requires mandatory life prison terms for certain third time felony offenders.

                         The 1994-95 Budget Act contained no tax increases.
          Under
                    legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election.  The
          Legislature
                    enacted a further one-year suspension of the renters' tax credit, for 1995, saving approximately $390 million in the 1995-96 Fiscal
                    Year.

                         The 1994-95 Budget assumed that the State would use a cash flow borrowing program in 1994-95 which combined one-year notes and two-year warrants, which have now been issued.
          Issuance of
                    the warrants allows the State to defer repayment of approximately
                    $1.0 billion of its accumulated budget deficit into the 1995-96
                    Fiscal Year. The Budget Adjustment law enacted along with the
                    1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year.

                         The Department of Finance Bulletin for April 1995 reported that General Fund revenues for March 1995 were $28 million, or
                    1.1%, below forecast, and that year-to-date General Fund revenues were $110 million, or 0.4%, below forecast.

                         Initial analysis of the Federal fiscal year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act.

                         For the first time in four years, the State enters the
                    upcoming 1995-96 fiscal year with strengthening revenues based on an improving economy. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget").
                    The Proposed Budget estimates General Fund revenues and transfers of $42.5 billion (an increase of 0.2% over 1994-95).
          This
                    nominal increase from 1994-95 fiscal year reflects the Governor's realignment proposal and the first year of his tax cut proposal.
                    Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3%
                    over 1994-95. Expenditures are estimated at $41.7 billion
                    (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7% higher than 1994-95) and
                    Special Fund expenditures are estimated at $13.8 billion (12.2%
                    higher than 1994-95). The Proposed Budget projects that the
                    General Fund will end the fiscal year at June 30, 1996 with a budget surplus in SFEU of about $92 million, or less than 1% of
                    General Fund expenditures, and will have repaid all of the accumulated budget deficits.

























                         Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell sharply in 1994, from 10.1% in January to 7.7% in October and
                    November. The gap between the national and California jobless rates narrowed from 3.4 percentage points at the beginning of
                    1994 to an average of 2 percentage points in October and November
                    1994. The number of unemployed Californians fell by nearly
                    400,000 during the year, while civilian employment increased more than 300,000 in 1994. Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.  The
          Department of
                    Finance Bulletin for February 1995 reported that the State's unemployment rate rose slightly to 8.2% in January from 7.7% in
                    December. Despite this slight rise in January unemployment, the pattern of economic recovery in the State appears to be continuing.

                         Personal income was severely affected by the Northbridge
                    Earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994 was about 4.2%. However, excluding the Northbridge effects, growth would have been in excess of 5%.

                         The State's tax revenue experience clearly reflects sharp
                    declines in employment, income and retail sales on a scale not seen in over 50 years. The 1995-96 Governor's Budget, released
                    January 10, 1995 (the "Governor's Budget"), indicates the State has embarked on a steady economic recovery since lat
          1993,
                    somewhat sooner than predicted in the May Revision.

                         ORANGE COUNTY BANKRUPTCY PROCEEDINGS. On December 6, 1994,
                    Orange County, California (the "County"), together with its pooled investment funds (the "Pooled Funds") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Pooled Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Pooled
                    Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Pooled Funds.  As of mid-January
          1995,
                    following a restructuring of most of the Pooled Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Pooled Funds' loss at about $1.69 billion, or about 22% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited monies in the Pooled Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This also may effect their ability to meet their outstanding obligations.

                         The State has no existing obligation with respect to any
                    outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur.

                         LITIGATION. The State is a party to numerous legal
                    proceedings, many of which normally recur in governmental
                    operations. The portion of the General Fund liability for legal proceedings that were decided against the State before June 30,
                    1994, that is expected to be paid within the next 12 months is recorded as a liability. In addition, the State is involved in certain other legal proceedings that, if decided against the
                    State, may require the State to make significant future expenditures or may impair future revenue sources.

                         Among the more significant lawsuits pending against the
                    State are the following: (i) lawsuits involving the exclusion of small business stock gains from taxation; (ii) cases relating to the State's method of determining the tax on gross insurance premiums; (iii) a lawsuit seeking reimbursement for alleged state-mandated costs; (iv) lawsuits related to contamination at the Stringfellow toxic waste site; (v) an action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February, 1986; (vi) a lawsuit involving the constitutionality of the 1993-94 Budget Act-related legislation
                    which shifts property tax revenues from localities to schools;
                    (vii) an action seeking to prohibit the State from further supporting its good faith defense to liquidated damages; and












                    (viii) actions challenging the transfer of moneys from special fund accounts within the State Treasury to the State's
          General
                    Fund.

                         RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO NEW YORK
                    MUNICIPAL SECURITIES: Because Mackenzie New York Municipal Fund
                    intends to concentrate its investments in issuers located in New
                    York (as used in this subsection, the "State"), the Fund will be significantly affected by any economic, political or regulatory developments which affect the ability of New York issuers to pay interest or repay principal on their obligations. The following information constitutes only a brief summary, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of New York issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the
                    Trust.

                         NEW YORK STATE. The financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the
                    control of the State. Adverse developments affecting the State's financing activities, its authorities, the City of New York (the
                    "City") or other localities could adversely affect the State's financial condition.

                         There are a number of methods by which the State may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term borrowing
                    (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no
                    limitation on the amount of long-term debt that may be so
                    authorized and subsequently incurred by the State. The total amount of long-term State general obligation debt authorized but not issued as of March 31, 1995 was approximately $1.789 billion.

                         The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and
                    revenues, by issuing tax and revenue anticipation notes, and
                    (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the
                    State of New York's authorities and public benefit corporations
                    ("Authorities").  Payments of debt service on New York
          State
                    general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New
          York.













                         The State also employs two other types of long-term
                    financing mechanisms that are State-supported but do not result in general obligations of the State: moral obligation and lease-
                    purchase or contractual-obligation financing.

                         Payments for principal and interest due on general
                    obligation bonds, interest due on bond anticipation notes and on tax and revenue anticipation notes were $2.253 and $2.471 billion in the aggregate for the State's 1993-94 and 1994-95 fiscal years, respectively, and were estimated to be $2.817 billion for the State's 1995-96 fiscal year. These figures do not include the interest payable on either State General Obligation Refunding
                    Bonds issued in July 1992 ("Refunding Bonds") to the extent that such interest is to be paid from an escrow fund established with the proceeds of such Refunding Bonds or the State's installment payments relating to the issuance of certificates of participation.

                         The State has never defaulted on any of its general
                    obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. There has never been a default on any moral
                    obligation debt of any Authority.

                         In 1990, as part of a State fiscal reform program,
                    legislation was enacted creating the New York Local
          Government























                    Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New
          York
                    State's annual seasonal borrowing. The legislation empowered
                    LGAC to issue its bonds and notes in an amount not in excess of
                    $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. As of June 1995, LGAC had issued its bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.  The 1995-96
          State
                    Financial Plan includes no spring borrowing nor did the 1994-95
                    State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing. This reflects success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

                         In June 1994, the Legislature passed a proposed
                    constitutional amendment that would significantly change the long-term financing practices of the State and the Authorities.
                    The proposed constitutional amendment would permit the State, without a voter referendum but within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition,













                    the proposed amendment would require that State debt be incurred only for capital projects included in a multi-year capital financing plan and would prohibit lease-purchase and contractual-
                    obligation financing mechanisms for State facilities.
          Before
                    becoming effective, the proposed constitutional amendment must first be passed again by the next separately elected Legislature and then approved by the voters at a general election in November
                    1995.  The amendment was passed by the Senate in June
          1995, and
                    the Assembly is expected to pass the amendment shortly.
          If
                    approved by the voters, the amendment would become effective
                    January 1, 1996.

                         On January 6, 1992, Moody's lowered from "A" to "Baa1" its rating of those New York State bonds that are backed by annual legislative appropriations. Moody's also placed its "A" rating of the State's general obligation bonds under review for possible downgrading. On January 13, 1992, S&P lowered its rating of the
                    State's general obligation bonds from "A" to "A-."
          Moody's and
                    S&P variously cited the State's continued economic deterioration, chronic operating deficits, and the legislative stalemate in closing the budget gap, as factors contributing to the downgrades. On February 14, 1994, S&P raised its outlook to
                    positive and, on July 13, 1995, confirmed its "A-" rating on the
                    State's general obligation bonds.  On July 3, 1995,
          Moody's
                    reconfirmed its "A" rating on the State's general obligation bonds.
























                         The State Constitution requires the Governor to submit to
                    the Legislature a balanced Executive Budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or
                    reappropriation and any new or modified revenue measures to be enacted in connection with the Executive Budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor submits to the Legislature, on at least a quarterly basis, reports of actual receipts, revenues, disbursements, expenditures, tax refunds and reimbursements, and
                    repayment of advances in form suitable for comparison with the
                    State financial plan, together with explanations of deviations from the State financial plan. At such time, the Governor is required to submit any amendments to the State financial plan necessitated by such deviations.

                            The State's budget for the 1995-96 fiscal year was
                    enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other
                    purposes, including all necessary appropriations for debt
                    service. The State Financial Plan for 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.












                         The 1995-96 budget is the first to be enacted in the
                    administration of the Governor, who assumed office on January 1.
                    It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-decline in General
                    Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6%. Nominal spending from all
                    State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5% from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than
                    6.0% annually.

                              In his Executive Budget, the Governor
          indicated that in
                    the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax
                    changes, and the rapid acceleration of spending growth;
          the
                    impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the
                    1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing their total to approximately $5 billion.
                    This gap is projected to be closed in the 1995-96 State Financial























                    Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures.

                         The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, federal financial and
                    monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the
                    State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the
                    State's projections of receipts and disbursements.

                              The General Fund is projected to be balanced on a cash
                    basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.11 billion, a decrease of $48 million from total receipts in the prior fiscal year.
                    Total General fund disbursements and transfers to other funds are projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.

                         There can be no assurance that the State will not face












                    substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any
                    potential budgetary imbalance, the State may need to take
                    significant actions to align recurring receipts and disbursements in future fiscal years.

                         The State anticipates that its borrowings for capital
                    purposes in its 1995-96 fiscal year will consist of approximately
                    $248 million in general obligation bonds and $186 million in new commercial paper issuances. In addition, it is anticipated that the State will issue $70 million in general obligation bonds for the purpose of redeeming outstanding bond anticipation notes.
                    The Legislature has also authorized the issuance of up to $33 million in certificates of participation for equipment purchases during the State's 1995-96 fiscal year. The projection of the
                    State regarding its borrowings for the 1995-96 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

                         AUTHORITIES. The fiscal stability of the State is related
                    to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-
                    producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, the latest data























                    available, 18 Authorities had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion as of September 30,
                    1994. As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as
                    State-related debt was $36.1 billion.

                         Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. The
                    Metropolitan Transportation Authority (the "MTA") receives the bulk of this financial assistance in order to carry out mass transit and commuter services. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion. Failure of the State to appropriate
                    necessary amounts or to take other action to permit certain
                    Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies.

                         In 1993, State legislation authorized the funding of a five-
                    year $9.56 billion MTA capital plan for the five-year period,
                    1992 through 1996 (the "1992-96 Capital Program").  The
          MTA has












                    received approval of the 1992-96 Capital Program based on this legislation from the MTA Capital Program Review Board, as State law requires. The 1992-96 Capital Program was expected to be financed in significant part through dedication of the State petroleum business tax receipts.  However, in December
          1994 the
                    proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program Review Board.
          Further
                    consideration of the resolution was deferred until 1995.

                         There can be no assurance that all the necessary
                    governmental actions for the 1992-96 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-
                    96 Capital Program, or parts thereof, will not be delayed or reduced. If the 1992-96 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

                         NEW YORK CITY AND MUNICIPAL ASSISTANCE
          CORPORATION.  The
                    fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New
          York,
                    which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its 1981 through 1994 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.

























                         In 1975, New York City suffered a fiscal crisis that
                    impaired the borrowing ability of both the City and the State.
                    In that year the City lost access to public credit markets and was not able to sell debt to the public again until 1979. In response to the City's fiscal crisis, the State created the
                    Municipal Assistance Corporation ("MAC") to provide financing assistance for the City, and the New York State Financial Control
                    Board (the "Control Board") to exercise certain oversight and review functions with respect to the City's financing. Prior to
                    1985, MAC had the authority to issue bonds and notes and to pay or lend the proceeds to the City. Since 1985 MAC has been
                    authorized to issue bonds and notes only to refund its outstanding bonds and notes. MAC also has the authority to
                    exchange its obligations for City obligations. MAC bonds are payable from appropriations of certain State sales and use taxes imposed by the City, the State stock transfer tax and per capita
                    State aid to the City. The State is not, however, obligated to continue these taxes, continue to appropriate revenue from these taxes or continue the appropriation of per capita State aid to pay MAC obligations. MAC does not have taxing powers and its bonds are not obligations enforceable against either the City or the State.














                         On February 11, 1991, Moody's lowered its rating on the
                    City's general obligation bonds to "Baa1" from "A".  On
          July 6,
                    1993, S&P reaffirmed the City's "A-" rating on $20.4 billion of general obligation bonds stating that "[t]he City has identified additional gap-closing measures that have recurring value and will reduce next year's budget gap . . . by approximately $400 million." Officials at Moody's also indicated that there were no plans to alter its "Baa1" rating on the City's general obligation bonds.

                         On July 10, 1995, S&P revised its rating on the City's
                    general obligation bonds downward to "BBB+." S&P stated that
                    "structural budgetary balance remains elusive because of
                    persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City general obligation bonds, included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City's financial plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.  Since
          July 15,
                    1993, Fitch Investors Service ("Fitch") has maintained an "A"
                    rating on the City's general obligation bonds. On July 12, 1995,
                    Fitch stated that the City's credit trend remains
          "declining."

                         The Mayor is responsible for preparing the City's four-year financial plan. On February 10, 1994 the City released a
                    financial plan for the 1996 through 1999 fiscal years (the "1996-
                    1999 Financial Plan" or "Financial Plan").  The City's












                    projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as
                    required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to
                    implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of the
                    New York City Health and Hospitals Corporation ("HHC") and the
                    Board of Education ("BOE") to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate
                    relief and the impact on City revenues of proposals for federal and State welfare reform.

                         The 1996-1999 Financial Plan projects revenues and












                    expenditures for the 1996 fiscal year balanced in accordance with
                    GAAP. The projections for the 1996 fiscal year reflect proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the
                    Financial Plan for the 1996 fiscal year include (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii)
          expenditure
                    reductions in agencies, totaling $1.2 billion; (iii) transitional labor savings, totalling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City pension systems, which would reduce such costs in the 1996 fiscal year.

                         The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed
          gap-closing
                    program to close projected budget gaps of $888 million,
          $1.5
                    billion and $1.4 billion for the 1997 through 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap closing program for the 1996 fiscal year. The proposed gap-
                    closing actions, a substantial number of which are not specified in detail, include additional agency expenditure reductions, primarily resulting from a partial hiring freeze, totalling between $388 million and $684 million in each of the 1997 through
                    1999 fiscal years; reductions in expenditures resulting from proposed procurement initiatives totalling between $50 million and $100 million in each of the 1997 through 1999 fiscal years;
                    the availability in each of the 1997, 1998 and 1999 fiscal years of $100 million of the general reserve appropriated in the prior year; and additional reduced expenditures resulting from further revisions in entitlement programs to reduce City expenditures by
                    $250 million in the 1997 fiscal year, and by $400 million in each of the 1998 and 1999 fiscal years, which may be subject to State or Federal approval.












                         On July 24, 1995, the City Comptroller issued a report on
                    the Financial Plan. The report concluded that the Financial Plan includes total risks of $749 million to $1.034 billion for the
                    1996 fiscal year.

                         With respect to the 1997 through 1999 fiscal
          years, the
                    report noted that the gap-closing program in the Financial Plan does not include information about how the City will
          implement
                    the various gap-closing programs, and that the entitlement cost containment and revenue initiatives will require approval of the
                    State legislature.  Taking into account the same
          categories of
                    risks for the 1997 through 1999 fiscal years as the
          report
                    identified for the 1996 fiscal year and the uncertainty concerning the gap-closing program, the report estimated that the
                    Financial Plan includes total risks of $2.0 billion to
          $2.5
                    billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year and $2.9 billion to $3.4 billion in the 1999 fiscal year.













                         In early December, 1994, the City Comptroller issued a
                    report which noted that the City is currently seeking to develop and implement plans which will satisfy the Federal Environmental
                    Protection Agency that the water supplied by the City watershed areas does not need to be filtered.  The City
          Comptroller noted
                    that, if the City is ordered to build filtration plants, they could cost as much as $4.57 billion to construct, with annual debt service and operating costs of more than $500 million, leading to a water rate increase of 45%.

                         On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report noted that, under the State constitution, the City is permitted to issue debt in an amount not greater than 10% of the average full value of taxable real estate for the current year and preceding four years, that the latest estimates produced by the State Board of Equalization and Assessment relating to the full value of real property, using data from a 1992 survey, indicate a 19% decline in the market value of taxable real property from the previous survey in 1990, and that the State Board has decided to use a projected annual growth rate of 8.94%, as compared to its previous projection of
                    14% for estimating full value after 1992. The report concludes that the City will be within the projected legal debt incurring limit in the 1996 fiscal year. However, the report concluded that, based on the most likely forecast of full value of real property, the debt incurring power of the City would be curtailed in the 1997 and 1998 fiscal years substantially.  The
          City
                    Comptroller recommended, among other things, prioritization of capital projects to determine which can be delayed or cancelled, and better maintenance of the City's physical plant and infrastructure, which would result in less capital spending for
                    repair and replacement of capital structures.













                         On July 21, 1995, the staff of the Control Board
          issued a
                    report on the Financial Plan which identified risks of
          $873
                    million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively. The report noted that substantially more information is needed concerning the proposed gap-closing actions for the 1997-1999 fiscal years.

                         On June 14, 1995, the staff of the Office of the
          State
                    Deputy Comptroller for the City of New York ("OSDC")
          issued a
                    report on the Financial Plan with respect to the 1995
          fiscal
                    year.  The report noted that, during the 1995 fiscal
          year, the
                    City faced adverse financial developments totaling over
          $2
                    billion resulting from the inability to initiate approximately
                    35% of the City's gap-closing program, as well as newly-
                    identified spending needs and revenue shortfalls resulting from the adverse impact on the City's personal income, general













                    corporation and other tax revenues of the policy of the Federal
                    Reserve of increasing short-term interest rates and the related downturn in the bond market and profits and bonus income on Wall
                    Street. The report noted that the City relied heavily on one-
                    time actions to offset these adverse developments, using $2 billion in one-time resources in the 1995 fiscal year, or nearly double the 1994 amount.

                         On July 24, 1995, the staff of the OSDC issued a report on the Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report also identified a number of issues that present a net potential risk of $409 million to the
                    City's revenue and expenditure forecasts for the 1996 fiscal year. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the Financial Plan. Moreover, the report noted that State and
                    Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

                         Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties.












                    If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce
                    revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating
                    deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential
                    City services. The City might also seek additional assistance from New York State.

                         OTHER LOCALITIES. Certain localities, in addition to the
                    City, could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the
                    State receipts and disbursements in the State's 1995-96 fiscal year.

                         Fiscal difficulties experienced by the City of Yonkers
                    ("Yonkers") resulted in the re-establishment of the Financial













                    Control Board for the City of Yonkers (the "Yonkers' Board") by
                    the State in 1984. The Yonkers' Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the
                    Governor or the Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                         Municipalities and school districts have engaged in
                    substantial short-term and long-term borrowings.  In
          1993, the
                    total indebtedness of all localities in the State other than the
                    City was approximately $17.7 billion, a small portion (approximately $105 million) of that indebtedness represented
                    borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the
                    budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

                         From time to time, Federal expenditure reductions could
                    reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious
                    financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely
                    affected. Localities also face anticipated and potential












                    problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

                         LITIGATION. Certain litigation pending against the State,
                    its subdivisions and their officers and employees could have a substantial and long-term adverse effect on State finances. The
                    State is a party to numerous legal proceedings, many of which normally recur in governmental operations. Because of the
                    prospective nature of these proceedings, no estimate of the potential loss can be made.

                         Among the more significant of these cases are those that
                    involve: (i) claims to land in upstate New York by several Indian tribes; (ii) certain aspects of the State's Medicaid policies and its rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) a challenge to the practice of reimbursing certain Office of Mental
          Health
                    patient care expenses from the client's Social Security benefits;
                    (iv) an action against the State and City officials alleging inadequate shelter allowances to maintain proper housing; (v) a claim that the assessment of the petroleum business tax pursuant
                    to Tax Law   301 to such fuel violates the Commerce
          Clause of the
                    United States Constitution; and (vi) claims against Yonkers, its public schools, the State, the State Education Department and the
                    New York State Urban Development Corporation that the defendants have not fulfilled their responsibility to alleviate segregation in public schools in Yonkers.

                         The legal proceedings noted above involve State finances,
                    State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1995-96 fiscal year or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the
                    State to maintain a balanced 1995-96 State Financial
          Plan.  An
                    adverse decision in any of these proceedings could exceed the amount of the 1995-96 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State
          Financial Plan.
                    In its audited financial statements for the 1993-94 fiscal year, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $676 million. The State has stated its belief that the 1995-96 State Financial
          Plan
                    includes sufficient reserves for the payment of judgments that may be required during the 1995-96 fiscal year.

                    U.S. GOVERNMENT SECURITIES

                         The Funds may invest in U.S. Government
          securities.  U.S.












                    Government securities are obligations of, or guaranteed by, the
                    U.S. Government, its agencies or instrumentalities.
          Securities
                    guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds), and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). In these securities, the
                    payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

                         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA
                    certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal













                    amortization and may be prepaid prior to maturity.
          Prepayment
                    rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict
                    accurately the average life of a particular pool.
          Reinvestment
                    of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment
                    feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

                         Securities issued by U.S. Government
          instrumentalities and
                    certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury.  However, they involve
          Federal
                    sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and
                    instrumentalities include, but are not limited to, Federal Land













                    Banks, Farmers Home Administration, Bank for
          Cooperatives
                    (including Central Bank for Cooperatives), Federal Intermediate
                    Credit Banks, Federal Home Loan Banks, Federal National Mortgage
                    Association, Student Loan Marketing Association, Tennessee Valley
                    Authority, Export-Import Bank of the United States,
          Commodity
                    Credit Corporation, Federal Financing Bank, Federal
          Home Loan
                    Mortgage Corporation, Small Business Administration and National
                    Credit Union Administration.

                    BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

                         The Funds may invest in bank obligations, which may include certificates of deposit, bankers' acceptances, and other short-
                    term debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.
                    Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in certificates of deposit and bankers' acceptances are limited to obligations of
          (i) banks
                    having total assets in excess of $1 billion, and (ii) other banks if the principal amount of such obligation (currently $100,000)
                    is fully insured by the Federal Deposit Insurance
          Corporation
                    ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of federally or state chartered institutions that have total assets in excess of $1 billion and whose deposits are insured by the FDIC.

                    COMMERCIAL PAPER

                         The Funds may invest in commercial paper.
          Commercial paper
                    represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance
                    companies. Investments in commercial paper are limited to
                    obligations rated Prime-1 by Moody's Investors Service,
          Inc.
                    ("Moody's") or A-1 by Standard and Poor's Corporation ("S&P") or,
                    if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or
                    AAA or AA by S&P.

                    REPURCHASE AGREEMENTS

                         The Funds may enter into repurchase agreements. Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. A Fund will not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities including such repurchase agreements. The
                    Funds may enter into repurchase agreements with banks or broker-
                    dealers deemed to be creditworthy by MIMI under guidelines approved by the Board of Trustees. In the event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

                    BORROWING

                         As a fundamental policy, the Funds may borrow from banks as a temporary measure for extraordinary or emergency purposes. A
                    Fund may borrow in amounts up to 10% of its total assets taken at cost or market value, whichever is lower. All borrowings will be repaid before any additional investments are made.  A
          Fund may
                    not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness.  Borrowing may












                    exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities.
                    Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).

                    RESTRICTED AND ILLIQUID SECURITIES

                         It is each Fund's policy that restricted securities,
                    including restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of
                    1933, as amended (the "1933 Act"), and any other illiquid
                    securities (including certain repurchase agreements and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of the Fund's net assets. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
                    Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where a registration statement is required, a Fund may be required to bear all or part of the registration expenses. There may be a lapse of time between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security. If, during such a period, adverse market conditions were to develop, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, each Fund will carefully monitor each of its investments in these securities, focussing on such
                    important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.













                    TEMPORARY INVESTMENTS

                         From time to time on a temporary basis, a Fund may invest in fixed-income obligations the interest on which is subject to
                    Federal income tax. Except when a Fund is in a "defensive"
                    investment position, it will not purchase a taxable security if, as a result, more than 20% of its total net assets would be invested in taxable securities.

                         This limitation is a fundamental policy of each Fund, i.e., it may not be changed without a majority vote of a Fund's
                    outstanding securities. Temporary taxable investments of a Fund may consist of obligations issued or guaranteed by the U.S.
                    Government or its agencies or instrumentalities, commercial paper rated A-l by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $1 billion in assets, or repurchase agreements with such banks or with broker-dealers. Repurchase agreements may be entered into with respect to any securities eligible for
                    investment by a Fund, including municipal securities. The income from a repurchase agreement with respect to a municipal security would not be tax-exempt.  See "Repurchase Agreements,"













                    "Restricted and Illiquid Securities" and Appendix A for a further description of repurchase agreements, illiquid securities and of the Moody's and S&P ratings relating to taxable securities.

                         MACKENZIE NATIONAL MUNICIPAL FUND, MACKENZIE
          CALIFORNIA
                    MUNICIPAL FUND AND MACKENZIE NEW YORK MUNICIPAL FUND
          ONLY:  Each
                    of these three Funds may invest in short-term municipal securities for temporary defensive purposes.
          Short-term
                    municipal securities consist of notes and short-term municipal loans and obligations, including municipal paper, master demand notes and variable rate demand notes. Short-term municipal notes include Tax Anticipation Notes (i.e, notes issued in anticipation of the receipt of tax funds), Bond Anticipation Notes (i.e, notes issued in anticipation of receipt of the proceeds of bond
                    placements), Revenue Anticipation Notes (i.e, notes issued in anticipation of the receipt of revenues other than taxes or bond placements), and Project Notes (i.e, obligations of municipal housing agencies on which the payment of principal and interest ordinarily is backed by the full faith and credit of the U.S.
                    Government) when a market for such securities exists. Municipal paper typically consists of the very short-term unsecured
                    negotiable promissory notes of municipal issuers.

                         A municipal master demand note is an arrangement under which a Fund participates in a note agreement between a bank acting on behalf of its clients and a municipal borrower, whereby amounts maintained by the Fund in an account with the bank are provided to the municipal borrower and payments of interest and principal on the note are credited to the Fund's account.
          Interest rates












                    on master demand notes typically are tied to market interest rates, and therefore may fluctuate daily. The amounts borrowed under these notes may be repaid at any time by the borrower without penalty, and must be repaid upon the demand of the Fund.
                    Variable rate demand notes are tax-exempt obligations that are payable by the municipal issuer at par value plus accrued
                    interest on demand by the Fund (generally with three to ten days'
                    notice). If no demand is made, the note will mature on a
                    specified date from one to thirty years from its issuance.
                    Payment on the note may be backed by a stand-by letter of credit.
                    As with a master demand note, the yield on a variable rate demand note is adjusted automatically to reflect a particular market rate. Variable rate demand notes typically are callable by the issuer prior to maturity.

                         Where short-term municipal securities are rated, a Fund will limit its investments to "high quality" short-term securities.
                    For short-term municipal notes this includes ratings of AA or better by Standard & Poor's Corporation ("S&P") or MIG
          2 or
                    better by Moody's Investors Service, Inc. ("Moody's");
          for
                    municipal paper this includes A-2 or better by S&P or Prime-2 or better by Moody's. Unrated short-term municipal securities will be included within the Fund's overall limitation on investments in unrated securities. This limitation provides that not more than 20% of a Fund's total assets may be invested in unrated municipal securities, exclusive of unrated securities that are guaranteed as to principal and interest by the full faith and credit of the U.S. Government or are issued by an issuer having outstanding an issue of municipal bonds within one of the four highest ratings classifications.

                    OTHER INVESTMENT TECHNIQUES

                         Although none of the Funds have done so in the last year and have no current intention of doing so in the foreseeable future, each Fund may (i) lend its portfolio securities, (ii) purchase securities on a "when-issued" or firm commitment basis,
          (iii)
                    acquire puts or standby commitments, (iv) engage in transactions in certain types of financial futures (such as interest rate futures) and related options, and options on individual securities and bond indices, (v) engage in "conversion"
          and
                    spread transactions, and (vi) write straddles.

                                         INVESTMENT RESTRICTIONS

                         The Funds' investment objectives as set forth in the
                    Prospectus under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Funds and may not be changed with respect to a particular Fund without the approval of a majority of the Fund's outstanding voting shares. Under these restrictions, a Fund may not:

                         (i)     purchase securities of any one issuer
          (except U.S.













                                 government securities) if as a result more than 5%
                                 of the Fund's total assets would be
          invested in such
                                 issuer or the Fund would own or hold more than 10%
                                 of the outstanding voting securities of
          that issuer
                                 (provided, however, that up to 25% of the value of
                                 the Fund's total assets may be invested
          without
                                 regard to these limitations);

                         (ii)    invest in real estate, real estate
          mortgage loans,
                                 commodities, commodity futures contracts or
                                 interests in oil, gas and/or mineral
          exploration or
                                 development programs, although a Fund may purchase
                                 and sell (a) securities that are secured by real
                                 estate, (b) securities of issuers that
          invest or
                                 deal in real estate, and (c) futures
          contracts as
                                 described in the Prospectus;














                         (iii)   make investments in securities for the
          purpose of
                                 exercising control over or management of the issuer;

                         (iv)    participate on a joint or a joint and
          several basis
                                 in any trading account in securities,
          although the
                                 "bunching" of orders of the Funds--or of the Funds












                                 and of other accounts under the investment management of the persons rendering investment
                                 advice to the Funds--for the sale or
          purchase of
                                 portfolio securities shall not be
          considered
                                 participation in a joint securities
          trading account;

                         (v) purchase securities on margin, except such short-
                                 term credits as are necessary for the
          clearance of
                                 transactions, although the deposit or
          payment by a
                                 Fund of initial or variation margin in
          connection
                                 with futures contracts or related options transactions is not considered the purchase of a
                                 security on margin;

                         (vi) make loans, except that this restriction shall not
                                 prohibit (a) the purchase and holding of a portion
                                 of an issue of publicly distributed debt securities,
                                 (b) the lending of portfolio securities
          (provided
                                 that the loan is secured continuously by collateral
                                 consisting of U.S. Government securities or cash or
                                 cash equivalents maintained on daily
          marked-to-
                                 market basis in an amount at least equal to the
                                 current market value of the securities
          loaned), or
                                 (c) entry into repurchase agreements with banks or
                                 broker-dealers;

                         (vii) borrow amounts in excess of 10% of its total assets, taken at lower of cost or market value,
          and then
                                 only from banks as a temporary measure for extraordinary or emergency purposes;

                         (viii)  mortgage, pledge, hypothecate or in any
          manner












                                 transfer, as security for indebtedness,
          any
                                 securities owned or held by the Fund
          (except as may
                                 be necessary in connection with permitted borrowings
                                 and then not in excess of 20% of the
          Fund's total
                                 assets); provided, however, that this does not
                                 prohibit escrow, collateral or margin
          arrangements
                                 in connection with the Fund's use of
          options, short
                                 sales, futures contracts and options on
          futures
                                 contracts;

                         (ix)    purchase the securities of issuers
          conducting their
                                 principal business activities in the same industry
                                 if immediately after such purchase the
          value of the
                                 Fund's investments in such industry would exceed 25%
                                 of the value of the total assets of the
          Fund;













                         (x)     act as an underwriter of securities;

                         (xi) make short sales of securities or maintain a short
                                 position; or

                         (xii) issue senior securities, except insofar as the Fund
                                 may be deemed to have issued a senior
          security in
                                 connection with any repurchase agreement or any
                                 permitted borrowing.












                                         ADDITIONAL RESTRICTIONS

                         Each Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, a
                    Fund may not:

                         (i)     purchase or sell real estate limited
          partnership
                                 interests;

                         (ii) purchase or sell interests in oil, gas and mineral
                                 leases (other than securities of companies that
                                 invest in or sponsor such programs);

                         (iii)   purchase or retain securities of any
          company if, to
                                 the knowledge of the Trust, officers and Trustees of
                                 the Trust and officers and directors of
          MIMI or
                                 Mackenzie Financial Corporation who
          individually own
                                 more than 1/2 of 1% of the securities of that
                                 company together own beneficially more
          than 5% of
                                 such securities;

                         (iv)    purchase any security if as a result a
          Fund would
                                 then have more than 5% of its total assets
          (taken at
                                 current value) invested in securities of companies
                                 (including predecessors) less than three years old;

                         (v)     invest more than 10% of its net assets
          taken at
                                 market value at the time of the investment in
                                 "illiquid securities."  Illiquid
          securities may
                                 include securities subject to legal or
          contractual
                                 restrictions on resale (including private












                                 placements), repurchase agreements
          maturing in more
                                 than seven days, certain options traded
          over-the-
                                 counter that the Fund has purchased,
          securities
                                 being used to cover certain options that the Fund
                                 has written, securities for which market quotations
                                 are not readily available, or other
          securities that
                                 legally or in the Investment Manager's
          opinion,
                                 subject to the Board's supervision, may be deemed
                                 illiquid, but shall not include any
          instrument that,
                                 due to the existence of a trading market, to the
                                 Fund's compliance with certain conditions intended












                                 to provide liquidity, or to other factors, is
                                 liquid; or

                         (vi)    purchase securities of other investment
          companies,
                                 except in connection with a merger,
          consolidation or
                                 sale of assets, and except that the Fund may
                                 purchase shares of other investment
          companies
                                 subject to such restrictions as may be
          imposed by
                                 the 1940 Act, and rules thereunder, or by any state
                                 in which shares of the Fund are
          registered.














                         In addition, so long as it remains a restriction of the Ohio
                    Division of Securities, the Fund will treat securities eligible for resale under Rule 144A of the Securities Act of 1933 and securities of unseasoned issuers as described in non-fundamental restriction (iv) above, as subject to the Fund's restriction on investing in restricted securities (see "Restricted and Illiquid
                    Securities" under "Investment Objectives and Policies," above).

                         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to each Fund on an individual basis, and only at the time a transaction is entered into. Accordingly, if a percentage
                    limitation is adhered to at the time of investment by a Fund, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.

                                     ADDITIONAL RIGHTS AND PRIVILEGES

                         The Trust offers to investors (and except as noted below,
                    bears the cost of providing) the rights and privileges described below. The Trust reserves the right to amend or terminate any one or more of such rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.












                         Certain of the rights and privileges described below refer to other funds distributed by MIFDI, which funds are not
                    described in this SAI.  These funds are:  Mackenzie
          Florida
                    Limited Term Municipal Fund, the fifth series of the Trust, and
                    Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund,
          Ivy
                    Emerging Growth Fund, Ivy Global Fund, Ivy Growth Fund,
          Ivy
                    Growth with Income Fund, Ivy International Fund, Ivy International Bond Fund, Ivy Latin America Strategy
          Fund, Ivy
                    Money Market Fund, Ivy New Century Fund and Ivy Short-Term Bond
                    Fund, the thirteen series of Ivy Fund (collectively, with the
                    Funds, the "Ivy and Mackenzie Funds"). Investors should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

                    AUTOMATIC INVESTMENT METHOD

                         The Automatic Investment Method is available for Class A and
                    Class B shareholders of the Funds. The minimum initial and subsequent investment pursuant to this plan is $50 per month.
                    The Automatic Investment Method may be discontinued at any time upon receipt by Mackenzie Ivy Investor Services Corp. ("MIISC")
                    of telephone instructions or written notice of such discontinuation from the investor. See "Automatic
          Investment
                    Method" in the Account Application.












                    EXCHANGE OF SHARES

                         As described in the Prospectus, shareholders of a Fund have an exchange privilege with certain other Ivy and Mackenzie Funds.
                    Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy or
                    Mackenzie Fund into which the exchange is to be made.

                         INITIAL SALES CHARGE SHARES. Class A shareholders may
                    exchange their Class A shares ("outstanding Class A shares") for
                    Class A shares of another Ivy or Mackenzie Fund (or for shares of another Ivy or Mackenzie Fund that currently offers only a single class of shares) ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares.
                    (The additional sales charge will be waived for outstanding
                    Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their Class A shares for Class A shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

                         CONTINGENT DEFERRED SALES CHARGE SHARES.

                         CLASS A: Class A shareholders may exchange their Class A
                    shares subject to a contingent deferred sales charge, as
                    described in the Prospectus ("outstanding Class A shares"), for
                    Class A shares of another Ivy or Mackenzie Fund (or for shares of another Ivy or Mackenzie Fund that currently offers only a single class of shares) ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any contingent deferred sales charge that would otherwise be due upon the redemption of the outstanding Class A shares.
                    Class A shareholders of a Fund exercising the exchange privilege will continue to be subject to the Fund's contingent deferred sales charge schedule (or period) following an exchange, unless the contingent deferred sales charge schedule that applies to the new Class A shares is higher (or such period is longer) than the contingent deferred sales charge schedule (or period), if any,












                    applicable to the outstanding Class A shares, in which case the schedule (or period) of the Fund into which the exchange is made shall apply.

                         For purposes of the exchange feature and computing the
                    contingent deferred sales charge that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

                         CLASS B: Class B shareholders may exchange their Class B
                    shares ("outstanding Class B shares") for Class B shares of another Ivy or Mackenzie Fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any contingent deferred sales charge that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to the Fund's contingent deferred sales charge schedule (or period) following an exchange, unless the contingent deferred sales charge schedule that applies to the new Class B shares is higher (or such period is longer)
                    than the contingent deferred sales charge schedule (or period)
                    applicable to the outstanding Class B shares, in which case the schedule (or period) of the Fund into which the exchange is made shall apply.

                         For purposes of both the exchange feature and computing the contingent deferred sales charge that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

                         The following contingent deferred sales charge table ("Table
                    1") applies to Class B shares of Mackenzie National
          Municipal
                    Fund, Mackenzie California Municipal Fund, Mackenzie
          New York
                    Municipal Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund,
                    Ivy Growth Fund, Ivy Growth with Income Fund, Ivy Emerging Growth
                    Fund, Ivy International Fund, Ivy International Bond
          Fund, Ivy
                    New Century Fund, Ivy Latin America Fund and Ivy China
          Region
                    Fund ("Table 1 Funds"):





































                                                       CONTINGENT DEFERRED
          SALES
                                                       CHARGE AS A
          PERCENTAGE OF
                                                       DOLLAR AMOUNT
          SUBJECT TO
                         YEAR SINCE PURCHASE           CHARGE

                              First                              5%
                              Second                             4%
                              Third                              3%
                              Fourth                             3%
                              Fifth                              2%
                              Sixth                              1%
                              Seventh and thereafter             0%

                         The following contingent deferred sales charge table ("Table
                    2") applies to Class B shares of Mackenzie Limited Term Municipal
                    Fund, Mackenzie Florida Limited Term Municipal Fund and
          Ivy
                    Short-Term Bond Fund ("Table 2 Funds"):

                                                       CONTINGENT DEFERRED
          SALES
                                                       CHARGE AS A
          PERCENTAGE OF
                                                       DOLLAR AMOUNT
          SUBJECT TO
                         YEAR SINCE PURCHASE           CHARGE

                              First                              3%
                              Second                             2 1/2%












                              Third                              2%
                              Fourth                             1 1/2%
                              Fifth                              1%
                              Sixth and thereafter               0%

                         The contingent deferred sales charge schedule for Table 1
                    Funds is higher (and the period is longer) than the contingent deferred sales charge schedule (and period) for Table 2
          Funds.
                    Accordingly, the contingent deferred sales charge schedule that applies to the redemption of Table 1 Fund shares would apply to all Class B shares that are acquired as a result of an exchange between a Table 1 and a Table 2 Fund (taking into account the
                    "tacking" of the holding period, if any, of the shares held before the exchange).

                         EXAMPLE: An investor may decide to exchange Class B shares of a Table 1 Fund that have been held for two years
                         ("outstanding Class B shares") for Class B shares of a Table
                         2 Fund ("new Class B shares"). The exchange itself would
                         not trigger payment of the 4% contingent deferred sales
                         charge that would have been due in accordance with Table 1 upon the redemption of the outstanding Class B shares. If, three years later, the investor redeems the new
          Class B
                         shares, a 2% contingent deferred sales charge would be
                         assessed in accordance with Table 1, since Table
          1's
                         contingent deferred sales charge schedule is higher than
                         that of Table 2, and because by "tacking" the two year
                         holding period of the outstanding Class B shares onto the
                         three year holding period of the new Class B shares, the























                         investor will be deemed to have held the new Class B shares for five years.

                         The minimum amount that a shareholder may exchange into an
                    Ivy or Mackenzie Fund in which shares are not already held is
                    $1,000. No exchange out of any of the Funds (other than by a complete exchange of all shares of that Fund) may be made if it would reduce the shareholder's interest in that Fund to less than
                    $1,000. Exchanges are available only in states where the
                    exchange can be legally made.

                         Each exchange will be made on the basis of the relative net asset values per share of each fund of the Ivy
          Mackenzie Funds
                    next computed following receipt of telephone instructions by
                    MIISC or a properly executed request by the MIISC.
          Exchanges,
                    whether written or telephonic, must be received by MIISC by the close of regular trading on the New York Stock Exchange
          (the
                    "Exchange") (normally 4:00 p.m., eastern time), to receive the price computed on the day of receipt; exchange requests received after that time will receive the price next determined following receipt of the request. This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by Rules adopted by the Securities and
                    Exchange Commission ("SEC").  See "Redemptions."

                         An exchange of shares between any of the Ivy or Mackenzie












                    Funds will result in a taxable gain or loss.
          Generally, any such
                    taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange.  See "Taxation."

                         With limited exceptions, gain realized by a tax-deferred
                    retirement plan would not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

                    LETTER OF INTENT

                         Reduced sales charges apply to initial investments made
                    pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21 or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account
                    Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $100,000 in Class A shares of a Fund. A Letter of Intent may be submitted at the time of an initial purchase of
                    Class A shares of a Fund or within 90 days of the initial
                    purchase, in which case the Letter of Intent will be backdated.























                    A shareholder may include the value (at the applicable offering price) of all Class A shares of the Funds, Mackenzie
          Florida
                    Limited Term Municipal Fund, Ivy Short-Term Bond Fund, Ivy Bond
                    Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Growth
          Fund, Ivy
                    Growth with Income Fund, Ivy Emerging Growth Fund, Ivy International Fund, Ivy New Century Fund, Ivy Latin
          America
                    Strategy Fund and Ivy China Region Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy Mackenzie Funds), held of record by him or her as of the date of his or her Letter of Intent as an accumulation credit toward the completion of such Letter. During the term of the Letter of Intent, the Funds' transfer agent will hold in escrow Class A shares representing 5% of the indicated amount
                    (less any accumulation credit value).  The escrowed
          Class A
                    shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay
                    MIFDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the
                    investor to buy or the Trust to sell the indicated amount of













                    Class A shares and the investor should read carefully all the provisions thereof before signing.

                    REINVESTMENT PRIVILEGE

                         Investors who have redeemed Class A shares of a Fund may
                    reinvest all or a part of the proceeds of the redemption back into Class A shares of that Fund at net asset value
          (without a
                    sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by the
                    Funds' transfer agent of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

                         Any redemption is a taxable event. A loss realized on a
                    redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment
                    privilege is exercised.  See "Taxation."

                    RIGHTS OF ACCUMULATION

                         A scale of reduced sales charges applies to certain invest-
                    ments in Class A shares of the Funds by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account
                    (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under
          Section 401 of
                    the Code. An investment qualifies for a reduced sales charge if the sum of: (a) the combined value, determined at the higher of current offering price or amount invested, of Class A shares held by the persons identified above in (i) any of the Funds and
                    Mackenzie Florida Limited Term Municipal Fund, (ii) any of the
                    series of Ivy Fund (except for shares of Ivy Money Market Fund, but including shares that have been exchanged from any of the Ivy or Mackenzie Funds into Ivy Money Market Fund), and
          (iii) any
                    other investment company distributed by MIFDI currently owned;
                    and (b) the value of the Class A shares being purchased, exceeds:
                    (i) $25,000, with respect to an investment in Mackenzie Limited
                    Term Municipal Fund or Mackenzie Florida Limited Term Municipal
                    Fund; (ii) $50,000, with respect to an investment in Ivy Canada
                    Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with
          Income
                    Fund, Ivy Emerging Growth Fund, Ivy International Fund,
          Ivy
                    International Bond Fund, Ivy New Century Fund, Ivy Latin America
                    Strategy Fund or Ivy China Region Fund; or (iii) $100,000, with respect to an investment in Mackenzie National
          Municipal Fund,
                    Mackenzie California Municipal Fund, Mackenzie New
          York
                    Municipal Fund, Ivy Short-Term Bond Fund or Ivy Bond
          Fund.

                         At the time an investment takes place, MIMI, in the case of a wire order, or Mackenzie Ivy Investor Services Corp. ("MIISC,"
                    or the "Transfer Agent"), in the case of a direct mail remittance, must be notified by the investor or his or her dealer
                    that the investment qualifies for the reduced charge on the basis of previous investments. The reduced charge is subject to
                    confirmation of the investor's holdings through a check of the
                    Funds' records.

                    SYSTEMATIC WITHDRAWAL PLAN

                         A shareholder may establish a Systematic
          Withdrawal Plan
                    (the "Withdrawal Plan") by telephone instructions to MIISC (i.e., the Transfer Agent) or delivery to the Transfer Agent of a written election to so redeem, accompanied by a surrender to the
                    Transfer Agent of all share certificates then outstanding in the name of such shareholder, properly endorsed by him or her. A
                    Withdrawal Plan may not be established if the investor is
                    currently participating in the Automatic Investment Method. The
                    Withdrawal Plan may involve the use of principal and, to the extent that it does, depending on the amount withdrawn, the investor's principal may be depleted.

                         A redemption under the Withdrawal Plan is a taxable event.
                    Investors contemplating participation in the Withdrawal
          Plan
                    should consult their tax advisers.

                         Additional investments made by investors participating in
                    the Withdrawal Plan must equal at least $1,000 each while the
                    Withdrawal Plan is in effect. Making additional purchases while the Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial or contingent deferred sales changes.

                         An investor may terminate his or her participation in the
                    Withdrawal Plan at any time by delivering written notice to the
                    Transfer Agent. If all shares held by the investor are liquidated at any time, the Withdrawal Plan will terminate
                    automatically. The Trust or MIMI may terminate the Withdrawal
                    Plan at any time after reasonable notice to shareholders.

                                           BROKERAGE ALLOCATION

                         Subject to the overall supervision of the President and the
                    Board of Trustees of the Trust, MIMI places orders for the purchase and sale of the Funds' portfolio securities.
          All
                    portfolio transactions are effected at the best price and
                    execution obtainable. Purchases and sales of debt securities are usually principal transactions and, therefore, brokerage
                    commissions are usually not required to be paid by a Fund for such purchases and sales, although the price paid generally includes undisclosed compensation to the dealer. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with over-the-counter transactions, MIMI attempts to deal directly with the principal market makers, except in those circumstances where it believes that better prices and execution are available elsewhere. Subject to the requirement of best price and
                    execution, MIMI may select broker-dealers that provide it with research services and may consider sales of Fund shares as a factor in the selection of broker-dealers.

                         MIMI selects broker-dealers to execute
          transactions and
                    evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of each firm's professional services. Commissions charged and investment services rendered, including statistical, research, and counseling services by brokerage firms, are among the factors that are considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies.
                    Research services furnished by brokers through whom the Trust effects securities transactions may be used by MIMI in servicing all of its accounts. In addition, not all of these services may be used by MIMI in connection with the services it provides to the Fund or the Trust. MIMI may consider sales of Fund shares as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. MIMI will not, however, execute brokerage transactions other than at the best price and execution.

                         A Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. A Fund will consider accepting securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that
                    MIMI deems to be a desirable investment for the Fund.
          While no
                    minimum has been established, it is expected that a Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of a Fund, and Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will accept only securities that are delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the
                    Trust must comply with applicable laws of certain states.

                         During the fiscal years ended June 30, 1993, 1994 and 1995, none of the Funds paid brokerage commissions.


























































                                          TRUSTEES AND OFFICERS

                         The Trustees and Executive Officers of the Trust, their
                    business addresses and principal occupations during the past five years are:

                                             POSITION
                                             WITH THE     BUSINESS
          AFFILIATIONS
                    NAME, ADDRESS, AGE       TRUST        AND PRINCIPAL
          OCCUPATIONS














                    Michael G. Landry,       Trustee      President,
          Chairman and
                    (49)                     and          Director of
          Mackenzie
                    700 South Federal Hwy.   President    Investment
          Management Inc.
                    Suite 300                             (1987-present);
          President
                    Boca Raton, FL  33432                 and Director of
          Ivy
                    [Deemed to be an                      Management, Inc.
          (1992-
                    "interested person" of                present);
          Chairman and
                    the Trust, as defined                 Director of
          Mackenzie Ivy
                    under the 1940 Act.]                  Investor Services
          Corp.
                                                          (1993-present);
          Director
                                                          and President of
          Mackenzie
                                                          Ivy Funds
          Distribution,
                                                          Inc. (1993-1994);
          Chairman
                                                          and Director of
          Mackenzie
                                                          Ivy Funds
          Distribution,
                                                          Inc.
          (1994-present);
                                                          President and
          Trustee of
                                                          Ivy Fund
          (1992-present);
                                                          President of
          Mackenzie
                                                          Series Trust
          (1987-
                                                          present);
          Director and
                                                          President of The
          Mackenzie
                                                          Funds Inc.
          (1987-1995).

                    John S. Anderegg, Jr.    Trustee      Chairman,
          Dynamics Research
                    (71)                                  Corp.
          (instruments and
                    60 Concord Street                     controls);
          Director, Burr-













                    Wilmington, MA  01887                 Brown Corp.
          (operational
                                                          amplifiers);
          Director,
                                                          Metritage
          Incorporated
                                                          (level measuring
                                                          instruments);
          Trustee of
                                                          Ivy Fund
          (1967-present).

                    Paul H. Broyhill (71)    Trustee      Chairman, BMC
          Fund, Inc.
                    800 Hickory Blvd.                     (1983-present);
          Chairman,
                    Golfview Park                         Broyhill Family
          Foundation,
                    Lenoir, NC  28645                     Inc.
          (1983-present);
                                                          Chairman and
          President,
                                                          Broyhill
          Investments, Inc.
                                                          (1983-present);
          Chairman,
                                                          Broyhill Timber
          Resources
                                                          (1983-present);
          Director of
                                                          The Mackenzie
          Funds Inc.












                                                          (1988-1995);
          Trustee of Ivy
                                                          Fund
          (1992-present);
                                                          Management of a
          personal
                                                          portfolio of
          fixed income
                                                          and equity
          investments












                                                          (1983-present).

                    Stanley Channick (71)    Trustee      President, The
          Whitestone
                    11 Bala Avenue                        Corporation
          (insurance
                    Bala Cynwyd, PA  19004                agency);
          President, Scott
                                                          Management
          Company
                                                          (administrative
          services
                                                          for insurance
          companies);
                                                          President, The
          Channick
                                                          Group
          (consultants to
                                                          insurance
          companies and
                                                          national trade
                                                          associations);
          Trustee of
                                                          Ivy Fund
          (1984-1993);
                                                          Director of The
          Mackenzie
                                                          Funds Inc.
          (1994-1995).

                    Frank W. DeFriece, Jr.   Trustee      Director of The
          Mackenzie
                    (74)                                  Funds Inc.
          (1987-1995);
                    322 Seventh Street                    Trustee and
          Second Vice
                    Bristol, TN  37620-                   Chairman, East
          Tennessee
                    2218                                  Public
          Communications Corp.
                                                          (WSJK-TV)
          (1984-present);
                                                          Director, Manager
          and Vice
                                                          President,
          Massengill-
                                                          DeFriece
          Foundation
                                                          (charitable
          organization)
                                                          (1950-present);
          Trustee of
                                                          Ivy Fund
          (1992-present).












                    Roy J. Glauber (70)      Trustee      Mallinckrodt
          Professor of
                                                          Physics, Harvard
          University
                                                          (since 1974);
          Trustee of
                                                          Ivy Fund
          (1961-1991);
                                                          Trustee of
          Mackenzie Series
                                                          Trust
          (1994-present).

                    Joseph G. Rosenthal      Trustee      Chartered
          Accountant (1958-
                    (61)                                  present);
          Director of The
                    110 Jardin Drive                      Mackenzie Funds
          Inc. (1987-
                    Unit #12                              1995); Trustee of
          Ivy Fund
                    Concord, Ontario                      (1992-present).
                    Canada L4K 2T7


















                    J. Brendan Swan (65)     Trustee      President,
          Airspray
                    4701 North Federal                    International,
          Inc.; Joint
                    Hwy. #465                             Managing
          Director, Airspray
                    Pompano Beach, FL                     International
          B.V. (an
                    33064                                 environmentally
          sensitive
                                                          packaging
          company); Trustee













                                                          of Ivy Fund
          (1992-present);
                                                          Director, The
          Mackenzie
                                                          Funds Inc.
          (1992-1995).

                    Keith J. Carlson (39)    Vice         Senior Vice
          President and
                    700 South Federal Hwy.   President    Director of
          Mackenzie
                    Suite 300                             Investment
          Management, Inc.
                    Boca Raton, FL  33432                 (1994-present);
          Senior Vice
                                                          President,
          Secretary and
                                                          Treasurer of
          Mackenzie
                                                          Investment
          Management Inc.
                                                          (1985-1994);
          Senior Vice
                                                          President and
          Director of
                                                          Ivy Management,
          Inc. (1994-
                                                          present); Senior
          Vice
                                                          President,
          Treasurer and
                                                          Director of Ivy
          Management,
                                                          Inc. (1992-1994);
          Vice
                                                          President of The
          Mackenzie
                                                          Funds Inc.
          (1987-1995);
                                                          President and
          Director of
                                                          Mackenzie Ivy
          Investor
                                                          Services Corp.
          (1993-
                                                          present); Vice
          President of
                                                          Mackenzie Series
          Trust
                                                          (1994-present);
          Treasurer
                                                          of Mackenzie
          Series Trust













                                                          (1985-1994);
          President and
                                                          Director of
          Mackenzie Ivy
                                                          Funds
          Distribution, Inc.
                                                          (1994-present);
          Executive
                                                          Vice President
          and Director
                                                          of Mackenzie Ivy
          Funds
                                                          Distribution,
          Inc. (1993-
                                                          1994); Treasurer
          of Ivy
                                                          Fund (1992-1994);
          Vice
                                                          President of Ivy
          Fund
                                                          (1994-present).

                    C. William Ferris (51)   Secretary/   Senior Vice
          President,
                    700 South Federal Hwy.   Treasurer
          Secretary/Treasurer and
                    Suite 300                             Director of
          Mackenzie
                    Boca Raton,  FL 33432                 Investment
          Management Inc.
                                                          (1994-present);
          Senior Vice
                                                          President,
          Finance and

          Administration/Compliance
                                                          Officer of
          Mackenzie
                                                          Investment
          Management Inc.












                                                          (1989-1994);
          Senior Vice












                                                          President,

          Secretary/Treasurer and
                                                          Clerk of Ivy
          Management,
                                                          Inc. (1989-1994);
          Senior
                                                          Vice President,

          Secretary/Treasurer of
                                                          Mackenzie Ivy
          Funds
                                                          Distribution,
          Inc. (1993-
                                                          1994);
          Secretary/Treasurer
                                                          and Director of
          Mackenzie
                                                          Ivy Investor
          Services Corp.
                                                          (1993-1994);
          Secretary of
                                                          Mackenzie Series
          Trust
                                                          (1993-1994);

          Secretary/Treasurer and
                                                          Director of
          Mackenzie Ivy
                                                          Investor Services
          Corp.
                                                          (1993-present);

          Secretary/Treasurer of The
                                                          Mackenzie Funds
          Inc. (1993-
                                                          1995);
          Secretary/Treasurer
                                                          of Mackenzie
          Series Trust
                                                          (1994-present);
          Secretary
                                                          of Ivy Fund
          (1993-1994);

          Secretary/Treasurer of Ivy
                                                          Fund
          (1994-present).

                         As of October 16, 1995, all Trustees and executive officers of the Trust as a group owned beneficially or of record none of the outstanding Class A and Class B shares of any of the Funds.

                    PERSONAL INVESTMENTS BY EMPLOYEES OF THE ADVISER

                         Employees of MIMI are permitted to make personal securities transactions, subject to requirements and restrictions set forth in MIMI's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain
                    conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds.
                    Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's
                    Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker
                    confirmations and monthly reporting of securities transactions.
                    Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of
                    Ethics may be granted in particular circumstances after review by appropriate personnel.














                                            COMPENSATION TABLE












                             (FOR THE CALENDAR YEAR ENDING DECEMBER 31,
          1995)

                                                 PENSION OR
                                                 RETIREMENT
          TOTAL
                                                 BENEFITS      ESTIMATED
          COMPEN-
                                     AGGREGATE   ACCRUED AS    ANNUAL
          SATION
                                     COMPEN-     PART OF       BENEFITS
          FROM TRUST
                     NAME,           SATION      FUND          UPON
          PAID TO
                     POSITION        FROM TRUST  EXPENSES      RETIREMENT
          TRUSTEE


                     John S.         888         N/A           N/A
          888
                     Anderegg, Jr.
                      (Trustee)

                     Paul H.         888         N/A           N/A
          888
                     Broyhill
                      (Trustee)
                     Stanley         8,000       N/A           N/A
          8,000
                     Channick
                      (Trustee)

                     Frank W.
                     DeFriece, Jr.   888         N/A           N/A
          888
                      (Trustee)
                     Roy J. Glauber  8,000       N/A           N/A
          8,000
                      (Trustee)

                     Michael G.      -0-
                     Landry                      N/A           N/A
          -0-
                      (Trustee and
                     President)

                     Joseph G.       888         N/A           N/A
          888
                     Rosenthal
                      (Trustee)
                     J. Brendan      888         N/A           N/A
          888
                     Swan
                      (Trustee)












                     Keith J.        -0-         N/A           N/A
          -0-
                     Carlson
                      (Vice
                     President)
                     C. William
                     Ferris          -0-         N/A           N/A
          -0-
                      (Secretary/
                     Treasurer)

















                                  INVESTMENT ADVISORY AND OTHER SERVICES

                    BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

                         Mackenzie Investment Management Inc. ("MIMI") provides
                    business management and investment advisory services to the Funds pursuant to a Business Management and Investment
          Advisory
                    Agreement (the "Agreement"). The Agreement was approved by shareholders of Mackenzie National Municipal Fund,
          Mackenzie
                    California Municipal Fund and Mackenzie New York Municipal Fund
                    on October 24, 1990, after having first been approved on
                    September 5, 1990 by the Board of Trustees, including a majority of the Trustees who neither are "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plans described below (see "Distribution Services") or in any related agreement (the "Independent Trustees"). The Agreement was
                    approved by the Board of Trustees for Mackenzie Limited
          Term
                    Municipal Fund on May 16, 1991, and by the initial shareholder of the Fund on June 20, 1991. The continuation of the Agreement with respect to all of the Funds was last approved on August 26,
                    1995 by the Board of Trustees, including the Independent
                    Trustees. MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto,
          Ontario,
                    Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on The Toronto
          Stock
                    Exchange. MFC is registered in Ontario as a mutual fund dealer.

                         Under the Agreement, MIMI makes investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating
                    to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees. MIMI also provides an investment program, determines the securities to be purchased or sold by a Fund and places orders with brokers or dealers who deal in such securities.

                         MIMI also provides certain business management services
                    pursuant to the Agreement. MIMI is obligated to (1) coordinate with the Funds' custodian and transfer agent and monitor the services they provide to the Funds; (2) coordinate with and monitor any other third parties furnishing services to the Funds;
                    (3) provide the Funds with any necessary office space, telephones and other communications facilities; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Funds or by MIMI acting in some other capacity pursuant to a separate agreement or arrangement with the Funds;
                    (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by
                    applicable Federal or state law; (6) authorize and permit MIMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities;












                    and (7) take such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory
                    agencies.

                         For MIMI's services under the Agreement, each Fund pays MIMI a monthly fee at an annual rate of 0.55% of the Fund's average daily net assets. For the fiscal years ended June 30, 1995, 1994 and 1993, MIMI received fees of $761,172, $727,421 and $326,357, respectively, from Mackenzie Limited Term Municipal
          Fund;
                    $187,610, $223,155 and $219,909, respectively, from
          Mackenzie












                    National Municipal Fund; $221,717 $253,535 and
          $254,934,
                    respectively, from Mackenzie California Municipal Fund;
          and
                    $235,164, $243,239 and $326,357, respectively, from
          Mackenzie New
                    York Municipal Fund.

                         The Trust pays the following expenses under the
          Agreement:
                    (1) the fees and expenses of the Trust's Independent
          Trustees;
                    (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with MIMI; (3) interest
                    expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8)
          insurance
                    premiums; (9) fees and expenses of the Trust's
          Custodian and
                    Transfer Agent and any related services; (10) expenses of
                    obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of
                    membership in industry organizations.

                         MIMI voluntarily limits the total Fund expenses (excluding interest, 12b-1 fees, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses)
                    to an annual rate of (i) 0.64% of the average daily net assets of













                    Mackenzie Limited Term Municipal Fund, and (ii) 0.85% of the
                    average daily net assets of Mackenzie National
          Municipal Fund,
                    Mackenzie California Municipal Fund and Mackenzie New
          York
                    Municipal Fund. As long as a Fund's expense limitation continues, it may lower the Fund's expenses and increase its
                    yield. A Fund's expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its yield may be reduced, depending on the total assets of the
                    Fund. Shareholders of Mackenzie Limited Term Municipal Fund and
                    Mackenzie National Municipal Fund will receive 30 days' notice of any termination of the Fund's expense limitation. If a Fund's expense limitation is terminated, MIMI will comply with any applicable state












                    regulations, which may require MIMI to make reimbursements to a
                    Fund in the event that the Fund's aggregate operating expenses, including the management and advisory fee and shareholder and administrative services fee, but generally excluding interest, taxes, brokerage commissions and extraordinary expense, are in excess of specific applicable limitations. At the present time, the most restrictive state expense limitation provision limits a
                    Fund's annual expenses (excluding interest, taxes, distribution expenses, brokerage commissions and extraordinary expenses, and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of its average
                    daily net assets, 2.0% of the next $70 million and 1.5% of its average daily net assets over $100 million. For the fiscal year ended June 30, 1995, voluntary expense reimbursements for
                    Mackenzie Limited Term Municipal Fund, Mackenzie
          National
                    Municipal Fund, Mackenzie California Municipal Fund and Mackenzie
                    New York Municipal Fund and were $394,699, $68,780, $47,540 and
                    $61,090, respectively.

                         The Agreement will continue in effect with respect to each
                    Fund for more than its initial two-year period only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees, and
          (ii)
                    either (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or (b) by the vote of a majority of the entire Board of Trustees. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to a Fund's shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the Fund's outstanding voting securities.
                    See "Capitalization and Voting Rights." The Agreement may be
                    terminated with respect to a Fund at any time, without payment of any penalty, by the vote of a majority of the Board of Trustees, or by the vote of a majority of the Fund's outstanding voting securities, on 60 days' written notice to MIMI, or by MIMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment. MIMI and MFC reserve all rights in the name "Mackenzie" and permit the use of the name "Mackenzie" or any name derived from the name "Mackenzie" by a Fund and the Trust only so long as the
          Agreement
                    or any extension, renewal or amendment thereof remains in effect.

                    DISTRIBUTION SERVICES

                         Mackenzie Ivy Funds Distribution, Inc. ("MIFDI"), a wholly owned subsidiary of MIMI, serves as the exclusive distributor of the Class A and Class B shares of the Funds pursuant to an
                    Amended and Restated Distribution Agreement with the Trust dated
                    April 1, 1994 (the "Distribution
          Agreement").1[Effective
                    October 1, 1993, MIFDI succeeded to and is continuing
          MIMI's
                    broker-dealer activities. The provisions of the Funds' previous
                    Distribution Agreements with MIMI remain unchanged by the
                    succession.] The Distribution Agreement does not obligate MIFDI to sell any specific amount of Fund shares.  The
          Distribution












                    Agreement will continue in effect for successive one-year
                    periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent
                    Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board of Trustees or a majority of the outstanding voting securities of a Fund.












                    The Distribution Agreement may be terminated with respect to a
                    Fund at any time, without payment of any penalty, by MIFDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to MIFDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

                         Under the terms of the Distribution Agreement, MIFDI is
                    entitled to deduct a contingent deferred sales charge on the redemption of Class B shares of the Funds in the manner set forth in the Prospectus. MIFDI may reallow all or a portion of the contingent deferred sales charge to dealers as MIFDI may
                    determine from time to time. During the fiscal year ended June
                    30, 1995, MIFDI received $8,876, $6,798,  $4,231 and
          $583 in
                    contingent deferred sales charges on redemptions of Class B shares of Mackenzie Limited Term Municipal Fund,
          Mackenzie
                    National Municipal Fund, Mackenzie California Municipal Fund and
                    Mackenzie New York Municipal Fund, respectively.
          During the
                    period from April 1, 1994 (commencement of sales of Class B shares) to June 30, 1994, MIFDI received no contingent deferred sales charges on redemptions of Class B shares of Mackenzie
                    Limited Term Municipal Fund, Mackenzie National
          Municipal Fund
                    and Mackenzie California Municipal Fund. During the same period,
                    MIFDI received $485 in contingent deferred sales charges on redemptions of Mackenzie New York Municipal Fund.

                         MIFDI is also entitled under the Distribution Agreement to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in the Funds' then-current Prospectus, and the net asset value on which such price is based. Out of such commission,
                    MIFDI may allow to dealers such concession as MIFDI may determine from time to time. During the last three fiscal years, the sales commissions paid by each of the Funds to MIFDI pursuant to the
                    Distribution Agreement for sales of Class A shares, and the amounts reallowed to dealers, were as follows:

                         MACKENZIE LIMITED TERM MUNICIPAL FUND.  During the
          fiscal
                    year ended June 30, 1995 and the nine months ended June 30, 1994,
                    MIFDI received $155,685 and $816,793, respectively, in commissions from sales of Class A shares of the Fund, of which
                    $33,813 and $193,175, respectively, was retained after dealers'
                    reallowances.  During the three months ended September
          30, 1993
                    and the fiscal year ended June 30, 1993, MIMI received $382,984 and $999,591, respectively, in commissions from sales of Class A shares of the Fund, of which $86,956 and $276,486, respectively, was retained after dealers' reallowances. Zweig Securities Corp.












                    previously served as the principal distributor of the shares of
                    Zweig Limited Term Portfolio, the predecessor to
          Mackenzie
                    Limited Term Municipal Fund. For the six-month period ended













                    June 30, 1991, Zweig Securities Corp. received from sales of shares of Zweig Limited Term Portfolio $413 in sales commissions, of which $80 was retained after dealers' reallowances.
          For the
                    fiscal year ended December 31, 1990, Zweig Securities
          Corp.
                    received from sales of shares of Zweig Limited Term
          Portfolio
                    $800 of which $543 was retained after dealers' reallowances. For the period from April 1, 1994 (commencement) to June
          30, 1994,
                    MIFDI received commissions of $55,101 from sales of Class A shares of Mackenzie Limited Term Municipal Fund, of which $6,924 was retained after dealers' reallowances.

                         MACKENZIE NATIONAL MUNICIPAL FUND. During the fiscal year
                    ended June 30, 1995 and the nine months ended June 30, 1994,
                    MIFDI received $52,035 and $79,937, respectively, in commissions from sales of Class A shares 2[Shares of the Funds outstanding as of March 31, 1994 were designated Class A shares.  The
          Funds
                    commenced selling Class B shares on April 1, 1994.] of the Fund, of which $11,118 and $15,708, respectively, was retained after dealers' reallowances.  During the three months ended
          September
                    30, 1993 and the fiscal year ended June 30, 1993, MIMI received
                    $34,716 and $310,199, respectively, in commissions from sales of
                    Class A shares of the Fund, of which $5,694 and $75,368,
                    respectively, was retained after dealers' reallowances.

                         MACKENZIE CALIFORNIA MUNICIPAL FUND. During the fiscal year ended June 30, 1995 and the nine months ended June 30, 1994,
                    MIFDI received $49,841 and $66,168, respectively, in commissions from sales of Class A shares of the Fund, of which $10,201 and
                    $7,932, respectively, was retained after dealers' reallowances.












                    During the three months ended September 30, 1993 and the fiscal year ended June 30, 1993, MIMI received $38,820 and
          $224,963,
                    respectively, in commissions from sales of Class A shares of the
                    Fund, of which $13,267 and $51,373, respectively, was retained after dealers' reallowances.

                         MACKENZIE NEW YORK MUNICIPAL FUND. During the fiscal year
                    ended June 30, 1995 and the nine months ended June 30, 1994,
                    MIFDI received $65,484 and $164,893, respectively, in commissions from sales of Class A shares of the Fund, of which $13,595 and
                    $33,248, respectively, was retained after dealers' reallowances.
                    During the three months ended September 30, 1993 and the fiscal year ended June 30, 1993, MIMI received $85,283 and
          $313,702,
                    respectively, in commissions from sales of Class A shares of the
                    Fund, of which $16,359 and $69,720, respectively, was retained after dealers' reallowances.

                         RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule
                    18f-3 under the 1940 Act, which permits a registered open-end investment company whose shares are registered on Form
          N-1A to
                    issue multiple classes of shares in accordance with a written plan approved by the investment company's board of












                    directors/trustees and filed with the SEC. At a meeting held on













                    December 1-2, 1995, the Board of Trustees of the Trust adopted a multi-class plan (the "Rule 18f-3 plan") on behalf of each Fund.
                    The key features of the Rule 18f-3 plan are as follows:
          (i)
                    shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting,
                    dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class;
                    (ii) subject to certain limitations described in each Fund's
                    Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Ivy or
                    Mackenzie fund; and (iii) each Fund's Class B shares will
                    convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

                         RULE 12b-1 DISTRIBUTION PLANS. As described in the
                    Prospectus, each Fund has adopted pursuant to Rule
          12b-1 under
                    the 1940 Act separate distribution plans pertaining to its
                    Class A and Class B shares (the "Class A Plan" and the "Class B
                    Plan," collectively, the "Plans"). In adopting each Plan, a majority of the Independent Trustees have concluded in conformity with the requirements of the 1940 Act that there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders. The Trustees of the Trust believe that the Plans













                    should result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares in the absence of a Plan or under an alternative distribution arrangement.

                         Under each Fund's Class A and Class B Plan, each Fund pays
                    MIFDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A shares or Class B shares, as the case may be. The services for which service fees may be paid include, among other services, advising clients or customers regarding the purchase, sale or retention of shares of a Fund, answering routine inquiries concerning a Fund and assisting shareholders in changing options or enrolling in specific plans.
          Pursuant to
                    each Fund's Plans, service fee payments made out of or charged against the assets attributable to that Fund's Class A or Class B shares must be in reimbursement for services rendered for or on behalf of that class of the Fund. The expenses not reimbursed in any one given month may be reimbursed in a subsequent month. No
                    Class A Plan provides for the payment of interest or carrying charges as distribution expenses.

                         Each Fund also pays MIFDI a distribution fee based on the
                    average daily net assets attributable to its Class B shares, accrued daily and paid monthly at the following annual rates:























                    0.50%, for Mackenzie Limited Term Municipal Fund; and 0.75%, for
                    Mackenzie National Municipal Fund, Mackenzie California Municipal
                    Fund and Mackenzie New York Municipal Fund. MIFDI may reallow all or a portion of the service and distribution fees to dealers as MIMI may determine from time to time. The distribution fee compensates MIFDI for expenses incurred in connection with activities primarily intended to result in the sale of Class B shares of a Fund, including the printing of prospectuses for persons other than shareholders and the preparation, printing and distribution of sales literature and advertising materials.
                    Pursuant to each Fund's Class B Plan, MIFDI may include interest, carrying or other finance charges in its calculation of Class B distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC. The SEC order permitting the imposition of a contingent deferred sales charge on Class B shares does not currently permit MIFDI to recover such charges.

                         Among other things, each Plan provides that (1) MIFDI will submit to the Board of Trustees of the Trust at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Trust's Board of Trustees, including the













                    Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class;
                    and (4) while the Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the
                    1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

                         MIFDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid to MIMI by the Funds.
          MIFDI
                    also may make payments (such as the service fee payments
                    described above) to unaffiliated broker-dealers for services rendered in the distribution of the Funds' shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker, if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by
                    MIFDI.

                         Each Plan may be amended at any time with respect to the
                    class of shares of a Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated with respect to the class of shares of a Fund to which the Plan relates at any time,























                    without payment of any penalty, by vote of a majority of the
                    Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

                    RULE 12B-1 PAYMENTS BY THE FUNDS FOR
          DISTRIBUTION-RELATED
                    SERVICES:

                         MACKENZIE LIMITED TERM MUNICIPAL FUND. During the fiscal
                    year ended June 30, 1993 and the period from July 1, 1993 to
                    September 30, 1993, the Fund paid MIMI $148,344 and
          $65,146,
                    respectively, pursuant to the Class A Plan. During the period from October 1, 1993 to June 30, 1994 and the fiscal year ended
                    June 30, 1995, the Fund paid MIFDI $265,119 and
          $340,929,
                    respectively, pursuant to the Class A plan. For the period from
                    April 1, 1994 (the date on which Class B shares of the Fund were first offered for sale to the public) to June 30, 1994 and the fiscal year ended June 30, 1995,the Fund paid MIFDI
          $1,115 and
                    $15,139, respectively, pursuant to the Class B Plan.

                         MACKENZIE NATIONAL MUNICIPAL FUND. During the fiscal year
                    ended June 30, 1993 and the period from July 1, 1993 to September
                    30, 1993, the Fund paid MIMI $99,959 and $26,593,
          respectively,
                    pursuant to the Class A Plan. During the period from October 1,
                    1993 to June 30, 1994 and the fiscal year ended June
          30, 1995,
                    the Fund paid MIFDI $74,712 and $83,272, respectively, pursuant to the Class A plan. For the period from April 1, 1994 (the date on which Class B shares of the Fund were first offered for sale to the public) to June 30, 1994 and the fiscal year ended June
                    30, 1995,the Fund paid MIFDI $771 and $8,042, respectively, pursuant to the Class B Plan.  For

                         MACKENZIE CALIFORNIA MUNICIPAL FUND. During the fiscal year ended June 30, 1993 and the period from July 1, 1993 to September
                    30, 1993, the Fund paid MIMI $115,879 and $30,288,
          respectively,
                    pursuant to the Class A Plan. During the period from October 1,
                    1993 to June 30, 1994 and the fiscal year ended June
          30, 1995,
                    the Fund paid MIFDI $84,893 and $100,518, respectively, pursuant to the Class A plan. For the period from April 1, 1994 (the date on which Class B shares of the Fund were first offered for sale to the public) to June 30, 1994 and the fiscal year ended June
                    30, 1995,the Fund paid MIFDI $168 and $5,868, respectively, pursuant to the Class B Plan.

                         MACKENZIE NEW YORK MUNICIPAL FUND. During the fiscal year
                    ended June 30, 1993 and the period from July 1, 1993 to September
                    30, 1993, the Fund paid MIMI $94,840 and $27,182,
          respectively,
                    pursuant to the Class A Plan. During the period from October 1,
                    1993 to June 30, 1994 and the fiscal year ended June
          30, 1995,
                    the Fund paid MIFDI $83,038 and $103,901, respectively, pursuant to the Class A plan. For the period from April 1, 1994 (the date on which Class B shares of the Fund were first offered for sale to the public) to June 30, 1994 and the fiscal year ended June
                    30, 1995,the Fund paid MIFDI $1,374 and $11,975,
          respectively,
                    pursuant to the Class B Plan.























                    DISTRIBUTION-RELATED EXPENSES BORNE BY MIFDI:

                         MACKENZIE LIMITED TERM MUNICIPAL FUND:  During the
          fiscal
                    year ended June 30, 1995, MIFDI expended the following amounts in marketing Class A and Class B shares of the Fund:
          advertising,
                    $16,037 and $350, respectively; printing and mailing of prospectuses to persons other than current shareholders, $52,312
                    and $1,143, respectively; compensation to dealers,
          $38,036 and
                    $2,142, respectively; compensation to sales personnel, $199,157 and $4,351, respectively; seminars and meetings, $24,509 and
                    $536, respectively; travel and entertainment, $55,932 and $1,222, respectively; general and administrative, $89,615 and $1,958, respectively; telephone, $6,830 and $149, respectively;
          and
                    occupancy and equipment rental, $17,050 and $373, respectively.

                         MACKENZIE NATIONAL MUNICIPAL FUND: During the fiscal year
                    ended June 30, 1995, MIFDI expended the following amounts in marketing Class A and Class B shares of the Fund:
          advertising,
                    $4,065 and $110, respectively; printing and mailing of prospectuses to persons other than current shareholders, $6,686
                    and $181, respectively; compensation to dealers, $25,662 and
                    $694, respectively; compensation to sales personnel, $49,838 and
                    $1,347, respectively; seminars and meetings, $6,416 and $173, respectively; travel and entertainment, $13,986 and $378,













                    respectively; general and administrative, $22,436 and $607, respectively; telephone, $1,709 and $46, respectively;
          and
                    occupancy and equipment rental, $4,265 and $115, respectively.

                         MACKENZIE CALIFORNIA MUNICIPAL FUND: During the fiscal year ended June 30, 1995, MIFDI expended the following amounts in marketing Class A and Class B shares of the Fund:
          advertising,
                    $4,917 and $125, respectively; printing and mailing of prospectuses to persons other than current shareholders, $6,286
                    and $160, respectively; compensation to dealers, $30,413 and
                    $774, respectively; compensation to sales personnel, $58,502 and
                    $1,489, respectively; seminars and meetings, $7,603 and $194, respectively; travel and entertainment, $16,384 and $417,
                    respectively; general and administrative, $26,364 and $671, respectively; telephone, $2,005 and $51, respectively;
          and
                    occupancy and equipment rental, $4,999 and $127, respectively.

                         MACKENZIE NEW YORK MUNICIPAL FUND:  During the
          fiscal year
                    ended June 30, 1995, MIFDI expended the following
          amounts in
                    marketing Class A and Class B shares of the Fund:
          advertising,
                    $5,163 and $184, respectively; printing and mailing of prospectuses to persons other than current shareholders, $7,998
                    and $284, respectively; compensation to dealers,
          $32,679 and
                    $1,162, respectively; compensation to sales personnel,
          $61,432
                    and $2,185, respectively; seminars and meetings, $8,170 and $291, respectively; travel and entertainment, $17,193 and $611,
                    respectively; general and administrative, $27,648 and $983, respectively; telephone, $2,107 and $75, respectively;
          and
                    occupancy and equipment rental, $5,248 and $187, respectively.
























                    CUSTODIAN

                         Brown Brothers Harriman & Co., a private bank and member of the principal securities exchanges, located at 40 Water Street,
                    Boston, Massachusetts 02109 (the "Custodian"), has been retained to act as Custodian of the Trust's investments. Its primary responsibility is to maintain custody of the cash and securities in each Fund's portfolio. Brown Brothers may receive, as partial payment for its services, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.  The First National Bank of Boston, One
          Financial
                    Center, Boston, Massachusetts 02111, served as the
          Trust's
                    custodian until May 31, 1993.

                    FUND ACCOUNTING

                         Pursuant to a Fund Accounting Services Agreement dated
                    July 1, 1991 (effective July 16, 1991), MIMI provides certain accounting and pricing services for the Funds. As compensation for such services, each Fund pays MIMI a monthly fee plus out-of-
                    pocket expenses as incurred. The monthly fee is based on the net assets of the Fund at the preceding month end at the following rates: $1,000 when the net assets are less than $20 million;
                    $1,500 when the net assets are $20 to $75 million;
          $4,000 when












                    the net assets are $75 to $100 million; and $6,000 when the net assets are over $100 million. For the fiscal years ended June
                    30, 1995, 1994 and 1993, the Funds paid the following amounts to
                    MIMI pursuant to the agreement: Mackenzie Limited Term Municipal
                    Fund, $104,676, $93,126  and $39,372, respectively;
          Mackenzie
                    National Municipal Fund, $27,467, $26,935 and $32,564, respectively; Mackenzie California Municipal Fund,
          $24,790,
                    $24,062 and $28,372, respectively; and Mackenzie New
          York
                    Municipal Fund, $29,126, $27,625 and $31,389,
          respectively.

                    TRANSFER AND DIVIDEND PAYING AGENT

                         Mackenzie Ivy Investor Services Corp. ("MIISC," or the
                    "Transfer Agent") acts as the Trust's transfer agent and dividend paying agent pursuant to a Transfer Agency and Shareholder
                    Services Agreement. For transfer agency and shareholder
                    services, each Fund pays MIISC an annual fee of $20.75 per open account and $4.36 for each account that is closed. In addition, each Fund reimburses MIISC monthly for out-of-pocket expenses.

                    ADMINISTRATOR

                         MIMI provides various administrative services to the Trust pursuant to an Administrative Services Agreement.

                    AUDITORS

                         Coopers & Lybrand L.L.P., independent certified public
                    accountants, 200 East Las Olas Boulevard, Suite 1700,
          Ft.
                    Lauderdale, Florida 33301, has been selected as auditors for the























                    Trust. The audit services performed by Coopers & Lybrand L.L.P.
                    include audits of the annual financial statements of each of the funds of the Trust. Other services provided primarily relate to filings with the SEC and the review of the Trust's tax returns.

                                     CAPITALIZATION AND VOTING RIGHTS

                         The capitalization of the Trust consists of an unlimited
                    number of shares of beneficial interest with a par value of
                    $0.001 per share. When issued, shares of each class of a Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of a Fund has preemptive rights
                    or subscription rights.

                         The Declaration of Trust permits the Trustees to create
                    separate series or portfolios and to divide any series or
                    portfolio into one or more classes. The Trustees have authorized five series, each of which represents a fund. The Trustees have further authorized the issuance of Classes A and B shares for the
                    Funds.

                         Shareholders have the right to vote for the election of
                    Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the
                    Trust's By-Laws. Shares of each class of a Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. All classes of shares of a Fund will vote together, except with respect to the distribution plan applicable to its Class A or Class B shares or when a class vote is required by the 1940 Act. On matters
                    relating to all of the Funds, but affecting each Fund differently, separate votes by the shareholders of each
          Fund are
                    required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Fund. If the Trustees determine that a matter does not affect the
                    interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the
                    Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all of the Funds and Mackenzie
          Florida
                    Limited Term Municipal Fund.

                         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust)
                    present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).
                    With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting
                    securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting
                    securities of the Trust. The Trust's shares do not have
                    cumulative voting rights and accordingly the holders of more than
                    50% of the outstanding shares could elect the entire
          Board of
                    Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

                         Under Massachusetts law, the Trust's shareholders could,
                    under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated
                    Declaration of Trust disclaims liability of the shareholders,
                    Trustees or officers of the Trust for acts or obligations of the
                    Trust, which are binding only on the assets and property of the
                    Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust
                    provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.

                    PRINCIPAL HOLDERS OF SECURITIES:

                         MACKENZIE LIMITED TERM MUNICIPAL FUND. To the knowledge of the Trust, as of September 29, 1995, no shareholder
          owned
                    beneficially or of record 5% or more of the Fund's
          outstanding
                    shares, except that of the outstanding Class A shares
          of the
                    Fund, JJ Investments, 1200 Gulf Life Drive,
          Jacksonville, Florida
                    32207, owned of record 779,644.581 shares (7.79%); and
          except
                    that of the outstanding Class B shares of the Fund, E.
          and B.
                    Perry, 1744 Pebble Creek Drive, Prattville, Alabama, 36066, owned of record 23,099.261 shares (10.61%), Y. Acinapura, 330
          Cherry
                    Lane, Haverton, Pennsylvania 19083 owned of record
          20,255.940
                    shares (9.30%), Smith Barney Shearson, 388 Greenwich Street, New
                    York, New York 10013 owned of record 16,085.740 shares (7.39%).

                         MACKENZIE NATIONAL MUNICIPAL FUND.  To the
          knowledge of the
                    Trust, as of September 29, 1995, no shareholder owned beneficially or of record 5% or more of the Fund's outstanding
                    shares, except that of the outstanding Class B shares
          of the
                    Fund, B. Van Der Zee, 907 Maple Branch, Pearland, Texas
          77584,
                    owned of record 32,108.408 shares (38.52%); R. Swartz,
          1161
                    Cayuga Drive, Grand Blanc, Michigan 48439, owned of
          record
                    14,432.507 shares (17.31%); the Armstrong Family Trust,
          233
                    Prospect Street, La Jolla, California 92037, owned of record
                    7,476.459 shares (8.96%); Prudential Securities (custodian), 4503
                    Homeland Blvd., Erie, Pennsylvania 16509, owned of record
                    5,193.000 shares (6.23%) for the benefit of A. and B.
          Baumann;























                    and J. M. Harrison, 3422 Southern Cay Drive, Jupiter,
          Florida
                    33477, owned of record 5,184.071 shares (6.21%) and G.
          and V.
                    Ellis, Pleasant Valley Road, Alfred Station, New York,
          14803,
                    owned of record 5,149.331 shares (6.17%).  B. Van Der
          Zee, 907
                    Maple Branch, Pearland, Texas 77584, may be deemed to hold a controlling interest, as defined in the 1940 Act, in Class B of the Fund. Accordingly, as long as B. Van Der Zee holds such an interest, he or she may have the ability to influence a vote on any matter that is submitted for approval only to Class
          B
                    shareholders of the Fund.

                         MACKENZIE CALIFORNIA MUNICIPAL FUND. To the knowledge of
                    the Trust, as of September 29, 1995, no shareholder owned
                    beneficially or of record more than 5% of the Fund's outstanding shares, except that of the outstanding Class B shares of the
                    Fund, Painwebber (custodian), 353 Euclid Avenue,
          Oakland,
                    California  94610, owned of record 14,109.083 shares
          (12.93%);
                    Ross-George Enterprises, 9 Coralwind Avenue, Laguna
          Hills,
                    California  92653, owned of record 10,949.200 shares
          (10.03%);
                    the Feldman Family Trust, 9 Coralwind Avenue, Laguna
          Hills,
                    California 92653, owned of record 10,844.081 shares (9.94%); the
                    E.K. Finnigan Trust, 1512 Granite Hills Drive, El
          Cajon,
                    California 92019, owned of record 10,011.385 shares (9.17%); the













                    Bell Trust, 27031 Vista Pointe, San Juan Capistrano, California
                    92675, owned of record 7,031.799 shares (6.44%); and
          the R. and
                    D. Kishi Revocable Trust, 1301 West 184th Street,
          Gardena,
                    California  90248, owned of record 5,788.415 shares
          (5.30%).

                         MACKENZIE NEW YORK MUNICIPAL FUND. To the knowledge of the
                    Trust, as of September 29, 1995, no shareholder owned beneficially or of record 5% or more of the Fund's outstanding
                    shares, except that of the outstanding Class A shares of the
                    Fund, John Hancock Clearing Corp., One World Financial
          Center,
                    200 Liberty Street - Tower A, New York, New York 10281, owned of record 327,710.295 shares (8.08%); and except that of the
                    outstanding Class B shares of the Fund, S. Madigan, 455 Village
                    Lane, Orient, New York 11957, owned of record 48,836.499 shares
                    (31.17%); H. Mendelson, 146-01 45th Avenue, Flushing,
          New York
                    11355, owned of record 22,576.802 shares (14.41%); The
          Pabst
                    Trust, 711 Hanover Street, Liverpool, New York 13088, owned of record 10,905.219 shares (6.96%); and R. and R. Signorello, 3239
                    Far Reach Drive, Baldwinsville, New York 13027, owned of record
                    8,479.069 shares (5.41%).  S. Madigan, 455 Village
          Lane, Orient,
                    New York 11957, may be deemed to hold a controlling interest, as defined in the 1940 Act, in Class B of the Fund.
          Accordingly,
                    as long as S. Madigan holds such an interest, he or she may have the ability to influence a vote on any matter that is submitted for approval only to Class B shareholders Fund.

                                             NET ASSET VALUE

                         The market price of a Fund share is its net asset value.
                    The net asset value per share is calculated separately for each












                    Fund, and is computed by dividing the value of the assets of the












                    Fund, less its liabilities, by the number of shares of the Fund outstanding. A Fund's liabilities are allocated between its
                    Classes. The total of such liabilities allocated to a Class plus that Class' distribution fee and any other expenses specially allocated to that Class are then deducted from the proportionate interest of the Class in the Fund's assets, and the resulting amount for each Class is divided by the number of shares of that
                    Class outstanding to produce the net asset value per share.

                         Portfolio securities are valued and net asset value per
                    share is determined as of the close of regular trading on the New
                    York Stock Exchange (the "Exchange") (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading.
          The Trust's
                    offices will be closed, and net asset value will not be calculated on the following national business holidays:
          New
                    Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving
          Day and
                    Christmas Day. On any day on which either or both of the Funds'
                    Custodian or the Exchange close early as a result of such day being a partial holiday or otherwise, the Funds reserve the right to advance the time on that day by which purchase and redemption requests must be received.












                         Municipal securities held by the Funds are valued through a pricing service and/or in accordance with procedures approved by the Board of Trustees. Valuations furnished by a pricing service are based on a computerized matrix system and/or appraisals based in each case upon information concerning market transactions and quotations from recognized municipal securities dealers. In valuing the Funds' municipal securities, the pricing service considers factors such as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market
                    conditions. The Trust's officers, under the general supervision of the Board of Trustees, will regularly review procedures used and valuations provided by the pricing service.

                         Taxable securities held by a Fund for which market
                    quotations are readily available will be valued at market value, which is the last reported sale price or, at the mean between the latest available bid and asked prices. The Board of Trustees has determined that securities having 60 days or less remaining to maturity will be valued at their amortized cost, which approximates market value when such amortized cost is believed to
                    reflect the fair market value of such securities.

                         The sale of a Fund's shares will be suspended during any
                    period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC, and may be suspended by the Board of Trustees whenever in its judgment it is in the best interest of the Fund to do so.


























                                            PORTFOLIO TURNOVER

                         A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.
                    The annual portfolio turnover rates for the Funds are provided in the Prospectus.

                                               REDEMPTIONS

                         Shares of a Fund are redeemed at their net asset value next determined after a redemption request in proper form has been received by MIISC, less any applicable contingent deferred sales charge.

                         Unless a shareholder requests that the proceeds of any
                    redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption, to the extent permitted by Federal securities laws, (i) for any period during which the New York
                    Stock Exchange is closed (other than customary weekend and holiday closing) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of
                    securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (iii) for such other periods as the
                    SEC may by order permit for the protection of shareholders of a
                    Fund.

                         Under unusual circumstances, when the Board of Trustees
                    deems it in the best interest of a Fund's shareholders, that Fund may make payment for shares repurchased or redeemed, in whole or in part, in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than
                    $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). If payment is made in the form of Fund securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.
























                         Subject to state law restrictions, the Trust may redeem
                    those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in a Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable.
                    The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations.
                    The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such
                    additional sum as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and
                    transmit the redemption in value thereof to the shareholder.
                    However, those shareholders who are investing pursuant to the
                    Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six months' notice by the
          Trust before
                    such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences would have to "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

                         If a shareholder has given authorization for telephonic
                    redemption privilege, shares can be redeemed and proceeds sent by
                    Federal wire to a single previously designated bank account.
                    Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions.  The
          Trust
                    reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank.
          The
                    shareholder is responsible for any charges by the shareholder's bank.

                         The Funds employ reasonable procedures that require personal identification prior to acting on redemption or exchange
                    instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a
                    Fund may be liable for any losses due to unauthorized or
                    fraudulent telephone instructions.

                                       CONVERSION OF CLASS B SHARES

                         As described in the Prospectus, Class B shares of a Fund
                    will convert automatically to Class A shares of that Fund, based on the relative net asset values per share of the two Classes, as of the close of business on the first business day after the last day of the calendar quarter in which the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs.























                    For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (i) the date on which such Class B shares were issued, or
                    (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to
                    Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                                 TAXATION

                         The following is a general discussion of certain tax rules thought to be applicable with respect to the Funds. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in any Fund.

                    GENERAL

                         Each Fund intends to continue to qualify and elect to be
                    treated as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to
                    securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income
                    (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets (namely (i) stock or securities, (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies
                    (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)) held less than three months
                    (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated













                    investment companies, and other securities, with such other securities of any one issuer limited for purposes of this
                    calculation to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
                    (ii) not more than 25% of the value of its total assets is invested in securities of any other issuer (other than U.S.
                    Government securities and the securities of other regulated investment companies).

                         As a regulated investment company, a Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-
                    term capital losses) and net capital gains (net long-term capital gains in excess of net short-term capital losses) that it
                    distributes to shareholders, if at least 90% of both its
                    investment company taxable income and its net tax-exempt interest income for the taxable year is distributed. Each Fund intends to distribute such income.

                         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid that tax, each Fund must distribute during each calendar year an amount equal to (1) at least 98% of its ordinary income
                    (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record at some date in such a month and paid by
                    the Fund during January of the following calendar year.
          Such
                    distributions will be taken into account by shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

                         Certain of the Funds may enter into put
          transactions with
                    respect to municipal obligations they hold. The IRS has issued published and private rulings concerning the treatment of such put transactions for Federal income tax purposes.  The
          Fund's
                    situation is distinguishable from those addressed in these rulings; thus, there can be no assurance that a Fund will be treated as the owner of the municipal obligations subject to the puts or that the interest on such obligations received by the
                    Fund will be exempt from Federal income tax. If the Fund is not treated as the owner of the municipal obligations subject to the puts, distributions of income derived from such obligations would be taxed as ordinary income.












                    DISCOUNT













                         Certain of the bonds purchased by a Fund may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for Federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount is treated for Federal income tax purposes as income earned by a Fund, although no cash is actually received by a Fund, and therefore is subject to the distribution requirements of the Code. The amount of income earned by a Fund generally is determined on the basis of a constant yield to maturity that takes into account the semi-
                    annual compounding of accrued interest.

                         In addition, some of the bonds may be purchased by a Fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market
                    discount for Federal income tax purposes. The gain realized on the disposition of any bond, including a tax-exempt bond, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such bond
                    (unless a Fund elects for all its debt securities acquired after the first day of the first taxable year to which the election applies having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's
                    maturity.

                    DISTRIBUTIONS

                         Each Fund intends to qualify to pay
          "exempt-interest
                    dividends" to its shareholders but there is no guarantee that any particular Fund will so qualify. A Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of state and municipal securities on which interest payments are exempt from Federal income tax and such interest payments when distributed are designated as exempt-interest dividends by the Fund.
          Exempt-
                    interest dividends are excludable from a shareholder's gross income for Federal income tax purposes.
          Exempt-interest
                    dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits or certain railroad retirement benefits.
          Exempt-interest
                    dividends that are attributable to certain private activity bonds may constitute an item of tax preference for purposes of the alternative minimum tax. For corporate shareholders, exempt-
                    interest dividends may comprise all or part of an adjustment to alternative minimum taxable income, which may result in the imposition or increase in such tax. Each Fund will inform
                    shareholders annually as to the portion of the distributions from the Fund that constituted exempt-interest dividends.













                         Distributions of investment company taxable income are
                    taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Because no portion of a Fund's income is
                    expected to consist of dividends paid by U.S.
          corporations, no
                    portion of the dividends paid by a Fund is expected to be
                    eligible for the corporate dividends-received deduction.
                    Distributions of net capital gains, if any, that are designated as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held a Fund's shares, and are not eligible for the dividends received deduction. The tax treatment of distributions from a Fund is the same whether the dividends are
                    received in cash or in additional shares. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the
                    form of newly issued shares will receive a report as to the net asset value of the shares received.

                         If the net asset value of shares is reduced below a
                    shareholder's cost as a result of a distribution by a Fund, such distribution will be taxable (unless it is an exempt-interest dividend) even though it represents a return of invested capital.
                    Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution that will nevertheless be taxable to them
                    (unless it is an exempt-interest dividend).

                         Deductions for interest expense incurred to acquire or carry shares of a Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of a Fund). In addition, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, which bears the same ratio to the total of such interest as the exempt-
                    interest dividends bear to the total dividends, excluding capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

                         Opinions relating to the validity of municipal securities
                    and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Funds, MIMI, MFC and their affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities and the bases of such opinions.

                    DISPOSITION OF SHARES

                         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be
                    treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term,













                    generally depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced
                    (including through reinvestment of dividends) within a period of
                    61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-
                    term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares. Any loss realized by shareholder on the redemption, sale or exchange of shares of a
                    Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

                         In some cases, shareholders will not be permitted to take
                    sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their stock. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a Fund, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the stock of the same or another Fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of regulated investment company shares. The term "reinvestment right" means any right to acquire stock of one or more Funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.















                    BACKUP WITHHOLDING

                         Each Fund will be required to report to the IRS all
                    distributions (other than exempt-interest dividends) as well as gross proceeds from the redemption of that Fund's shares, except in the case of certain exempt shareholders. All such reportable distributions and proceeds will be subject to withholding of
                    Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number; (2) the
                    IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or
          (3) when













                    required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

                    OTHER TAXATION

                         The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S.
          citizens and
                    residents and U.S. corporations, partnerships, trusts and
                    estates). Distributions by a Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.
                    In certain states, Fund distributions that are derived from interest on obligations of that state or its municipalities or any political subdivisions thereof may be exempt from state and local taxes. Fund distributions that are derived from interest on obligations of the U.S. Government and certain of its
                    agencies, authorities and instrumentalities also may be exempt from state and local taxes in certain states.
          Shareholders
                    should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a
                    Fund. The term "substantial user" generally includes any "non-
                    exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds.












                    Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.
                    Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty).














                    SPECIAL INFORMATION RELATING TO MACKENZIE CALIFORNIA
          MUNICIPAL
                    FUND

                         Under California law, a mutual fund that qualifies as a
                    regulated investment company generally must have at least 50% of its total assets in California state and local issues or certain
                    U.S. Government obligations or a combination thereof at the end of each quarter of its taxable year in order to be eligible to pay dividends that will be exempt from California personal income tax. Generally, shareholders who are California residents will not incur California personal income tax on the amount of
                    dividends received by them from Mackenzie California
          Municipal












                    Fund that the Fund designates as California exempt-interest dividends derived from California state and local issues or certain U.S. Government obligations, whether taken in cash or reinvested in additional shares. Gain on the sale or redemption of Fund shares is subject to California personal income tax.
                    Shareholders will normally be subject to California personal income tax on dividends paid from interest income derived from taxable securities and from securities issued by states other than California and its subsidiaries and on distribution of net capital gains.

                    SPECIAL INFORMATION RELATING TO MACKENZIE NEW YORK MUNICIPAL FUND

                         Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from
                    New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New
                    York City personal income tax purposes. Gain on the sale or redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                         PERFORMANCE INFORMATION

                         Performance information for the separate classes of shares of a Fund may be compared, in reports and promotional literature,













                    to:  (i) the S&P 500 Index, Dow Jones Industrial
          Average
                    ("DJIA"), or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or other criteria; and (iii) the
                    Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.


                         In addition, the Trust may, from time to time, include
                    various measures of a Fund's performance including the current yield, the tax-equivalent yield and the average annual total return of shares of the Funds in advertisements, promotional literature or reports to shareholders or prospective investors.













                    Such materials may occasionally cite statistics to reflect a
                    Fund's volatility or risk.

                         YIELD. Quotations of yield for a specific Class of shares
                    of a Fund will be based on all investment income attributable to that Class earned during a particular 30-day (or one month)
                    period (including dividends and interest), less expenses
                    attributable to that Class accrued during the period
          ("net
                    investment income"), and will be computed by dividing the net investment income per share of that Class earned during the period by the maximum offering price per share (in the case of
                    Class A shares) or the net asset value per share (in the case of
                    Class B shares) on the last day of the period, according to the following formula:


                              YIELD     =    2[({(a-b)/cd} + 1){superscript
          6}-1]

                    Where:    a         =    dividends and interest earned
          during the
                                             period attributable to a
          specific Class
                                             of shares,

                              b         =    expenses accrued for the
          period
                                             attributable to that Class
          (net of
                                             reimbursements),

                              c         =    the average daily number of
          shares of
                                             that Class outstanding during
          the period
                                             that were entitled to receive
          dividends,
                                             and

                              d         =    the maximum offering price per
          share (in
                                             the case of Class A shares) or
          the net












                                             asset value per share (in the
          case of
                                             Class B shares) on the last
          day of the
                                             period.

                         The yield for Class A and Class B shares of the Funds for
                    the 30-day period ended June 30, 1995 were:  Mackenzie
          Limited
                    Term Municipal Fund -- 4.63% and 3.93%, respectively; Mackenzie
                    California Municipal Fund -- 4.57% and 4.17%, respectively;
                    Mackenzie National Municipal Fund -- 5.68% and 4.41%, respectively; and Mackenzie New York Municipal Fund --
          4.58% and
                    4.04%, respectively. The yield figures reflect voluntary expense reimbursements by MIMI. Without the voluntary reimbursements, the yield for Class A and Class B shares of each Fund for the same 30-day period would have been:  Mackenzie Limited
          Term
                    Municipal Fund -- 4.34% and 3.64%, respectively;
          Mackenzie
                    California Municipal Fund -- 4.45% and 4.05%, respectively;
                    Mackenzie National Municipal Fund -- 5.48% and 4.21%, respectively; and Mackenzie New York Municipal Fund --
          4.44% and
                    3.90%, respectively.

                         TAX-EQUIVALENT YIELD. Tax-equivalent yield for a specific
                    Class of shares of a Fund is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one month) period assuming semi-annual compounding of income. Tax-equivalent yield is calculated by dividing that portion of a Fund's yield
          (as
                    computed in the yield description above) that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.
                    Thus, for example, for the thirty-day period ended December 31,
                    1994, taxpayers with effective combined federal, state and/or city marginal income tax rates of 28% and 31% would have had to have earned (i) a taxable yield of 6.43 and 6.71% (or 6.03% and
                    6.29% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.63% (or 4.34% without the voluntary reimbursements) tax-free yield of Class A shares of
                    Mackenzie Limited Term Municipal Fund for that period;
          (ii) a
                    taxable yield of 7.89% and 8.23% (or 7.61% and 7.94% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 5.68% (or 5.48% without the voluntary
                    reimbursements) tax-free yield of Class A shares of Mackenzie
                    National Municipal Fund for that period; (iii) a taxable yield of
                    6.35% and 6.62% (or 6.18% and 6.45% without the
          voluntary
                    reimbursements), respectively, to receive after-tax income equal to the 4.57% (or 4.45% without the voluntary reimbursements) tax-
                    free yield of Class A shares of Mackenzie California
          Municipal
                    Fund for that period; and (iv) a taxable yield of 6.36% and 6.64%
                    (or 6.17% and 6.43% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.58% (or
                    4.44% without the voluntary reimbursements) tax-free yield of
                    Class A shares of Mackenzie New York Municipal Fund for that period. For the thirty-day period ended December 31, 1994, taxpayers with effective combined federal, state and/or city marginal income tax rates of 28% and 31% would have had to have earned (i) a taxable yield of 5.46 and 5.70% (or 5.06% and 5.28%
                    without the voluntary reimbursements), respectively, to receive after-tax income equal to the 3.93% (or 3.64% without the
                    voluntary reimbursements) tax-free yield of Class B shares of
                    Mackenzie Limited Term Municipal Fund for that period;
          (ii) a
                    taxable yield of 6.13% and 6.39% (or 5.85% and 6.10% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.41% (or 4.21% without the voluntary
                    reimbursements) tax-free yield of Class B shares of Mackenzie
                    National Municipal Fund for that period; (iii) a taxable yield of
                    5.79% and 6.04% (or 5.63% and 5.87% without the
          voluntary












                    reimbursements), respectively, to receive after-tax income equal to the 4.17% (or 4.05% without the voluntary reimbursements) tax-
                    free yield of Class B shares of Mackenzie California
          Municipal
                    Fund for that period; and (iv) a taxable yield of 5.61% and 5.86%
                    (or 5.42% and 5.65% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.04% (or
                    3.90% without the voluntary reimbursements) tax-free yield of












                    Class B shares of Mackenzie New York Municipal Fund for that period. For a more detailed explanation of tax-equivalent
                    yields, see Appendix B of this SAI.

                         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized
                    average annual total return ("Standardized Return") for a
                    specific Class of shares of a Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that Class of a Fund made on the first day of a designated period to equal the ending redeemable value
                    ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

                              P (1 + T){superscript n} = ERV

                    Where:    P    =    a hypothetical initial payment of
          $1,000 to
                                        purchase shares of a specific Class

                              T    =    the average annual total return of
          shares of
                                        that Class

                              n    =    the number of years

                              ERV  =    the ending redeemable value of a
          hypothetical
                                        $1,000 payment made at the
          beginning of the
                                        period.

                         For purposes of the above computation for a Fund, it is
                    assumed that all dividends and capital gains distributions made by a Fund are reinvested at net asset value in additional shares of the same Class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 3.00% sales charge for Mackenzie Limited Term Municipal












                    Fund, and the maximum 4.75% sales charge for Mackenzie National
                    Municipal Fund, Mackenzie California Municipal Fund and Mackenzie
                    New York Municipal Fund, is deducted from the initial
          $1,000
                    payment and, for Class B shares, the applicable contingent deferred sales charge imposed upon redemption of Class B shares held for the period is deducted. Standardized Return quotations for the Funds do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.













                         A Fund may, from time to time, include in advertisements,
                    promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

                         The following tables summarize the calculation of
                    Standardized and Non-Standardized Return for the Class
          A and













                    Class B shares of the Funds for the periods indicated.
          In
                    determining the average annual total return for a specific Class of shares of a Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.
          For any
                    account fees that vary with the size of the account of a Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund. Shares of the Funds outstanding as of
                    March 31, 1994 were designated Class A shares.


























































                    MACKENZIE LIMITED TERM MUNICIPAL FUND:


          NON-STANDARDIZED
                                     STANDARDIZED RETURN[*]
          RETURN[**]
                                    CLASS A[1]   CLASS B[2]   CLASS A[3]
          CLASS B[4]

                    One year ended
                     June 30, 1995:   2.89%        0.54%        6.07%
          5.54%

                    Inception to
                     June 30,
                     1995:[#]         4.44%        0.97%        5.26%
          4.95%
                    _________________________

                         [*] The Standardized Return figures for Class A shares
                    reflect the deduction of the maximum initial sales charge of
                    3.00%. The Standardized Return figures for Class B shares
                    reflect the deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period.

                         [**] The Non-Standardized Return figures do not reflect the deduction of any initial or contingent deferred sales charge.

                         [#]  The commencement of operations for Mackenzie
          Limited
                    Term Municipal Fund (formerly Limited Term Portfolio of the Zweig
                    Tax-Free Fund, Inc.), and the Class A shares of that Fund, was
                    April 22, 1985. From that date until August 2, 1991, the fund was managed by Zweig/Glaser Advisors. Effective August 2, 1991, the Fund is being managed (with the same investment objectives)
                    by MIMI, which date is the "inception" date for Class A shares in the above table. The inception date for Class B shares of the
                    Fund was April 1, 1994.

                         [1] The Standardized Return figures for Class A shares
                    reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended
                    June 30, 1995 and the period from inception through June 30, 1995 would have been 2.60% and 4.15%, respectively.

                         [2] The Standardized Return figures for Class B shares
                    reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended
                    June 30, 1995 and the period from inception through June 30, 1995 would have been 0.26% and 0.66%, respectively.

                         [3] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended June 30, 1995 and the period from inception through June
                    30, 1995 would have been 5.77% and 4.96%, respectively.

                         [4] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement,























                    the Non-Standardized Return for Class B shares for the one year ended June 30, 1995 and the period from inception through June
                    30, 1995 would have been 5.25% and 4.62%, respectively.


                    MACKENZIE NATIONAL MUNICIPAL FUND:


          NON-STANDARDIZED
                                     STANDARDIZED RETURN[*]
          RETURN[**]
                                    CLASS A[1]   CLASS B[2]   CLASS A[3]
          CLASS B[4]

                    One year ended
                     June 30, 1995:   2.12%        1.42%        7.21%
          6.42%

                    Five years ended
                     June 30, 1995:   6.05%        N/A          7.09%
          N/A

                    Inception[#] to
                     June 30, 1995:   6.41%        2.40%        7.14%
          5.57%

                    _________________________

                         [*] The Standardized Return figures for Class A shares
                    reflect the deduction of the maximum initial sales charge of
                    4.75%. The Standardized Return figures for Class B shares
                    reflect the deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period.

                         [**] The Non-Standardized Return figures do not reflect the deduction of any initial or contingent deferred sales charge.

                         [#]  The inception date for Mackenzie National
          Municipal
                    Fund (and the Class A shares of the Fund) was April 15, 1988; the inception date for the Class B shares of the Fund was April 1,












                    1994.

                         [1] The Standardized Return figures for Class A shares
                    reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended
                    June 30, 1995, the five years ended June 30, 1995 and the period from inception through June 30, 1995 would have been 1.92%, 5.77%
                    and 5.21%, respectively.

                         [2]  The Standardized Return figures for Class B
          shares
                    reflect expense reimbursement.  Without expense
          reimbursement,
                    the Standardized Return for Class B shares for the one year ended
                    June 30, 1995 and the period from inception through June 30, 1995
                    would have been 1.22% and 2.24%, respectively.   (Since
          the
                    inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1995.)

                         [3] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement,












                    the Non-Standardized Return for Class A shares for the one year ended June 30, 1995, the five years ended June 30, 1995 and the period from inception through June 30, 1995 would have been
                    7.00%, 6.81% and 5.93%, respectively.













                         [4] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended June 30, 1995 and the period from inception through June
                    30, 1995 would have been 6.21% and 5.40%, respectively.
           (Since
                    the inception date for Class B shares of the Fund was April 1,
                    1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1995.)

                    MACKENZIE CALIFORNIA MUNICIPAL FUND:


          NON-STANDARDIZED
                                     STANDARDIZED RETURN[*]
          RETURN[**]
                                    CLASS A[1]   CLASS B[2]   CLASS A[3]
          CLASS B[4]

                    One year ended
                     June 30, 1995:   2.01%        1.30%        7.09%
          6.30%

                    Five years ended
                     June 30, 1995:   6.08%        N/A          7.11%
          N/A

                    Inception[#] to
                     June 30, 1995:   6.81%        2.54%        7.54%
          5.72%

                    _________________________

                         [*] The Standardized Return figures for Class A shares
                    reflect the deduction of the maximum initial sales charge of
                    4.75%. The Standardized Return figures for Class B shares
                    reflect the deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period.

                         [**] The Non-Standardized Return figures do not reflect the deduction of any initial or contingent deferred sales charge.

                         [#]  The inception date for Mackenzie National
          Municipal
                    Fund (and the Class A shares of the Fund) was April 15, 1988; the inception date for the Class B shares of the Fund was April 1,
                    1994.

                         [1] The Standardized Return figures for Class A shares
                    reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended
                    June 30, 1995, the five years ended June 30, 1995 and the period from inception through June 30, 1995 would have been 1.90%, 5.95%
                    and 5.81%, respectively.














                         [2]  The Standardized Return figures for Class B
          shares
                    reflect expense reimbursement.  Without expense
          reimbursement,
                    the Standardized Return for Class B shares for the one year ended
                    June 30, 1995 and the period from inception through June 30, 1995
                    would have been 1.20% and 2.45%, respectively.   (Since
          the
                    inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1995.)

                         [3] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended June 30, 1995, the five years ended June 30, 1995 and the period from inception through June 30, 1995 would have been
                    6.99%,6.99% and 6.53%, respectively.

                         [4] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended June 30, 1995 and the period from inception through June
                    30, 1995 would have been 6.20% and 5.61%, respectively.
           (Since
                    the inception date for Class B shares of the Fund was April 1,
                    1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1995.)

                    MACKENZIE NEW YORK MUNICIPAL FUND:


          NON-STANDARDIZED
                                     STANDARDIZED RETURN[*]
          RETURN[**]
                                    CLASS A[1]   CLASS B[2]   CLASS A[3]
          CLASS B[4]

                    One year ended
                     June 30, 1995:   2.81%        2.14%        7.93%
          7.14%

                    Five years ended
                     June 30, 1995:   6.54%        N/A          7.58%
          N/A

                    Inception[#] to
                     June 30, 1995:   6.69%        2.67%        7.42%
          5.86%

                    _________________________

                         [*] The Standardized Return figures for Class A shares
                    reflect the deduction of the maximum initial sales charge of













                    4.75%. The Standardized Return figures for Class B shares
                    reflect the deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period.

                         [**] The Non-Standardized Return figures do not reflect the deduction of any initial or contingent deferred sales charge.

                         [#]  The inception date for Mackenzie National
          Municipal
                    Fund (and the Class A shares of the Fund) was April 15, 1988; the inception date for the Class B shares of the Fund was April 1,
                    1994.

                         [1] The Standardized Return figures for Class A shares
                    reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended
                    June 30, 1995, the five years ended June 30, 1995 and the period from inception through June 30, 1995 would have been 2.65%, 6.34%
                    and 5.70%, respectively.

                         [2] The Standardized Return figures for Class B shares
                    reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended
                    June 30, 1995 and the period from inception through June 30, 1995













                    would have been 2.00% and 2.54%, respectively.   (Since
          the
                    inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1995.)

                         [3] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended June 30, 1995, the five years ended June 30, 1995 and the period from inception through June 30, 1995 would have been
                    7.77%, 7.38% and 6.42%, respectively.

                         [4] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended June 30, 1995 and the period from inception through June
                    30, 1995 would have been 7.00% and 5.71%, respectively.
           (Since
                    the inception date for Class B shares of the Fund was April 1,
                    1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1995.)

                         CUMULATIVE TOTAL RETURN. Cumulative total return is the
                    cumulative rate of return on a hypothetical initial investment of
                    $1,000 in a specific Class of shares of the Fund for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in
                    Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific Class of shares of the Fund over such periods, according to the following formula (cumulative total return is then
                    expressed as a percentage):




















                              C = (ERV/P) - 1

                    Where:    C    =    cumulative total return

                              P    =    a hypothetical initial investment
          of $1,000
                                        to purchase shares of a specific
          Class

                              ERV  =    ending redeemable value:  ERV is
          the value,
                                        at the end of the applicable
          period, of a
                                        hypothetical $1,000 investment made
          at the
                                        beginning of the applicable period.

                         MACKENZIE LIMITED TERM MUNICIPAL FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1995, assuming the maximum
                    3.00% sales charge has been assessed.

                                                       SINCE
                                        ONE YEAR       INCEPTION[*]

                    Class A              2.89%          18.56%
                    Class B              0.54%          1.21%













                         The following table summarizes the calculation of Cumulative
                    Total Return for the periods indicated through June 30, 1995, assuming the maximum 3.00% sales charge has not been assessed.

                                                       SINCE
                                        ONE YEAR       INCEPTION[*]

                    Class A              6.07%          22.23%
                    Class B              5.54%          6.21%

                    ___________________________

                    [*] The inception date for Mackenzie Limited Term Municipal Fund
                         (and the Class A shares of the Fund) was April 22, 1985; the inception date for Class B shares of the Fund was April 1,
                         1994. From commencement until August 2, 1991, this fund
                         (formerly Limited Term Portfolio of the Zweig Tax-Free Fund,
                         Inc.) was managed by Zweig/Glaser Advisors.
          Effective
                         August 2, 1991, the Fund is being managed by MIMI with the same investment objectives.




































                         MACKENZIE NATIONAL MUNICIPAL FUND. The following table
                    summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1995, assuming the maximum
                    4.75% sales charge has been assessed.

                                                                      SINCE
                                        ONE YEAR       FIVE YEARS
          INCEPTION[*]

                    Class A              2.12%          34.17%
          56.16%
                    Class B              1.42%          N/A[**]
          3.01%

                         The following table summarizes the calculation of Cumulative
                    Total Return for the periods indicated through June 30, 1995, assuming the maximum 4.75% sales charge has not been assessed.

                                                                      SINCE
                                        ONE YEAR       FIVE YEARS
          INCEPTION[*]

                    Class A              7.21%          40.86%
          63.95%
                    Class B              6.42%          N/A[**]
          7.01%

                    ___________________________

                    [*]  The inception date for Mackenzie National
          Municipal Fund
                         (and the Class A shares of the Fund) was April 15, 1988; the inception date for Class B shares of the Fund was April 1,
                         1994.

                    [**] No Class B shares were outstanding for the duration of the time period indicated.















































                         MACKENZIE CALIFORNIA MUNICIPAL FUND. The following table
                    summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1995, assuming the maximum
                    4.75% sales charge has been assessed.

                                                                      SINCE
                                        ONE YEAR       FIVE YEARS
          INCEPTION[*]

                    Class A              2.01%          34.30%
          60.36%
                    Class B              1.30%          N/A[**]
          3.18%

                         The following table summarizes the calculation of Cumulative
                    Total Return for the periods indicated through June 30, 1995, assuming the maximum 4.75% sales charge has not been assessed.

                                                                      SINCE
                                        ONE YEAR       FIVE YEARS
          INCEPTION[*]












                    Class A              7.09%          41.00%
          68.35%
                    Class B              6.30%          N/A[**]
          7.18%

                    ___________________________

                    [*]  The inception date for Mackenzie California
          Municipal Fund
                         (and the Class A shares of the Fund) was April 15, 1988; the inception date for Class B shares of the Fund was April 1,
                         1994.

                    [**] No Class B shares were outstanding for the duration of the time period indicated.
















































                         MACKENZIE NEW YORK MUNICIPAL FUND. The following table
                    summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1995, assuming the maximum
                    4.75% sales charge has been assessed.

                                                                      SINCE
                                        ONE YEAR       FIVE YEARS
          INCEPTION[*]

                    Class A              2.81%          37.28%
          59.05%
                    Class B              2.14%          N/A[**]
          3.35%

                         The following table summarizes the calculation of Cumulative
                    Total Return for the periods indicated through June 30, 1995, assuming the maximum 4.75% sales charge has not been assessed.

                                                                      SINCE
                                        ONE YEAR       FIVE YEARS
          INCEPTION[*]

                    Class A              7.93%          44.13%
          66.99%
                    Class B              7.14%          N/A[**]
          7.35%

                    ___________________________

                    [*]  The inception date for Mackenzie New York
          Municipal Fund
                         (and the Class A shares of the Fund) was April 15, 1988; the inception date for Class B shares of the Fund was April 1,
                         1994.

                    [**] No Class B shares were outstanding for the duration of the time period indicated.


                         OTHER QUOTATIONS, COMPARISONS AND GENERAL
          INFORMATION.  The
                    foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482.
          Communications not












                    subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

                         Performance quotations for a Fund will vary from time to
                    time depending on market conditions, the composition of the
                    Fund's portfolio and operating expenses of the Fund.
          These
                    factors and possible differences in the methods used in calculating performance quotations should be considered when
                    comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of a Fund's shares and the risks associated with a Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance
          quotation will
                    continue in the future.
                    0












                         The Funds may also cite endorsements or use for comparison their performance rankings and listings reported in such
                    newspapers or business or consumer publications as, among others:
                    AAII Journal, Barron's, Boston Business Journal, Boston
          Globe,
                    Boston Herald, Business Week, Consumer's Digest, Consumer Guide
                    Publications, Changing Times, Financial Planning,
          Financial
                    World, Forbes, Fortune, Growth Fund Guide, Houston
          Post,
                    Institutional Investor, International Fund Monitor,
          Investor's
                    Daily, Los Angeles Times, Medical Economics, Miami Herald, Money
                    Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund
          Source
                    Book, Mutual Fund Values, National Underwriter Nelson's Director
                    of Investment Managers, New York Times, Newsweek, No
          Load Fund
                    Investor, No Load Fund* X, Oakland Tribune, Pension
          World,
                    Pensions and Investment Age, Personal Investor, Rugg and Steele,
                    Time, U.S. News and World Report, USA Today, The Wall
          Street
                    Journal, and Washington Post.

                                           FINANCIAL STATEMENTS

                         The Funds' Portfolios of Investments as of June
          30, 1995,
                    Statements of Assets and Liabilities as of June 30,
          1995,
                    Statements of Operations for the fiscal year ended June 30, 1995,
                    Statements of Changes in Net Assets for the fiscal year ended
                    June 30, 1995 and the fiscal year ended June 30, 1994, Financial
                    Highlights, Notes to Financial Statements, and Reports of
                    Independent Accountants are included in each Fund's June 30, 1995
                    Annual Report to Shareholders, which is incorporated by reference into this SAI. Copies of the Funds' financial statements may be obtained upon request and without charge from MIMI at the address and telephone number provided on the cover of this SAI.
































                                                APPENDIX A
                        DESCRIPTION OF STANDARD & POOR'S CORPORATION
          ("S&P") AND
                       MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
          CORPORATE BOND,
                            COMMERCIAL PAPER AND MUNICIPAL OBLIGATIONS
          RATINGS


                    [From "Moody's Bond Record," November 1994 Issue
          (Moody's
                    Investor Service, New York, 1994), and "Standard &
          Poor's
                    Municipal Ratings Handbook," October 1994 Issue (McGraw Hill, New
                    York, 1994).]

                         (a)  MOODY'S:

                         CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by












                    Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.
          Bonds
                    rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater
                    amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to
                    Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                         Bonds rated Baa by Moody's are considered medium-grade
                    obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear
                    adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as
                    well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of
                    interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

                         Bonds which are rated Caa are of poor standing.
          Such
                    issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                         COMMERCIAL PAPER.  The Prime rating is the highest
                    commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
                    (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an
                    appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in
                    relation to competition and customer acceptance; (4) liquidity;












                    (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
                    (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and
                    preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the
                    relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue.

                         (b)  S&P:

                         CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current
                    information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         Debt rated AAA by S&P is considered by S&P to be the highest grade obligation. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic
                    conditions than debt in higher rated categories.













                         Debt rated BBB by S&P is regarded by S&P as having an
                    adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

                         Debt rated BB, B, CCC, CC and C is regarded as having
                    predominately speculative characteristics with respect to
                    capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics,












                    these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues.
          However,
                    it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal
                    payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
                    BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.
          In the
                    event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt
                    subordinated to senior debt that is assigned an actual or implied
                    B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                         COMMERCIAL PAPER. An S&P commercial paper rating is a
                    current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.


                         Commercial paper rated A by S&P has the following
                    characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least one additional channel of borrowing;
          (iv)












                    basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the
                    reliability and quality of management should be unquestioned.
                    Issues rated A are further referred to by use of numbers 1, 2 and
                    3 to denote relative strength within this highest classification.
                    For example, the A-1 designation indicates that the degree of safety regarding timely payment of debt is strong.

                         Issues rated B are regarded as having only speculative
                    capacity for timely payment. The C rating is assigned to short-
                    term debt obligations with a doubtful capacity for payment.













                    II.  MUNICIPAL OBLIGATIONS RATINGS

                         (a)  MOODY'S:

                                                   Aaa

                         Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                                    Aa

                         Bonds rated Aa are judged to be of high quality by all
                    standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                                    A

                         Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a suscepti-
                    bility to impairment sometime in the future.

                                                   Baa

                         Bonds rated Baa are considered medium grade obligations,
                    i.e., they are neither highly protected nor poorly secured.
                    Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
                    Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                         Moody's letter ratings may be modified by the addition of a numerical modifier, which is used to show relative standing within the major rating categories, except in the Aaa grade.

                         MIG Ratings: Moody's ratings for state and municipal short-
                    term obligations will be designated Moody's Investment Grade or
                    MIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of the major importance in bond risk, long-term secular trends for example, may be less important over the short run.

                         VMIG Ratings: A short-term rating may also be assigned on
                    an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR.
                    Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such
                    characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity.
                    Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.













                                               MIG 1/VMIG 1

                         This designation denotes best quality. There is present
                    strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                               MIG 2/VMIG 2

                         This designation denotes high quality.  Margins of
                    protection are ample although not so large as in the preceding group.

                                               MIG 3/VMIG 3

                         This designation denotes favorable quality. All security
                    elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow
                    protection may be narrow and market access for refinancing is likely to be less well established.

                                               MIG 4/VMIG 4

                         This designation denotes adequate quality.
          Protection
                    commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                         (b)  S&P:

                         S&P's Municipal Bond Ratings cover obligations of states and political subdivisions. Ratings are assigned to general
                    obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighted in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

                         Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur,
                    i.e., an insurance program, Federal or State guaranty, or the automatic withholding and use of State aid to pay the defaulted debt service.

                                                   AAA

                         PRIME -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

                         GENERAL OBLIGATION BONDS -- In a period of economic stress,












                    the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

                         REVENUE BONDS -- Debt service coverage has been, and is
                    expected to remain, substantial. Stability of the pledged
                    revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of
                    superior management.

                                                    AA

                         HIGH GRADE -- The investment characteristics of general
                    obligation and revenue bonds in this group differ in only small degrees from those of the prime quality issues. Bonds rated "AA"
                    have the second strongest capacity for payment of debt service.

                         GOOD GRADE -- Principal and interest payments on bonds in
                    this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

                         GENERAL OBLIGATION BONDS -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management.
                    Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

                         REVENUE BONDS -- Debt service coverage is good, but not
                    exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while
                    satisfactory, are less stringent. Management performance appears adequate.

                                                   BBB

                         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic
                    conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                         S&P's letter ratings may be modified by the addition of a
                    plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

                                                   SP-1

                         These notes show a very strong or strong capacity to pay













                    principal and interest. Those issues with overwhelming safety characteristics will be given a plus (+) designation.

                                                   SP-2

                         These notes show a satisfactory capacity to pay principal
                    and interest.
































                                                APPENDIX B
                                      TAX-EXEMPT VS. TAXABLE INCOME


                    MACKENZIE NATIONAL MUNICIPAL FUND, MACKENZIE LIMITED
          TERM
                    MUNICIPAL FUND

                    The following table illustrates the approximate taxable yields for individuals that are equivalent to various tax-exempt yields,













                    based upon 1995 Federal income tax rates. The table illustrates the approximate yield you would have to earn on taxable investments to equal a given tax-exempt yield in your income tax
                    bracket. Locate your taxable income, then locate your tax
                    bracket based on joint or single tax return filing. Read across to find the approximate equivalent taxable yield you would need to match a given tax-exempt yield. There is, of course, no assurance that an investment in a Fund will result in the
                    realization of any particular return.


                    1995[*]

                                                INCOME
                     TAXABLE INCOME             TAX       TAX-EXEMPT YIELD
          OF:
                                                BRACKET

                     Joint         Single                 5%       6%
          7%
                     Return        Return

                     $0-39,000     $0-23,350    15%       5.88%    7.06%
          8.24%

                     $39,001-      $23,351-     28        6.94     8.33
          9.72
                     94,250        56,550


                     $94,251-      $56,551-     31        7.25     8.70
          10.14
                     143,600       117,950

                     $143,601-     $117,951-    36        7.81     9.38
          10.94
                     256,500       256,500


                     Over          Over         39.6      8.28     9.93
          11.59
                     $256,500      $256,500

































                                                INCOME
                                                TAX
                     TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
          OF:

                     Joint         Single                 8%       9%
          10%
                     Return        Return


                     $0-39,000     $0-23,350    15%       9.41%    10.59%
          11.76%

                     $39,001-      $23,351-     28        11.11    12.50
          13.89
                     94,250        56,550


                     $94,251-      $56,551-     31        11.59    13.04
          14.49
                     143,600       117,950

                     $143,601-     $117,951-    36        12.50    14.06
          15.63
                     256,500       256,500


                     Over          Over         39.6      13.25    14.90
          16.56
                     $256,500      $256,500


                                                INCOME
                     TAXABLE INCOME             TAX       TAX-EXEMPT
                                                BRACKET   YIELD OF:
                     Joint         Single                 11%      12%
                     Return        Return













                     $0-39,000     $0-23,350    15%       12.94%   14.12%

                     $39,001-      $23,351-     28        15.28    16.67
                     94,250        56,550


                     $94,251-      $56,551-     31        15.94    17.39
                     143,600       117,950


                     $143,601-     $117,951-    36        17.19    18.75
                     256,500       256,500

                     Over          Over         39.6      18.21    19.87
                     $256,500      $256,500


                    [*] This table does not purport to deal with a shareholder's particular situation. Shareholders are advised to consult
                         their own tax advisor with respect to the particular tax
                         consequences to them of an investment in a Fund. This table does not take into account any taxes other than the regular
                         Federal income tax. This table reflects certain assumptions, including: (i) the Federal alternative minimum
                         tax is not applicable, and (ii) a shareholder has no net
                         capital gain for the taxable year. Depending upon the
                         circumstances, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate. This can be
                         attributable to a variety of factors, including the phase













                         out of personal exemptions and the reduction of certain
                         itemized deductions for taxpayers whose adjusted gross
                         incomes exceed specified thresholds.


                    MACKENZIE CALIFORNIA MUNICIPAL FUND

                    The following table illustrates the approximate taxable yields for individuals that are equivalent to various tax-exempt yields, based upon combined 1995 Federal and 1994 California income tax rates. For cases in which two or more state or Federal brackets fall within a bracket shown, the highest state bracket is
                    combined with the highest Federal bracket. The combined Federal and California income tax brackets shown reflect the fact that state income taxes are currently deductible as an itemized deduction for Federal tax purposes (however, a taxpayer's
                    itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing this table). The table illustrates the approximate yield you would have to earn on taxable investments to equal a given tax-exempt yield in your income tax bracket. Locate your taxable income, then locate your tax bracket based on joint or single tax return filing. Read across to find the approximate equivalent taxable yield you would need to match a given tax-exempt yield.
          There
                    is, of course, no assurance that an investment in a Fund will result in the realization of any particular return.











































                    1995[*]
                                                INCOME
                                                TAX
                     TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
          OF:

                     Joint         Single                 5%       6%
          7%
                     Return        Return

                     $0-39,000     $0-23,350    20.10%    6.26%    7.51%
          8.76%

                     $39,001-      $23,351-     34.70     7.66     9.19
          10.72
                     94,250        56,550


                     $94,251-      $56,551-     37.42     7.99     9.59
          11.19
                     143,600       107,464

                     $143,601-     $107,465-    42.40     8.68     10.42
          12.15
                     256,500       214,929


                     Over          Over         46.24     9.30     11.16
          13.02
                     $256,500      $214,929













                                                INCOME
                     TAXABLE INCOME             TAX       TAX-EXEMPT YIELD
          OF:
                                                BRACKET
                     Joint         Single                 8%       9%
          10%
                     Return        Return


                     $0-39,000     $0-23,350    20.10%    10.01%   11.26%
          12.52%

                     $39,001-      $23,351-     34.70     12.25    13.78
          15.31
                     94,250        56,550


                     $94,251-      $56,551-     37.42     12.78    14.38
          15.98
                     143,600       107,464


                     $143,601-     $107,465-    42.40     13.89    15.63
          17.36
                     256,500       214,929

                     Over          Over         46.24     14.88    16.74
          18.60
                     $256,500      $214,929



















                                                INCOME
                     TAXABLE INCOME             TAX       TAX-EXEMPT
                                                BRACKET   YIELD OF:

                     Joint         Single                 11%      12%
                     Return        Return













                     $0-39,000     $0-23,350    20.10%    13.77%   15.02%

                     $39,001-      $23,351-     34.70     16.85    18.38
                     94,250        56,550


                     $94,251-      $56,551-     37.42     17.58    19.18
                     143,600       107,464

                     $143,601-     $107,465-    42.40     19.31    21.07
                     256,500       214,929


                     Over          Over         46.24     20.46    22.32
                     $256,500      $214,929

                    [*] This table does not purport to deal with a shareholder's particular situation. Shareholders are advised to consult
                         their own tax advisor with respect to the particular tax
                         consequences to them of an investment in a Fund. This table does not take into account any taxes other than the regular
                         Federal income tax and the regular California personal
                         income tax. This table reflects certain assumptions,
                         including: (i) there are no Federal or California minimum
                         taxes applicable, and (ii) a shareholder has no net capital gain for the taxable year. In addition, this table does not reflect the fact that a shareholder's taxable income for
                         Federal income tax purposes may not be the same as the
                         shareholder's taxable income for California personal income tax purposes. Depending upon the circumstances, a shareholder's effective marginal tax rate may differ from
                         his or her tax bracket rate. This can be attributable to a variety of factors, including the Federal phase out of
                         personal exemptions and reduction of certain itemized
                         deductions for taxpayers whose adjusted gross incomes exceed specified thresholds.

                    MACKENZIE NEW YORK MUNICIPAL FUND

                    The following tables illustrate the approximate taxable yields for individuals that are equivalent to various tax-exempt yields, based upon, in the case of the first table, 1995 combined Federal and New York State income tax rates and, in the case of the second table, 1995 combined Federal, New York State and New York
                    City income tax rates. For cases in which two or more state (or city) brackets fall within a Federal bracket, the highest state
                    (or city) bracket is combined with the Federal bracket.
          The
                    combined income tax brackets shown reflect the fact that city and state income taxes are currently deductible as an itemized deduction for Federal tax purposes (however, a taxpayer's
                    itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables). The tables illustrate the approximate yield you would have to earn on taxable investments to equal a given tax-
                    exempt yield in your income tax bracket. Locate your taxable income, then locate your tax bracket based on joint or single tax return filing. Read across to find the approximate equivalent taxable yield you would need to match a given tax-exempt yield.
                    There is, of course, no assurance that an investment in a Fund will result in the realization of any particular return.

                         NEW YORK STATE

                    1995[*]
                                                INCOME
                                                TAX
                     TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
          OF:

                     Joint         Single                 5%       6%
          7%
                     Return        Return

                     $0-39,000     $0-23,350    21.45%    6.37%    7.64%
          8.91%

                     $39,001-      $23,351-     33.47     7.52     9.02
          10.52
                     94,250        56,550


                     $94,251-      $56,551-     36.24     7.84     9.41
          10.98
                     143,600       117,950

                     $143,601-     $117,951-    40.86     8.45     10.15
          11.84
                     256,500       256,500


                     Over          Over         44.19     8.96     10.75
          12.54
                     $256,500      $256,500




































                                                INCOME
                                                TAX
                     TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
          OF:

                     Joint         Single                 8%       9%
          10%
                     Return        Return


                     $0-39,000     $0-23,350    21.45%    10.18%   11.46%
          12.73%

                     $39,001-      $23,351-     33.47     12.02    13.53
          15.03
                     94,250        56,550


                     $94,251-      $56,551-     36.24     12.55    14.12
          15.68
                     143,600       117,950

                     $143,601-     $117,951-    40.86     13.53    15.22
          16.91
                     256,500       256,500


                     Over          Over         44.19     14.33    16.13
          17.92
                     $256,500      $256,500



                                                INCOME
                     TAXABLE INCOME             TAX       TAX-EXEMPT
                                                BRACKET   YIELD OF:
                     Joint         Single                 11%      12%
                     Return        Return


                     $0-39,000     $0-23,350    21.45%    14.00%   15.28%

                     $39,001-      $23,351-     33.47     16.53    18.04
                     94,250        56,550













                     $94,251-      $56,551-     36.24     17.25    18.82
                     143,600       117,950


                     $143,601-     $117,951-    40.86     18.60    20.29
                     256,500       256,500

                     Over          Over         44.19     19.71    21.50
                     $256,500      $256,500

                    [*] This table does not purport to deal with a shareholder's particular situation. Shareholders are advised to consult
                         their own tax advisor with respect to the particular tax
                         consequences to them of an investment in a Fund. This table does not take into account:  (i) any taxes other
          than the
                         regular Federal income tax and the regular New
          York State
                         personal income tax, or (ii) the New York State
          tax table
                         benefit recapture tax.   This table reflects
          certain
                         assumptions, including: (i) there are no Federal or New
                         York State minimum taxes applicable, and (ii) a shareholder has no net capital gain for the taxable year. In addition, this table does not reflect the fact that a shareholder's
                         taxable income for Federal income tax purposes may not be
                         the same as the shareholder's taxable income for New York
                         State income tax purposes. Depending upon the circumstances, a shareholder's effective marginal tax rate












                         may differ from his or her tax bracket rate. This can be
                         attributable to a variety of factors, including the Federal phase out of personal exemptions and reduction of certain
                         itemized deductions for taxpayers whose adjusted gross
                         incomes exceed specified thresholds.

                         NEW YORK STATE AND CITY

                    1995[*]
                                                INCOME
                                                TAX
                     TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
          OF:

                     Joint         Single                 5%       6%
          7%
                     Return        Return

                     $0-39,000     $0-23,350    25.19%    6.68%    8.02%
          9.36%

                     $39,001-      $23,351-     36.64     7.89     9.47
          11.05
                     94,250        56,550


                     $94,251-      $56,551-     39.32     8.24     9.89
          11.54
                     143,600       117,950

                     $143,601-     $117,951-    43.71     8.88     10.66
          12.44
                     256,500       256,500


                     Over          Over         46.88     9.41     11.30
          13.18
                     $256,500      $256,500


































                                                INCOME
                                                TAX
                     TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
          OF:

                     Joint         Single                 8%       9%
          10%
                     Return        Return


                     $0-39,000     $0-23,350    25.19%    10.69%   12.03%
          13.37%

                     $39,001-      $23,351-     36.64     12.63    14.20
          15.78
                     94,250        56,550


                     94,251-       56,551-      39.32     13.18    14.83
          16.48
                     143,600       117,950

                     $143,601-     $117,951-    43.71     14.21    15.99
          17.77
                     256,500       256,500


                     Over          Over         46.88     15.06    16.94
          18.83
                     $256,500      $256,500


                                                INCOME
                                                TAX       TAX-EXEMPT
                     TAXABLE INCOME             BRACKET   YIELD OF:
                     Joint         Single                 11%      12%
                     Return        Return


                     $0-39,000     $0-23,350    25.19%    14.70%   16.04%

                     $39,001-      $23,351-     36.64     17.36    18.94
                     94,250        56,550













                     $94,251-      $56,551-     39.32     18.13    19.78
                     143,600       117,950


                     $143,601-     $117,951-    43.71     19.54    21.32
                     256,500       256,500

                     Over          Over         46.88     20.71    22.59
                     $256,500      $256,500

                    [*] This table does not purport to deal with a shareholder's particular situation. Shareholders are advised to consult
                         their own tax advisor with respect to the particular tax
                         consequences to them of an investment in a Fund. This table does not take into account: (i) any taxes other than the













                         regular Federal income tax, the regular New York
          State
                         personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge
          and the
                         additional tax), or (ii) the New York State tax
          table
                         benefit recapture tax.   This table reflects
          certain
                         assumptions, including: (i) there are no Federal, state, or city minimum taxes applicable, and (ii) a shareholder has no net capital gain for the taxable year. In addition, this
                         table does not reflect the fact that a
          shareholder's taxable
                         income for Federal income tax purposes may not be the same as the shareholder's taxable income for state and city tax purposes. Depending upon the circumstances, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate. This can be attributable to a variety of
                         factors, including the Federal phase out of personal
                         exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross incomes exceed specified
                         thresholds.